FS Variable Separate Account

The United States Life Insurance Company in the City of New York

2020

Annual Report

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of FS Variable Separate Account.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of FS Variable Separate Account indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of FS Variable Separate Account as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Small Capitalization Fund Class 4

American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 2

American Funds IS Bond Fund Class 4	American Funds IS Growth Fund Class 4

American Funds IS Capital Income Builder Class 4	American Funds IS Growth-Income Fund Class 2

American Funds IS Capital World Bond Fund Class 4	American Funds IS Growth-Income Fund Class 4

American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 4 (15)

American Funds IS Global Growth Fund Class 4	AST SA Wellington Capital Appreciation Portfolio Class 3

AST SA BlackRock Multi-Asset Income Portfolio Class 1 (2) (11) (14)	AST SA Wellington Government and Quality Bond Portfolio Class 1 (2)

AST SA BlackRock Multi-Asset Income Portfolio Class 3 (11) (14)	AST SA Wellington Government and Quality Bond Portfolio Class 3

AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Strategic Multi-Asset Portfolio Class 1 (2)

AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 3

AST SA Wellington Capital Appreciation Portfolio Class 1 (2)	BlackRock Global Allocation V.I. Fund Class III

BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	Columbia VP Large Cap Growth Fund Class 1

Columbia VP Emerging Markets Bond Fund Class 2 (15)	Columbia VP Limited Duration Credit Fund Class 2

Columbia VP Income Opportunities Fund Class 1	FTVIP Franklin Rising Dividends VIP Fund Class 2

FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2

FTVIP Franklin Income VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2

FTVIP Franklin Mutual Global Discovery VIP Fund Class 2 (4)	Goldman Sachs VIT Government Money Market Fund Service Shares

Goldman Sachs VIT Global Trends Allocation Fund Service Shares	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares

Goldman Sachs VIT Government Money Market Fund Institutional Shares (5)	Invesco V.I. Comstock Fund Series II

Invesco V.I. American Franchise Fund Series II	Invesco V.I. Equity and Income Fund Series II

Invesco V.I. American Value Fund Series II (15)	Invesco V.I. Growth and Income Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series II	Lord Abbett Mid Cap Stock Portfolio Class VC

Ivy VIP Asset Strategy Class II (15)	Lord Abbett Short Duration Income Portfolio Class VC

Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC (8)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Lord Abbett Developing Growth Portfolio Class VC (6)	PIMCO Emerging Markets Bond Portfolio Advisor Class

Lord Abbett Fundamental Equity Portfolio Class VC	PIMCO Total Return Portfolio Advisor Class (7)

Lord Abbett Growth and Income Portfolio Class VC	PVC Real Estate Securities Account Class 2 (12)

Morgan Stanley VIF Global Infrastructure Portfolio Class II	PVC SAM Balanced Portfolio Class 2

Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	PVC SAM Conservative Balanced Portfolio Class 2

PIMCO All Asset Portfolio Advisor Class	PVC SAM Conservative Growth Portfolio Class 2

PIMCO Dynamic Bond Portfolio Advisor Class	PVC SAM Flexible Income Portfolio Class 2

PVC Core Plus Bond Account Class 1	PVC SAM Strategic Growth Portfolio Class 2

PVC Diversified International Account Class 1	PVC Short-Term Income Account Class 1

PVC Equity Income Account Class 2	PVC SmallCap Account Class 2

PVC Government & High Quality Bond Account Class 1	SST SA Multi-Managed Large Cap Value Portfolio Class 3 (15)

PVC Income Account Class 2 (13) (14)	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3

PVC Large Cap Growth Account I Class 1	SST SA Multi-Managed Mid Cap Value Portfolio Class 3

PVC LargeCap Growth Account Class 2 (1) (14)	SST SA Multi-Managed Small Cap Portfolio Class 3 (15)

PVC MidCap Account Class 2	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3

PVC Principal Capital Appreciation Account Class 2	SST SA T. Rowe Price Growth Stock Portfolio Class 3 (10)

SST SA Allocation Balanced Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3

SST SA Allocation Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 1

SST SA Allocation Moderate Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3

SST SA Allocation Moderate Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 1

SST SA Columbia Focused Value Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3

SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 1

SST SA Multi-Managed International Equity Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3

SST SA Multi-Managed Large Cap Growth Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 1

SAST SA AB Growth Portfolio Class 1 (2)	SAST SA JPMorgan Global Equities Portfolio Class 3

SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1

SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3

SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1

SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3

SAST SA American Funds Growth Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3

SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3

SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3

SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3 (9)	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1 (3)

SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3

SAST SA Columbia Technology Portfolio Class 1	SAST SA Legg Mason Tactical Opportunities Class 3

SAST SA Columbia Technology Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1

SAST SA DFA Ultra Short Bond Portfolio Class 1 (3)	SAST SA MFS Blue Chip Growth Portfolio Class 3

SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1

SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3

SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 1 (3)

SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3

SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Mid Cap Index Portfolio Class 3

SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 1

        2

SAST SA Fidelity Institutional AM® International Growth Class 3 (7)	SAST SA Morgan Stanley International Equities Portfolio Class 3

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3

SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 1

SAST SA Fixed Income Index Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3

SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1 (3)

SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3

SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3 (7)	SAST SA Schroders VCP Global Allocation Portfolio Class 3

SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3

SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3

SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3

SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Templeton Foreign Value Portfolio Class 3

SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3

SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3

SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3

SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1

SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3

SAST SA International Index Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 3

SAST SA Invesco Growth Opportunities Portfolio Class 1	VALIC Company I Nasdaq-100 Index Fund

SAST SA Invesco Growth Opportunities Portfolio Class 3	VALIC Company I Small Cap Index Fund

SAST SA Invesco Main Street Large Cap Portfolio Class 1	VALIC Company I Stock Index Fund

SAST SA Invesco Main Street Large Cap Portfolio Class 3	VALIC Company I International Equities Index Fund

SAST SA Invesco VCP Equity-Income Portfolio Class 3	VALIC Company I International Socially Responsible Fund (15)

SAST SA Janus Focused Growth Portfolio Class 1 (3)	VALIC Company I Mid Cap Index Fund

(1)	The PVC Large Cap Growth Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the periods June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(2)	On November 29, 2019 sub-accounts of FS Variable Annuity Account One merged into the FS Variable Separate Account. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 and January 1, 2020 through December 31, 2020 for the merged sub-accounts.

(3)	On November 29, 2019 sub-accounts of FS Variable Annuity Account Two merged into the FS Variable Separate Account. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 and January 1, 2020 through December 31, 2020 for the merged sub-accounts.

(4)	For the period January 1, 2019 to June 11, 2019.

(5)	For the period January 31, 2020 (commencement of operations) to December 31, 2020.

(6)	For the periods December 30, 2019 to December 31, 2019 and January 1, 2020 to December 31, 2020.

(7)	For the periods October 07, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(8)	For the periods September 27, 2019 to December 31, 2019 and January 1, 2020 to December 31, 2020.

(9)	For the period October 13, 2020 (commencement of operations) to December 31, 2020.

(10)	For the period January 1, 2019 to June 10, 2019.

(11)	For the periods January 1, 2019 to December 31, 2019 and January 1, 2020 to January 31, 2020 (cessation of operations).

(12)	For the period January 1, 2019 to May 22, 2019.

(13)	The PVC Income Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the periods June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(14)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.

        3

(15)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of FS Variable Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of FS Variable Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 23, 2021

We have served as the auditor of one or more of the sub-accounts of the United States Life Insurance Company in the City of New York since at least 1994. We have not been able to determine the specific year we began serving as auditor.

        4

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Funds IS Asset Allocation Fund Class 2	$1,779,901	$-	$1,779,901	$-	$1,779,901	$1,779,901
American Funds IS Asset Allocation Fund Class 4	521,609	-	521,609	-	521,609	521,609
American Funds IS Bond Fund Class 4	235,203	-	235,203	-	235,203	235,203
American Funds IS Capital Income Builder Class 4	169,490	-	169,490	-	169,490	169,490
American Funds IS Capital World Bond Fund Class 4	32,776	-	32,776	-	32,776	32,776
American Funds IS Global Growth Fund Class 2	6,154,200	-	6,154,200	-	6,154,200	6,154,200
American Funds IS Global Growth Fund Class 4	393,634	-	393,634	-	393,634	393,634
American Funds IS Global Small Capitalization Fund Class 4	8,193	-	8,193	-	8,193	8,193
American Funds IS Growth Fund Class 2	7,842,503	-	7,842,503	-	7,842,503	7,842,503
American Funds IS Growth Fund Class 4	218,052	-	218,052	-	218,052	218,052
American Funds IS Growth-Income Fund Class 2	7,216,176	-	7,216,176	-	7,216,176	7,216,176
American Funds IS Growth-Income Fund Class 4	562,218	-	562,218	-	562,218	562,218
AST SA PGI Asset Allocation Portfolio Class 1	2,541,597	-	2,541,597	41,886	2,499,711	2,541,597
AST SA PGI Asset Allocation Portfolio Class 3	3,864,633	-	3,864,633	-	3,864,633	3,864,633
AST SA Wellington Capital Appreciation Portfolio Class 1	15,625,739	-	15,625,739	205,809	15,419,930	15,625,739
AST SA Wellington Capital Appreciation Portfolio Class 3	35,100,591	-	35,100,591	9,539	35,091,052	35,100,591
AST SA Wellington Government and Quality Bond Portfolio Class 1	1,819,190	-	1,819,190	56,733	1,762,457	1,819,190
AST SA Wellington Government and Quality Bond Portfolio Class 3	35,860,833	-	35,860,833	1,312	35,859,521	35,860,833
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	201,649	-	201,649	-	201,649	201,649
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	5,933,008	-	5,933,008	-	5,933,008	5,933,008
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	92,086	-	92,086	-	92,086	92,086
BlackRock Global Allocation V.I. Fund Class III	113,417	-	113,417	-	113,417	113,417
Columbia VP Income Opportunities Fund Class 1	107,142	-	107,142	-	107,142	107,142
Columbia VP Large Cap Growth Fund Class 1	450,493	-	450,493	-	450,493	450,493
Columbia VP Limited Duration Credit Fund Class 2	20,302	-	20,302	-	20,302	20,302
FTVIP Franklin Allocation VIP Fund Class 2	4,018,713	-	4,018,713	-	4,018,713	4,018,713
FTVIP Franklin Income VIP Fund Class 2	15,056,274	-	15,056,274	-	15,056,274	15,056,274
FTVIP Franklin Rising Dividends VIP Fund Class 2	14,520	-	14,520	-	14,520	14,520
FTVIP Franklin Strategic Income VIP Fund Class 2	87,294	-	87,294	-	87,294	87,294
FTVIP Templeton Global Bond VIP Fund Class 2	1,432	-	1,432	-	1,432	1,432
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	41,372	-	41,372	-	41,372	41,372
Goldman Sachs VIT Government Money Market Fund Institutional Shares	75,714	-	75,714	25,056	50,658	75,714
Goldman Sachs VIT Government Money Market Fund Service Shares	25,610,849	-	25,610,849	-	25,610,849	25,610,849
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	54,219	-	54,219	-	54,219	54,219
Invesco V.I. American Franchise Fund Series II	2,792,700	-	2,792,700	-	2,792,700	2,792,700
Invesco V.I. Balanced-Risk Allocation Fund Series II	37,219	-	37,219	-	37,219	37,219
Invesco V.I. Comstock Fund Series II	13,232,241	-	13,232,241	3,818	13,228,423	13,232,241
Invesco V.I. Equity and Income Fund Series II	30,975	-	30,975	-	30,975	30,975
Invesco V.I. Growth and Income Fund Series II	20,883,286	-	20,883,286	1,682	20,881,604	20,883,286
Lord Abbett Bond Debenture Portfolio Class VC	167,398	-	167,398	-	167,398	167,398
Lord Abbett Developing Growth Portfolio Class VC	251,390	-	251,390	-	251,390	251,390
Lord Abbett Fundamental Equity Portfolio Class VC	51,683	-	51,683	-	51,683	51,683
Lord Abbett Growth and Income Portfolio Class VC	8,433,101	-	8,433,101	585	8,432,516	8,433,101
Lord Abbett Mid Cap Stock Portfolio Class VC	107,912	-	107,912	-	107,912	107,912
Lord Abbett Short Duration Income Portfolio Class VC	375,108	-	375,108	-	375,108	375,108
Morgan Stanley VIF Global Infrastructure Portfolio Class II	74,841	-	74,841	-	74,841	74,841
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	34,159	-	34,159	-	34,159	34,159
PIMCO All Asset Portfolio Advisor Class	14,416	-	14,416	-	14,416	14,416
PIMCO Dynamic Bond Portfolio Advisor Class	22,791	-	22,791	-	22,791	22,791
PIMCO Emerging Markets Bond Portfolio Advisor Class	241,225	-	241,225	-	241,225	241,225
PIMCO Total Return Portfolio Advisor Class	5,902,113	-	5,902,113	-	5,902,113	5,902,113
PVC Core Plus Bond Account Class 1	23,878	-	23,878	-	23,878	23,878
PVC Diversified International Account Class 1	16,025	-	16,025	-	16,025	16,025
PVC Equity Income Account Class 2	268,688	-	268,688	-	268,688	268,688
PVC Government & High Quality Bond Account Class 1	608	-	608	-	608	608
PVC Large Cap Growth Account I Class 1	4,942	-	4,942	-	4,942	4,942
PVC MidCap Account Class 2	1,099,256	-	1,099,256	-	1,099,256	1,099,256
PVC Principal Capital Appreciation Account Class 2	193,242	-	193,242	-	193,242	193,242

The accompanying Notes to Financial Statements are an integral part of this statement.

1

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
PVC SAM Balanced Portfolio Class 2	$5,736,578	$-	$5,736,578	$66,394	$5,670,184	$5,736,578
PVC SAM Conservative Balanced Portfolio Class 2	29,643	-	29,643	-	29,643	29,643
PVC SAM Conservative Growth Portfolio Class 2	616,026	-	616,026	-	616,026	616,026
PVC SAM Flexible Income Portfolio Class 2	95,885	-	95,885	15,283	80,602	95,885
PVC SAM Strategic Growth Portfolio Class 2	384,997	-	384,997	-	384,997	384,997
PVC Short-Term Income Account Class 1	28,074	-	28,074	-	28,074	28,074
PVC SmallCap Account Class 2	8,504	-	8,504	-	8,504	8,504
SST SA Allocation Balanced Portfolio Class 3	15,817,921	-	15,817,921	-	15,817,921	15,817,921
SST SA Allocation Growth Portfolio Class 3	14,824,816	-	14,824,816	-	14,824,816	14,824,816
SST SA Allocation Moderate Growth Portfolio Class 3	20,120,852	-	20,120,852	-	20,120,852	20,120,852
SST SA Allocation Moderate Portfolio Class 3	15,969,530	-	15,969,530	32,521	15,937,009	15,969,530
SST SA Columbia Focused Value Portfolio Class 3	5,342	-	5,342	-	5,342	5,342
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	176,826	-	176,826	-	176,826	176,826
SST SA Multi-Managed International Equity Portfolio Class 3	38,131	-	38,131	-	38,131	38,131
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	66,740	-	66,740	-	66,740	66,740
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	8,180	-	8,180	-	8,180	8,180
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,720	-	4,720	-	4,720	4,720
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	5,818,731	-	5,818,731	-	5,818,731	5,818,731
SST SA Wellington Real Return Portfolio Class 3	21,270,316	-	21,270,316	2,575	21,267,741	21,270,316
SAST SA AB Growth Portfolio Class 1	22,797,952	-	22,797,952	388,436	22,409,516	22,797,952
SAST SA AB Growth Portfolio Class 3	28,533,132	-	28,533,132	328	28,532,804	28,533,132
SAST SA AB Small & Mid Cap Value Portfolio Class 3	21,013,601	-	21,013,601	13,814	20,999,787	21,013,601
SAST SA American Funds Asset Allocation Portfolio Class 3	96,573,182	-	96,573,182	-	96,573,182	96,573,182
SAST SA American Funds Global Growth Portfolio Class 3	20,281,926	-	20,281,926	10,685	20,271,241	20,281,926
SAST SA American Funds Growth Portfolio Class 3	25,562,586	-	25,562,586	12,699	25,549,887	25,562,586
SAST SA American Funds Growth-Income Portfolio Class 3	18,181,934	-	18,181,934	7,025	18,174,909	18,181,934
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	207,839,413	-	207,839,413	-	207,839,413	207,839,413
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	530,109	-	530,109	-	530,109	530,109
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	82,772,732	-	82,772,732	-	82,772,732	82,772,732
SAST SA Columbia Technology Portfolio Class 1	667,272	-	667,272	-	667,272	667,272
SAST SA Columbia Technology Portfolio Class 3	8,257,899	-	8,257,899	-	8,257,899	8,257,899
SAST SA DFA Ultra Short Bond Portfolio Class 1	1,073,719	-	1,073,719	1,846	1,071,873	1,073,719
SAST SA DFA Ultra Short Bond Portfolio Class 3	16,213,219	-	16,213,219	95,316	16,117,903	16,213,219
SAST SA Dogs of Wall Street Portfolio Class 1	970,638	-	970,638	-	970,638	970,638
SAST SA Dogs of Wall Street Portfolio Class 3	11,470,964	-	11,470,964	1,284	11,469,680	11,470,964
SAST SA Emerging Markets Equity Index Portfolio Class 3	377,837	-	377,837	-	377,837	377,837
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	1,985,228	-	1,985,228	21,795	1,963,433	1,985,228
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	53,154,106	-	53,154,106	2,883	53,151,223	53,154,106
SAST SA Fidelity Institutional AM® International Growth Class 3	341,021	-	341,021	-	341,021	341,021
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	749,051	-	749,051	-	749,051	749,051
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	9,370,945	-	9,370,945	2,101	9,368,844	9,370,945
SAST SA Fixed Income Index Portfolio Class 3	6,273,895	-	6,273,895	-	6,273,895	6,273,895
SAST SA Fixed Income Intermediate Index Portfolio Class 3	3,432,385	-	3,432,385	-	3,432,385	3,432,385
SAST SA Franklin Small Company Value Portfolio Class 3	9,980,694	-	9,980,694	846	9,979,848	9,980,694
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	182,179	-	182,179	-	182,179	182,179
SAST SA Global Index Allocation 60/40 Portfolio Class 3	7,721,094	-	7,721,094	-	7,721,094	7,721,094
SAST SA Global Index Allocation 75/25 Portfolio Class 3	5,399,042	-	5,399,042	-	5,399,042	5,399,042
SAST SA Global Index Allocation 90/10 Portfolio Class 3	14,724,305	-	14,724,305	-	14,724,305	14,724,305
SAST SA Goldman Sachs Global Bond Portfolio Class 1	799,114	-	799,114	5,141	793,973	799,114
SAST SA Goldman Sachs Global Bond Portfolio Class 3	23,533,683	-	23,533,683	823	23,532,860	23,533,683
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	3,836,677	-	3,836,677	-	3,836,677	3,836,677
SAST SA Index Allocation 60/40 Portfolio Class 3	22,544,168	-	22,544,168	-	22,544,168	22,544,168
SAST SA Index Allocation 80/20 Portfolio Class 3	54,169,358	-	54,169,358	-	54,169,358	54,169,358
SAST SA Index Allocation 90/10 Portfolio Class 3	75,177,216	-	75,177,216	-	75,177,216	75,177,216
SAST SA International Index Portfolio Class 3	522,356	-	522,356	-	522,356	522,356
SAST SA Invesco Growth Opportunities Portfolio Class 1	356,874	-	356,874	-	356,874	356,874

The accompanying Notes to Financial Statements are an integral part of this statement.

2

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) Company’s General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
SAST SA Invesco Growth Opportunities Portfolio Class 3	$8,171,900	$-	$8,171,900	$1,591	$8,170,309	$8,171,900
SAST SA Invesco Main Street Large Cap Portfolio Class 1	1,560,332	-	1,560,332	48,230	1,512,102	1,560,332
SAST SA Invesco Main Street Large Cap Portfolio Class 3	5,248,588	-	5,248,588	-	5,248,588	5,248,588
SAST SA Invesco VCP Equity-Income Portfolio Class 3	168,006,317	-	168,006,317	-	168,006,317	168,006,317
SAST SA Janus Focused Growth Portfolio Class 1	1,137,070	-	1,137,070	-	1,137,070	1,137,070
SAST SA Janus Focused Growth Portfolio Class 3	8,635,857	-	8,635,857	555	8,635,302	8,635,857
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	2,369,590	-	2,369,590	7,216	2,362,374	2,369,590
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	17,505,006	-	17,505,006	-	17,505,006	17,505,006
SAST SA JPMorgan Emerging Markets Portfolio Class 1	1,372,048	-	1,372,048	4,997	1,367,051	1,372,048
SAST SA JPMorgan Emerging Markets Portfolio Class 3	7,344,076	-	7,344,076	391	7,343,685	7,344,076
SAST SA JPMorgan Equity-Income Portfolio Class 1	5,942,864	-	5,942,864	61,772	5,881,092	5,942,864
SAST SA JPMorgan Equity-Income Portfolio Class 3	11,862,426	-	11,862,426	-	11,862,426	11,862,426
SAST SA JPMorgan Global Equities Portfolio Class 1	1,233,354	-	1,233,354	1,434	1,231,920	1,233,354
SAST SA JPMorgan Global Equities Portfolio Class 3	2,169,064	-	2,169,064	-	2,169,064	2,169,064
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,060,816	-	1,060,816	21,630	1,039,186	1,060,816
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	58,121,790	-	58,121,790	11,485	58,110,305	58,121,790
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	3,053,755	-	3,053,755	8,589	3,045,166	3,053,755
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	12,615,122	-	12,615,122	567	12,614,555	12,615,122
SAST SA Large Cap Growth Index Portfolio Class 3	1,151,586	-	1,151,586	-	1,151,586	1,151,586
SAST SA Large Cap Index Portfolio Class 3	2,611,453	-	2,611,453	-	2,611,453	2,611,453
SAST SA Large Cap Value Index Portfolio Class 3	1,540,402	-	1,540,402	-	1,540,402	1,540,402
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	12,759,225	-	12,759,225	190,639	12,568,586	12,759,225
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	19,906,382	-	19,906,382	1,517	19,904,865	19,906,382
SAST SA Legg Mason Tactical Opportunities Class 3	2,797,726	-	2,797,726	-	2,797,726	2,797,726
SAST SA MFS Blue Chip Growth Portfolio Class 1	713,515	-	713,515	-	713,515	713,515
SAST SA MFS Blue Chip Growth Portfolio Class 3	8,369,258	-	8,369,258	923	8,368,335	8,369,258
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	2,732,782	-	2,732,782	14,934	2,717,848	2,732,782
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	15,085,720	-	15,085,720	3,062	15,082,658	15,085,720
SAST SA MFS Total Return Portfolio Class 1	3,532,030	-	3,532,030	93,575	3,438,455	3,532,030
SAST SA MFS Total Return Portfolio Class 3	13,582,170	-	13,582,170	1,509	13,580,661	13,582,170
SAST SA Mid Cap Index Portfolio Class 3	1,438,423	-	1,438,423	-	1,438,423	1,438,423
SAST SA Morgan Stanley International Equities Portfolio Class 1	1,473,681	-	1,473,681	903	1,472,778	1,473,681
SAST SA Morgan Stanley International Equities Portfolio Class 3	6,900,903	-	6,900,903	-	6,900,903	6,900,903
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	128,674,939	-	128,674,939	-	128,674,939	128,674,939
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,319,459	-	1,319,459	9,369	1,310,090	1,319,459
SAST SA PineBridge High-Yield Bond Portfolio Class 3	7,424,375	-	7,424,375	1,018	7,423,357	7,424,375
SAST SA Putnam International Growth and Income Portfolio Class 1	1,522,934	-	1,522,934	29,656	1,493,278	1,522,934
SAST SA Putnam International Growth and Income Portfolio Class 3	5,517,833	-	5,517,833	-	5,517,833	5,517,833
SAST SA Schroders VCP Global Allocation Portfolio Class 3	65,409,203	-	65,409,203	-	65,409,203	65,409,203
SAST SA Small Cap Index Portfolio Class 3	1,496,185	-	1,496,185	-	1,496,185	1,496,185
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	22,729,812	-	22,729,812	-	22,729,812	22,729,812
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	149,542,353	-	149,542,353	-	149,542,353	149,542,353
SAST SA Templeton Foreign Value Portfolio Class 3	19,114,279	-	19,114,279	3,568	19,110,711	19,114,279
SAST SA VCP Dynamic Allocation Portfolio Class 3	955,646,677	-	955,646,677	27,941	955,618,736	955,646,677
SAST SA VCP Dynamic Strategy Portfolio Class 3	583,837,083	-	583,837,083	27,152	583,809,931	583,837,083
SAST SA VCP Index Allocation Portfolio Class 3	51,639,112	-	51,639,112	-	51,639,112	51,639,112
SAST SA WellsCap Aggressive Growth Portfolio Class 1	2,510,238	-	2,510,238	10,478	2,499,760	2,510,238
SAST SA WellsCap Aggressive Growth Portfolio Class 3	4,786,465	-	4,786,465	867	4,785,598	4,786,465
VALIC Company I International Equities Index Fund	183,135	-	183,135	-	183,135	183,135
VALIC Company I Mid Cap Index Fund	925,070	-	925,070	-	925,070	925,070
VALIC Company I Nasdaq-100 Index Fund	278,904	-	278,904	-	278,904	278,904
VALIC Company I Small Cap Index Fund	307,462	-	307,462	-	307,462	307,462
VALIC Company I Stock Index Fund	1,535,200	-	1,535,200	-	1,535,200	1,535,200

The accompanying Notes to Financial Statements are an integral part of this statement.

3

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Funds IS Asset Allocation Fund Class 2	67,909	$26.21	$1,779,901	$1,471,354	1
American Funds IS Asset Allocation Fund Class 4	20,016	26.06	521,609	459,310	1
American Funds IS Bond Fund Class 4	20,120	11.69	235,203	232,386	1
American Funds IS Capital Income Builder Class 4	15,621	10.85	169,490	155,657	1
American Funds IS Capital World Bond Fund Class 4	2,579	12.71	32,776	29,870	1
American Funds IS Global Growth Fund Class 2	151,135	40.72	6,154,200	4,100,180	1
American Funds IS Global Growth Fund Class 4	9,731	40.45	393,634	257,820	1
American Funds IS Global Small Capitalization Fund Class 4	259	31.67	8,193	6,329	1
American Funds IS Growth Fund Class 2	65,809	119.17	7,842,503	4,611,520	1
American Funds IS Growth Fund Class 4	1,860	117.24	218,052	131,773	1
American Funds IS Growth-Income Fund Class 2	132,019	54.66	7,216,176	6,044,701	1
American Funds IS Growth-Income Fund Class 4	10,413	53.99	562,218	464,942	1
AST SA PGI Asset Allocation Portfolio Class 1	173,133	14.68	2,541,597	2,395,672	1
AST SA PGI Asset Allocation Portfolio Class 3	265,793	14.54	3,864,633	3,702,911	1
AST SA Wellington Capital Appreciation Portfolio Class 1	241,138	64.80	15,625,739	10,533,056	1
AST SA Wellington Capital Appreciation Portfolio Class 3	610,445	57.50	35,100,591	26,186,699	1
AST SA Wellington Government and Quality Bond Portfolio Class 1	112,783	16.13	1,819,190	1,724,970	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,228,765	16.09	35,860,833	34,302,363	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	20,597	9.79	201,649	161,518	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	609,764	9.73	5,933,008	5,190,397	1
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	6,746	13.65	92,086	74,113	1
BlackRock Global Allocation V.I. Fund Class III	6,962	16.29	113,417	100,174	1
Columbia VP Income Opportunities Fund Class 1	13,896	7.71	107,142	106,506	1
Columbia VP Large Cap Growth Fund Class 1	15,281	29.48	450,493	196,084	1
Columbia VP Limited Duration Credit Fund Class 2	2,028	10.01	20,302	19,265	1
FTVIP Franklin Allocation VIP Fund Class 2	740,094	5.43	4,018,713	4,499,234	1
FTVIP Franklin Income VIP Fund Class 2	1,001,082	15.04	15,056,274	15,248,756	1
FTVIP Franklin Rising Dividends VIP Fund Class 2	498	29.14	14,520	11,930	1
FTVIP Franklin Strategic Income VIP Fund Class 2	8,426	10.36	87,294	88,915	1
FTVIP Templeton Global Bond VIP Fund Class 2	104	13.82	1,432	1,621	1
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	3,286	12.59	41,372	41,071	1
Goldman Sachs VIT Government Money Market Fund Institutional Shares	75,714	1.00	75,714	75,714	1
Goldman Sachs VIT Government Money Market Fund Service Shares	25,610,849	1.00	25,610,849	25,610,849	1
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	5,756	9.42	54,219	52,486	1
Invesco V.I. American Franchise Fund Series II	33,124	84.31	2,792,700	2,331,213	1
Invesco V.I. Balanced-Risk Allocation Fund Series II	3,617	10.29	37,219	34,396	1
Invesco V.I. Comstock Fund Series II	823,413	16.07	13,232,241	13,226,259	1
Invesco V.I. Equity and Income Fund Series II	1,738	17.82	30,975	31,356	1
Invesco V.I. Growth and Income Fund Series II	1,116,753	18.70	20,883,286	20,434,280	1
Lord Abbett Bond Debenture Portfolio Class VC	13,403	12.49	167,398	169,449	1
Lord Abbett Developing Growth Portfolio Class VC	5,328	47.18	251,390	191,049	1
Lord Abbett Fundamental Equity Portfolio Class VC	3,112	16.61	51,683	55,828	1
Lord Abbett Growth and Income Portfolio Class VC	241,360	34.94	8,433,101	7,791,324	1
Lord Abbett Mid Cap Stock Portfolio Class VC	4,480	24.09	107,912	85,332	1
Lord Abbett Short Duration Income Portfolio Class VC	26,195	14.32	375,108	379,014	1
Morgan Stanley VIF Global Infrastructure Portfolio Class II	9,720	7.70	74,841	73,546	1
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	3,313	10.31	34,159	31,299	1
PIMCO All Asset Portfolio Advisor Class	1,286	11.21	14,416	12,009	1
PIMCO Dynamic Bond Portfolio Advisor Class	2,152	10.59	22,791	22,338	1
PIMCO Emerging Markets Bond Portfolio Advisor Class	17,948	13.44	241,225	231,591	1
PIMCO Total Return Portfolio Advisor Class	509,242	11.59	5,902,113	5,806,875	1
PVC Core Plus Bond Account Class 1	1,965	12.15	23,878	22,557	1
PVC Diversified International Account Class 1	902	17.77	16,025	12,064	1
PVC Equity Income Account Class 2	9,508	28.26	268,688	196,029	1
PVC Government & High Quality Bond Account Class 1	62	9.83	608	635	1
PVC Large Cap Growth Account I Class 1	102	48.46	4,942	3,685	1
PVC MidCap Account Class 2	17,426	63.08	1,099,256	834,289	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

4

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
PVC Principal Capital Appreciation Account Class 2	5,716	$33.81	$193,242	$134,938	1
PVC SAM Balanced Portfolio Class 2	352,153	16.29	5,736,578	5,452,364	1
PVC SAM Conservative Balanced Portfolio Class 2	2,351	12.61	29,643	28,011	1
PVC SAM Conservative Growth Portfolio Class 2	28,786	21.40	616,026	507,166	1
PVC SAM Flexible Income Portfolio Class 2	7,574	12.66	95,885	93,468	1
PVC SAM Strategic Growth Portfolio Class 2	16,176	23.80	384,997	321,770	1
PVC Short-Term Income Account Class 1	10,798	2.60	28,074	27,360	1
PVC SmallCap Account Class 2	495	17.17	8,504	7,496	1
SST SA Allocation Balanced Portfolio Class 3	1,471,435	10.75	15,817,921	15,376,613	1
SST SA Allocation Growth Portfolio Class 3	894,678	16.57	14,824,816	12,433,511	1
SST SA Allocation Moderate Growth Portfolio Class 3	1,665,633	12.08	20,120,852	18,221,322	1
SST SA Allocation Moderate Portfolio Class 3	1,321,981	12.08	15,969,530	14,280,367	1
SST SA Columbia Focused Value Portfolio Class 3	252	21.18	5,342	4,579	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	13,836	12.78	176,826	162,298	1
SST SA Multi-Managed International Equity Portfolio Class 3	3,871	9.85	38,131	33,325	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	3,311	20.16	66,740	42,586	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	326	25.10	8,180	5,189	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	277	17.05	4,720	4,376	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	421,647	13.80	5,818,731	4,992,691	1
SST SA Wellington Real Return Portfolio Class 3	2,047,191	10.39	21,270,316	19,855,243	1
SAST SA AB Growth Portfolio Class 1	364,767	62.50	22,797,952	15,415,857	1
SAST SA AB Growth Portfolio Class 3	470,611	60.63	28,533,132	21,656,125	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	1,420,798	14.79	21,013,601	20,315,684	1
SAST SA American Funds Asset Allocation Portfolio Class 3	5,867,144	16.46	96,573,182	85,238,115	1
SAST SA American Funds Global Growth Portfolio Class 3	1,530,711	13.25	20,281,926	17,146,494	1
SAST SA American Funds Growth Portfolio Class 3	1,571,149	16.27	25,562,586	18,821,785	1
SAST SA American Funds Growth-Income Portfolio Class 3	1,547,399	11.75	18,181,934	17,698,687	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,885,270	16.13	207,839,413	171,863,646	1
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	33,277	15.93	530,109	516,617	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	7,203,893	11.49	82,772,732	78,420,608	1
SAST SA Columbia Technology Portfolio Class 1	63,429	10.52	667,272	471,784	1
SAST SA Columbia Technology Portfolio Class 3	840,927	9.82	8,257,899	5,889,977	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	102,356	10.49	1,073,719	1,082,565	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,578,697	10.27	16,213,219	16,416,525	1
SAST SA Dogs of Wall Street Portfolio Class 1	73,589	13.19	970,638	998,750	1
SAST SA Dogs of Wall Street Portfolio Class 3	881,704	13.01	11,470,964	11,643,965	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	21,878	17.27	377,837	309,632	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	142,005	13.98	1,985,228	1,908,937	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	3,829,547	13.88	53,154,106	51,399,920	1
SAST SA Fidelity Institutional AM® International Growth Class 3	17,232	19.79	341,021	300,648	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	58,156	12.88	749,051	795,051	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	735,553	12.74	9,370,945	9,767,982	1
SAST SA Fixed Income Index Portfolio Class 3	552,766	11.35	6,273,895	6,125,623	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	318,699	10.77	3,432,385	3,364,751	1
SAST SA Franklin Small Company Value Portfolio Class 3	541,840	18.42	9,980,694	10,069,830	1
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	10,452	17.43	182,179	150,492	1
SAST SA Global Index Allocation 60/40 Portfolio Class 3	439,698	17.56	7,721,094	6,867,348	1
SAST SA Global Index Allocation 75/25 Portfolio Class 3	304,343	17.74	5,399,042	4,742,306	1
SAST SA Global Index Allocation 90/10 Portfolio Class 3	818,472	17.99	14,724,305	12,093,626	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	64,134	12.46	799,114	727,457	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,930,573	12.19	23,533,683	21,183,073	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	326,526	11.75	3,836,677	3,372,660	1
SAST SA Index Allocation 60/40 Portfolio Class 3	1,713,083	13.16	22,544,168	19,308,798	1
SAST SA Index Allocation 80/20 Portfolio Class 3	3,847,256	14.08	54,169,358	43,734,043	1
SAST SA Index Allocation 90/10 Portfolio Class 3	5,249,806	14.32	75,177,216	60,990,551	1
SAST SA International Index Portfolio Class 3	42,468	12.30	522,356	457,253	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	29,445	12.12	356,874	262,506	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	746,292	10.95	8,171,900	6,067,195	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

5

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
SAST SA Invesco Main Street Large Cap Portfolio Class 1	65,976	$23.65	$1,560,332	$1,040,846	1
SAST SA Invesco Main Street Large Cap Portfolio Class 3	223,154	23.52	5,248,588	4,648,279	1
SAST SA Invesco VCP Equity-Income Portfolio Class 3	13,105,017	12.82	168,006,317	160,735,788	1
SAST SA Janus Focused Growth Portfolio Class 1	53,209	21.37	1,137,070	640,343	1
SAST SA Janus Focused Growth Portfolio Class 3	425,831	20.28	8,635,857	6,124,933	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	113,704	20.84	2,369,590	2,068,048	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	846,880	20.67	17,505,006	16,287,576	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	139,862	9.81	1,372,048	1,000,194	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	758,686	9.68	7,344,076	5,828,812	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	174,073	34.14	5,942,864	5,172,686	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	350,027	33.89	11,862,426	11,362,472	1
SAST SA JPMorgan Global Equities Portfolio Class 1	62,448	19.75	1,233,354	1,103,242	1
SAST SA JPMorgan Global Equities Portfolio Class 3	110,893	19.56	2,169,064	1,952,101	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	109,025	9.73	1,060,816	1,009,813	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	6,035,492	9.63	58,121,790	54,662,304	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	117,543	25.98	3,053,755	2,021,850	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	526,947	23.94	12,615,122	9,656,094	1
SAST SA Large Cap Growth Index Portfolio Class 3	47,983	24.00	1,151,586	936,215	1
SAST SA Large Cap Index Portfolio Class 3	87,427	29.87	2,611,453	2,190,775	1
SAST SA Large Cap Value Index Portfolio Class 3	94,214	16.35	1,540,402	1,495,765	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	672,600	18.97	12,759,225	13,986,955	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	1,056,041	18.85	19,906,382	20,330,392	1
SAST SA Legg Mason Tactical Opportunities Class 3	236,494	11.83	2,797,726	2,479,918	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	44,400	16.07	713,515	574,455	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	528,029	15.85	8,369,258	6,620,584	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	109,530	24.95	2,732,782	2,282,258	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	608,050	24.81	15,085,720	13,180,696	1
SAST SA MFS Total Return Portfolio Class 1	175,898	20.08	3,532,030	3,074,969	1
SAST SA MFS Total Return Portfolio Class 3	678,430	20.02	13,582,170	12,630,938	1
SAST SA Mid Cap Index Portfolio Class 3	109,469	13.14	1,438,423	1,157,322	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	133,728	11.02	1,473,681	1,239,927	1
SAST SA Morgan Stanley International Equities Portfolio Class 3	630,219	10.95	6,900,903	5,974,700	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	11,317,057	11.37	128,674,939	122,632,473	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	237,313	5.56	1,319,459	1,386,799	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,344,995	5.52	7,424,375	7,483,471	1
SAST SA Putnam International Growth and Income Portfolio Class 1	150,191	10.14	1,522,934	1,371,462	1
SAST SA Putnam International Growth and Income Portfolio Class 3	542,027	10.18	5,517,833	4,313,598	1
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,803,833	11.27	65,409,203	64,410,068	1
SAST SA Small Cap Index Portfolio Class 3	110,338	13.56	1,496,185	1,173,161	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,672,540	13.59	22,729,812	18,632,000	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	11,269,205	13.27	149,542,353	131,851,122	1
SAST SA Templeton Foreign Value Portfolio Class 3	1,380,092	13.85	19,114,279	19,850,630	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	69,199,615	13.81	955,646,677	878,485,653	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	42,276,400	13.81	583,837,083	535,069,699	1
SAST SA VCP Index Allocation Portfolio Class 3	4,321,265	11.95	51,639,112	46,054,632	1
SAST SA WellsCap Aggressive Growth Portfolio Class 1	70,216	35.75	2,510,238	1,151,798	1
SAST SA WellsCap Aggressive Growth Portfolio Class 3	140,407	34.09	4,786,465	3,102,502	1
VALIC Company I International Equities Index Fund	23,630	7.75	183,135	158,349	1
VALIC Company I Mid Cap Index Fund	33,836	27.34	925,070	862,024	1
VALIC Company I Nasdaq-100 Index Fund	11,301	24.68	278,904	140,846	1
VALIC Company I Small Cap Index Fund	14,314	21.48	307,462	266,140	1
VALIC Company I Stock Index Fund	30,649	50.09	1,535,200	1,096,192	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

6

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Asset Allocation Fund Class 2	American Funds IS Asset Allocation Fund Class 4	American Funds IS Bond Fund Class 4	American Funds IS Capital Income Builder Class 4	American Funds IS Capital World Bond Fund Class 4
For the Year Ended December 31, 2020
From operations:
Dividends	$27,029	$6,088	$975	$3,898	$323
Mortality and expense risk and administrative charges	(13,789)	(4,650)	(634)	(1,758)	(426)
Net investment income (loss)	13,240	1,438	341	2,140	(103)
Net realized gain (loss)	14,918	742	352	37	505
Capital gain distribution from mutual funds	7,423	1,719	411	-	535
Change in unrealized appreciation (depreciation) of investments	146,121	41,680	3,558	2,622	2,009
Increase (decrease) in net assets from operations	181,702	45,579	4,662	4,799	2,946

From contract transactions:
Payments received from contract owners	33,062	105,900	188,582	6,866	-
Payments for contract benefits or terminations	(66,446)	(100)	-	(2,272)	-
Transfers between sub-accounts (including fixed account), net	2,556	462	(72,164)	8,167	(72,533)
Contract maintenance charges	(12,077)	(1,831)	(213)	(280)	(129)
Increase (decrease) in net assets from contract transactions	(42,905)	104,431	116,205	12,481	(72,662)

Increase (decrease) in net assets	138,797	150,010	120,867	17,280	(69,716)
Net assets at beginning of period	1,641,104	371,599	114,336	152,210	102,492
Net assets at end of period	$1,779,901	$521,609	$235,203	$169,490	$32,776

Beginning units	46,239	27,176	10,558	13,217	9,694
Units issued	1,201	7,286	16,508	1,325	-
Units redeemed	(2,462)	(141)	(6,821)	(238)	(6,808)
Ending units	44,978	34,321	20,245	14,304	2,886

For the Year Ended December 31, 2019
From operations:
Dividends	$31,163	$5,532	$2,315	$4,124	$900
Mortality and expense risk and administrative charges	(15,598)	(3,243)	(658)	(1,846)	(531)
Net investment income (loss)	15,565	2,289	1,657	2,278	369
Net realized gain (loss)	75,015	306	(13)	1,338	3
Capital gain distribution from mutual funds	95,811	11,543	-	-	-
Change in unrealized appreciation (depreciation) of investments	148,950	35,688	1,556	19,643	1,734
Increase (decrease) in net assets from operations	335,341	49,826	3,200	23,259	2,106

From contract transactions:
Payments received from contract owners	-	118,169	-	-	-
Payments for contract benefits or terminations	(523,553)	(100)	-	(28,395)	-
Transfers between sub-accounts (including fixed account), net	(20,169)	1	73,318	1,807	71,793
Contract maintenance charges	(13,392)	(1,210)	(196)	(283)	(129)
Increase (decrease) in net assets from contract transactions	(557,114)	116,860	73,122	(26,871)	71,664

Increase (decrease) in net assets	(221,773)	166,686	76,322	(3,612)	73,770
Net assets at beginning of period	1,862,877	204,913	38,014	155,822	28,722
Net assets at end of period	$1,641,104	$371,599	$114,336	$152,210	$102,492

Beginning units	63,083	17,906	3,811	15,691	2,910
Units issued	158	9,374	6,778	154	6,796
Units redeemed	(17,002)	(104)	(31)	(2,628)	(12)
Ending units	46,239	27,176	10,558	13,217	9,694

The accompanying Notes to Financial Statements are an integral part of this statement.

7

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Global Growth Fund Class 2	American Funds IS Global Growth Fund Class 4	American Funds IS Global Small Capitalization Fund Class 4	American Funds IS Growth Fund Class 2	American Funds IS Growth Fund Class 4
For the Year Ended December 31, 2020
From operations:
Dividends	$19,203	$519	$2	$20,602	$496
Mortality and expense risk and administrative charges	(71,320)	(3,869)	(52)	(92,398)	(2,867)
Net investment income (loss)	(52,117)	(3,350)	(50)	(71,796)	(2,371)
Net realized gain (loss)	294,111	1,941	36	359,517	36,437
Capital gain distribution from mutual funds	156,799	9,202	117	154,607	5,771
Change in unrealized appreciation (depreciation) of investments	1,043,941	80,220	1,791	2,316,449	65,209
Increase (decrease) in net assets from operations	1,442,734	88,013	1,894	2,758,777	105,046

From contract transactions:
Payments received from contract owners	40,798	1,109	4,577	69,906	10,801
Payments for contract benefits or terminations	(551,517)	-	-	(692,957)	-
Transfers between sub-accounts (including fixed account), net	(303,648)	(2,778)	(191)	(474,357)	(106,386)
Contract maintenance charges	(19,771)	(1,016)	(22)	(20,271)	(719)
Increase (decrease) in net assets from contract transactions	(834,138)	(2,685)	4,364	(1,117,679)	(96,304)

Increase (decrease) in net assets	608,596	85,328	6,258	1,641,098	8,742
Net assets at beginning of period	5,545,604	308,306	1,935	6,201,405	209,310
Net assets at end of period	$6,154,200	$393,634	$8,193	$7,842,503	$218,052

Beginning units	103,594	20,922	147	113,118	12,293
Units issued	4,631	76	353	4,071	555
Units redeemed	(19,033)	(230)	(13)	(21,708)	(4,306)
Ending units	89,192	20,768	487	95,481	8,542

For the Year Ended December 31, 2019
From operations:
Dividends	$58,615	$2,640	$-	$43,555	$1,081
Mortality and expense risk and administrative charges	(70,396)	(3,276)	(24)	(82,811)	(1,813)
Net investment income (loss)	(11,781)	(636)	(24)	(39,256)	(732)
Net realized gain (loss)	277,041	877	1	177,967	3,254
Capital gain distribution from mutual funds	294,766	15,317	124	614,270	11,853
Change in unrealized appreciation (depreciation) of investments	980,163	61,976	398	727,126	30,055
Increase (decrease) in net assets from operations	1,540,189	77,534	499	1,480,107	44,430

From contract transactions:
Payments received from contract owners	2,346	-	-	1,322	114,694
Payments for contract benefits or terminations	(691,905)	-	-	(515,556)	-
Transfers between sub-accounts (including fixed account), net	(197,395)	(1,985)	(238)	(121,983)	(46,434)
Contract maintenance charges	(20,417)	(1,012)	(16)	(19,648)	(422)
Increase (decrease) in net assets from contract transactions	(907,371)	(2,997)	(254)	(655,865)	67,838

Increase (decrease) in net assets	632,818	74,537	245	824,242	112,268
Net assets at beginning of period	4,912,786	233,769	1,690	5,377,163	97,042
Net assets at end of period	$5,545,604	$308,306	$1,935	$6,201,405	$209,310

Beginning units	122,767	21,142	167	126,476	7,346
Units issued	3,526	16	-	1,705	7,765
Units redeemed	(22,699)	(236)	(20)	(15,063)	(2,818)
Ending units	103,594	20,922	147	113,118	12,293

The accompanying Notes to Financial Statements are an integral part of this statement.

8

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Growth- Income Fund Class 2	American Funds IS Growth- Income Fund Class 4	AST SA BlackRock Multi-Asset Income Portfolio Class 1	AST SA BlackRock Multi-Asset Income Portfolio Class 3	AST SA PGI Asset Allocation Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$89,790	$5,827	$-	$-	$61,451
Mortality and expense risk and administrative charges	(91,348)	(5,263)	(135)	(5,705)	(36,763)
Net investment income (loss)	(1,558)	564	(135)	(5,705)	24,688
Net realized gain (loss)	213,801	550	18,159	190,812	(55,468)
Capital gain distribution from mutual funds	180,574	13,144	-	-	63,184
Change in unrealized appreciation (depreciation) of investments	364,865	46,371	(18,056)	(190,478)	156,049
Increase (decrease) in net assets from operations	757,682	60,629	(32)	(5,371)	188,453

From contract transactions:
Payments received from contract owners	30,225	1,553	-	50	1,500
Payments for contract benefits or terminations	(613,825)	-	-	(16,977)	(228,901)
Transfers between sub-accounts (including fixed account), net	(306,814)	(63)	(123,742)	(5,112,969)	(37,355)
Contract maintenance charges	(20,208)	(1,691)	-	(4,280)	(556)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(6)
Increase (decrease) in net assets from contract transactions	(910,622)	(201)	(123,742)	(5,134,176)	(265,318)

Increase (decrease) in net assets	(152,940)	60,428	(123,774)	(5,139,547)	(76,865)
Net assets at beginning of period	7,369,116	501,790	123,774	5,139,547	2,618,462
Net assets at end of period	$7,216,176	$562,218	$-	$-	$2,541,597

Beginning units	171,558	32,587	2,180	409,843	53,212
Units issued	5,715	146	-	2,206	460
Units redeemed	(27,778)	(147)	(2,180)	(412,049)	(5,954)
Ending units	149,495	32,586	-	-	47,718

For the Year Ended December 31, 2019
From operations:
Dividends	$117,258	$6,644	$-	$-	$71,499
Mortality and expense risk and administrative charges	(96,587)	(4,036)	(151)	(48,984)	(39,538)
Net investment income (loss)	20,671	2,608	(151)	(48,984)	31,961
Net realized gain (loss)	152,417	433	38	99	3,788
Capital gain distribution from mutual funds	718,799	34,716	-	-	107,870
Change in unrealized appreciation (depreciation) of investments	653,159	49,645	1,983	428,664	299,756
Increase (decrease) in net assets from operations	1,545,046	87,402	1,870	379,779	443,375

From contract transactions:
Payments received from contract owners	(2)	114,694	-	1,889,604	2,500
Payments for contract benefits or terminations	(699,034)	-	-	(123,560)	(349,592)
Transfers between sub-accounts (including fixed account), net	(87,091)	(264)	1	401,906	8,021
Contract maintenance charges	(21,647)	(1,398)	(2)	(39,052)	(593)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(83)
Increase (decrease) in net assets from contract transactions	(807,774)	113,032	(1)	2,128,898	(339,747)

Increase in net assets from separate account merger	-	-	121,905	-	-

Increase (decrease) in net assets	737,272	200,434	123,774	2,508,677	103,628
Net assets at beginning of period	6,631,844	301,356	-	2,630,870	2,514,834
Net assets at end of period	$7,369,116	$501,790	$123,774	$5,139,547	$2,618,462

Beginning units	192,179	24,329	-	235,716	60,654
Units issued	1,107	8,379	-	199,106	436
Units redeemed	(21,728)	(121)	-	(24,979)	(7,878)
Units transferred in from separate account merger	-	-	2,180	-	-
Ending units	171,558	32,587	2,180	409,843	53,212

The accompanying Notes to Financial Statements are an integral part of this statement.

9

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Government and Quality Bond Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$78,448	$-	$-	$36,954	$605,765
Mortality and expense risk and administrative charges	(47,499)	(185,414)	(396,181)	(28,775)	(463,991)
Net investment income (loss)	30,949	(185,414)	(396,181)	8,179	141,774
Net realized gain (loss)	(20,871)	240,371	1,735,054	11,974	516,983
Capital gain distribution from mutual funds	89,460	1,423,498	3,306,949	2,160	40,021
Change in unrealized appreciation (depreciation) of investments	175,288	4,699,186	8,875,428	79,233	958,273
Increase (decrease) in net assets from operations	274,826	6,177,641	13,521,250	101,546	1,657,051

From contract transactions:
Payments received from contract owners	250,393	17,361	5,338,905	37,109	1,860,365
Payments for contract benefits or terminations	(212,724)	(523,326)	(2,213,912)	(244,538)	(3,635,930)
Transfers between sub-accounts (including fixed account), net	70,138	(242,152)	(4,494,933)	(96,471)	3,922,804
Contract maintenance charges	(26,113)	(1,678)	(153,463)	(488)	(354,801)
Adjustments to net assets allocated to contracts in payout period	-	(939)	(2,336)	1,019	16
Increase (decrease) in net assets from contract transactions	81,694	(750,734)	(1,525,739)	(303,369)	1,792,454

Increase (decrease) in net assets	356,520	5,426,907	11,995,511	(201,823)	3,449,505
Net assets at beginning of period	3,508,113	10,198,832	23,105,080	2,021,013	32,411,328
Net assets at end of period	$3,864,633	$15,625,739	$35,100,591	$1,819,190	$35,860,833

Beginning units	132,127	62,478	404,739	87,679	2,187,927
Units issued	16,177	1,900	148,004	5,293	786,089
Units redeemed	(13,315)	(5,447)	(147,738)	(18,691)	(644,936)
Ending units	134,989	58,931	405,005	74,281	2,329,080

For the Year Ended December 31, 2019
From operations:
Dividends	$88,248	$-	$-	$51,407	$753,016
Mortality and expense risk and administrative charges	(47,752)	(145,616)	(331,914)	(31,403)	(461,373)
Net investment income (loss)	40,496	(145,616)	(331,914)	20,004	291,643
Net realized gain (loss)	(4,139)	308,878	343,051	(5,172)	65,516
Capital gain distribution from mutual funds	146,083	1,555,268	3,957,699	-	-
Change in unrealized appreciation (depreciation) of investments	383,861	616,472	1,666,985	101,483	1,347,519
Increase (decrease) in net assets from operations	566,301	2,335,002	5,635,821	116,315	1,704,678

From contract transactions:
Payments received from contract owners	280,306	5,995	1,078,013	6,959	1,269,606
Payments for contract benefits or terminations	(547,134)	(711,761)	(2,626,878)	(377,642)	(3,651,148)
Transfers between sub-accounts (including fixed account), net	18,506	(180,712)	(665,609)	32,936	1,941,611
Contract maintenance charges	(21,945)	(1,654)	(107,863)	(457)	(297,929)
Adjustments to net assets allocated to contracts in payout period	-	913	(7)	(90)	11
Increase (decrease) in net assets from contract transactions	(270,267)	(887,219)	(2,322,344)	(338,294)	(737,849)

Increase in net assets from separate account merger	-	637,397	-	94,636	-

Increase (decrease) in net assets	296,034	2,085,180	3,313,477	(127,343)	966,829
Net assets at beginning of period	3,212,079	8,113,652	19,791,603	2,148,356	31,444,499
Net assets at end of period	$3,508,113	$10,198,832	$23,105,080	$2,021,013	$32,411,328

Beginning units	136,660	66,350	436,090	101,174	2,228,564
Units issued	17,499	933	75,258	3,254	405,650
Units redeemed	(22,032)	(6,748)	(106,609)	(18,537)	(446,287)
Units transferred in from separate account merger	-	1,943	-	1,788	-
Ending units	132,127	62,478	404,739	87,679	2,187,927

The accompanying Notes to Financial Statements are an integral part of this statement.

10

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA Wellington Strategic Multi-Asset Portfolio Class 1	AST SA Wellington Strategic Multi-Asset Portfolio Class 3	BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	BlackRock Global Allocation V.I. Fund Class III	Columbia VP Income Opportunities Fund Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$1,965	$43,844	$1,183	$1,289	$4,634
Mortality and expense risk and administrative charges	(2,514)	(53,016)	(976)	(1,213)	(1,559)
Net investment income (loss)	(549)	(9,172)	207	76	3,075
Net realized gain (loss)	583	11,563	293	(148)	(739)
Capital gain distribution from mutual funds	2,345	60,758	167	6,267	-
Change in unrealized appreciation (depreciation) of investments	26,211	613,749	9,627	11,746	1,670
Increase (decrease) in net assets from operations	28,590	676,898	10,294	17,941	4,006

From contract transactions:
Payments received from contract owners	-	887,237	-	-	-
Payments for contract benefits or terminations	(1,450)	(98,755)	(253)	(977)	(725)
Transfers between sub-accounts (including fixed account), net	1	1,748,216	2,122	(836)	6,630
Contract maintenance charges	(71)	(61,580)	(20)	(10)	(612)
Increase (decrease) in net assets from contract transactions	(1,520)	2,475,118	1,849	(1,823)	5,293

Increase (decrease) in net assets	27,070	3,152,016	12,143	16,118	9,299
Net assets at beginning of period	174,579	2,780,992	79,943	97,299	97,843
Net assets at end of period	$201,649	$5,933,008	$92,086	$113,417	$107,142

Beginning units	2,414	229,612	6,334	8,298	3,524
Units issued	-	227,913	245	110	310
Units redeemed	(21)	(36,364)	(119)	(296)	(132)
Ending units	2,393	421,161	6,460	8,112	3,702

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$1,435	$1,173	$4,725
Mortality and expense risk and administrative charges	(226)	(29,280)	(856)	(1,118)	(1,564)
Net investment income (loss)	(226)	(29,280)	579	55	3,161
Net realized gain (loss)	(1,400)	(10,560)	172	(5)	(4,046)
Capital gain distribution from mutual funds	-	60	755	3,650	-
Change in unrealized appreciation (depreciation) of investments	3,630	368,418	10,261	9,757	14,232
Increase (decrease) in net assets from operations	2,004	328,638	11,767	13,457	13,347

From contract transactions:
Payments received from contract owners	-	810,975	-	-	-
Payments for contract benefits or terminations	-	(53,141)	(210)	(944)	(16,124)
Transfers between sub-accounts (including fixed account), net	(88,709)	(24,311)	20,510	2,229	1,122
Contract maintenance charges	(14)	(27,813)	(10)	(9)	(631)
Increase (decrease) in net assets from contract transactions	(88,723)	705,710	20,290	1,276	(15,633)

Increase in net assets from separate account merger	261,298	-	-	-	-

Increase (decrease) in net assets	174,579	1,034,348	32,057	14,733	(2,286)
Net assets at beginning of period	-	1,746,644	47,886	82,566	100,129
Net assets at end of period	$174,579	$2,780,992	$79,943	$97,299	$97,843

Beginning units	-	169,234	4,521	8,188	4,126
Units issued	-	89,872	1,858	197	127
Units redeemed	(1,259)	(29,494)	(45)	(87)	(729)
Units transferred in from separate account merger	3,673	-	-	-	-
Ending units	2,414	229,612	6,334	8,298	3,524

The accompanying Notes to Financial Statements are an integral part of this statement.

11

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Columbia VP Large Cap Growth Fund Class 1	Columbia VP Limited Duration Credit Fund Class 2	FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Income VIP Fund Class 2	FTVIP Franklin Mutual Global Discovery VIP Fund Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$433	$53,046	$787,439	$-
Mortality and expense risk and administrative charges	(6,346)	(193)	(52,017)	(195,821)	-
Net investment income (loss)	(6,346)	240	1,029	591,618	-
Net realized gain (loss)	37,399	10	(100,981)	(151,115)	-
Capital gain distribution from mutual funds	-	-	945,163	11,154	-
Change in unrealized appreciation (depreciation) of investments	83,499	395	(462,853)	(511,270)	-
Increase (decrease) in net assets from operations	114,552	645	382,358	(59,613)	-

From contract transactions:
Payments received from contract owners	-	-	275,286	619,322	-
Payments for contract benefits or terminations	(28,533)	-	(265,985)	(825,648)	-
Transfers between sub-accounts (including fixed account), net	(41,430)	1,538	123,429	640,180	-
Contract maintenance charges	(1,916)	-	(16,312)	(116,186)	-
Increase (decrease) in net assets from contract transactions	(71,879)	1,538	116,418	317,668	-

Increase (decrease) in net assets	42,673	2,183	498,776	258,055	-
Net assets at beginning of period	407,820	18,119	3,519,937	14,798,219	-
Net assets at end of period	$450,493	$20,302	$4,018,713	$15,056,274	$-

Beginning units	24,436	1,728	234,018	905,628	-
Units issued	169	332	37,523	118,062	-
Units redeemed	(4,261)	(206)	(29,137)	(95,794)	-
Ending units	20,344	1,854	242,404	927,896	-

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$359	$133,452	$767,000	$-
Mortality and expense risk and administrative charges	(6,015)	(183)	(53,281)	(206,850)	(469)
Net investment income (loss)	(6,015)	176	80,171	560,150	(469)
Net realized gain (loss)	18,546	5	(107,667)	31,982	(3,078)
Capital gain distribution from mutual funds	-	-	246,027	231,816	-
Change in unrealized appreciation (depreciation) of investments	98,157	818	363,668	1,111,281	13,404
Increase (decrease) in net assets from operations	110,688	999	582,199	1,935,229	9,857

From contract transactions:
Payments received from contract owners	-	-	405,357	731,745	-
Payments for contract benefits or terminations	(13,877)	-	(674,592)	(1,664,828)	-
Transfers between sub-accounts (including fixed account), net	(29,586)	1,867	(30,303)	84,170	(90,167)
Contract maintenance charges	(1,849)	-	(17,039)	(103,372)	(120)
Increase (decrease) in net assets from contract transactions	(45,312)	1,867	(316,577)	(952,285)	(90,287)

Increase (decrease) in net assets	65,376	2,866	265,622	982,944	(80,430)
Net assets at beginning of period	342,444	15,253	3,254,315	13,815,275	80,430
Net assets at end of period	$407,820	$18,119	$3,519,937	$14,798,219	$-

Beginning units	27,454	1,546	256,492	967,264	8,594
Units issued	16	184	63,242	78,230	-
Units redeemed	(3,034)	(2)	(85,716)	(139,866)	(8,594)
Ending units	24,436	1,728	234,018	905,628	-

The accompanying Notes to Financial Statements are an integral part of this statement.

12

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Franklin Rising Dividends VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2	FTVIP Templeton Global Bond VIP Fund Class 2	Goldman Sachs VIT Global Trends Allocation Fund Service Shares	Goldman Sachs VIT Government Money Market Fund Institutional Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$1,464	$3,818	$125	$112	$230
Mortality and expense risk and administrative charges	(1,314)	(869)	(18)	(428)	(976)
Net investment income (loss)	150	2,949	107	(316)	(746)
Net realized gain (loss)	1,047	(6)	(1)	(22)	-
Capital gain distribution from mutual funds	6,209	-	-	579	-
Change in unrealized appreciation (depreciation) of investments	7,917	(1,294)	(204)	954	-
Increase (decrease) in net assets from operations	15,323	1,649	(98)	1,195	(746)

From contract transactions:
Payments received from contract owners	3,328	-	-	-	-
Payments for contract benefits or terminations	-	(2,827)	-	-	-
Transfers between sub-accounts (including fixed account), net	(138,002)	8,383	-	-	76,494
Contract maintenance charges	(331)	(2)	(11)	-	(34)
Increase (decrease) in net assets from contract transactions	(135,005)	5,554	(11)	-	76,460

Increase (decrease) in net assets	(119,682)	7,203	(109)	1,195	75,714
Net assets at beginning of period	134,202	80,091	1,541	40,177	-
Net assets at end of period	$14,520	$87,294	$1,432	$41,372	$75,714

Beginning units	8,667	7,518	158	3,504	-
Units issued	267	790	-	-	7,650
Units redeemed	(8,118)	(297)	(1)	-	(3)
Ending units	816	8,011	157	3,504	7,647

For the Year Ended December 31, 2019
From operations:
Dividends	$1,310	$3,741	$110	$572	$-
Mortality and expense risk and administrative charges	(816)	(842)	(18)	(422)	-
Net investment income (loss)	494	2,899	92	150	-
Net realized gain (loss)	89	113	2	(8)	-
Capital gain distribution from mutual funds	16,248	-	-	1,673	-
Change in unrealized appreciation (depreciation) of investments	(5,138)	1,847	(80)	2,072	-
Increase (decrease) in net assets from operations	11,693	4,859	14	3,887	-

From contract transactions:
Payments for contract benefits or terminations	-	(2,745)	-	-	-
Transfers between sub-accounts (including fixed account), net	115,141	6,139	(1)	-	-
Contract maintenance charges	(205)	(3)	(12)	-	-
Increase (decrease) in net assets from contract transactions	114,936	3,391	(13)	-	-

Increase (decrease) in net assets	126,629	8,250	1	3,887	-
Net assets at beginning of period	7,573	71,841	1,540	36,290	-
Net assets at end of period	$134,202	$80,091	$1,541	$40,177	$-

Beginning units	625	7,205	159	3,504	-
Units issued	8,118	576	-	-	-
Units redeemed	(76)	(263)	(1)	-	-
Ending units	8,667	7,518	158	3,504	-
The accompanying Notes to Financial Statements are an integral part of this statement.

13

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Government Money Market Fund Service Shares	Goldman Sachs VIT Multi- Strategy Alternatives Portfolio Advisor Shares	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Balanced- Risk Allocation Fund Series II	Invesco V.I. Comstock Fund Series II
For the Year Ended December 31, 2020
From operations:
Dividends	$36,332	$886	$-	$16,443	$276,178
Mortality and expense risk and administrative charges	(328,942)	(802)	(23,798)	(2,183)	(175,689)
Net investment income (loss)	(292,610)	84	(23,798)	14,260	100,489
Net realized gain (loss)	-	(589)	170,379	(17,847)	(575,903)
Capital gain distribution from mutual funds	-	-	139,214	10,984	343,394
Change in unrealized appreciation (depreciation) of investments	-	3,392	249,292	8,335	240,263
Increase (decrease) in net assets from operations	(292,610)	2,887	535,087	15,732	108,243

From contract transactions:
Payments received from contract owners	1,747,870	-	1,080,811	-	180,413
Payments for contract benefits or terminations	(17,225,713)	(11,424)	(627,670)	(192,591)	(1,211,159)
Transfers between sub-accounts (including fixed account), net	35,425,119	1,695	184,920	3,399	491,981
Contract maintenance charges	(355,677)	(2)	(10,442)	(4)	(124,953)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(486)
Increase (decrease) in net assets from contract transactions	19,591,599	(9,731)	627,619	(189,196)	(664,204)

Increase (decrease) in net assets	19,298,989	(6,844)	1,162,706	(173,464)	(555,961)
Net assets at beginning of period	6,311,860	61,063	1,629,994	210,683	13,788,202
Net assets at end of period	$25,610,849	$54,219	$2,792,700	$37,219	$13,232,241

Beginning units	638,789	6,690	56,671	17,437	615,579
Units issued	5,965,360	371	50,546	799	144,846
Units redeemed	(3,980,390)	(1,419)	(39,104)	(15,404)	(154,617)
Ending units	2,623,759	5,642	68,113	2,832	605,808

For the Year Ended December 31, 2019
From operations:
Dividends	$106,582	$1,482	$-	$-	$227,684
Mortality and expense risk and administrative charges	(80,181)	(792)	(21,747)	(2,196)	(197,291)
Net investment income (loss)	26,401	690	(21,747)	(2,196)	30,393
Net realized gain (loss)	-	(151)	56,434	(365)	557,004
Capital gain distribution from mutual funds	-	-	218,968	-	1,738,576
Change in unrealized appreciation (depreciation) of investments	-	3,404	150,227	27,526	540,763
Increase (decrease) in net assets from operations	26,401	3,943	403,882	24,965	2,866,736

From contract transactions:
Payments received from contract owners	562,894	-	240,808	-	464,266
Payments for contract benefits or terminations	(4,703,596)	(1,122)	(65,821)	(3,941)	(1,980,588)
Transfers between sub-accounts (including fixed account), net	4,863,981	3,047	(100,802)	5,208	(898,659)
Contract maintenance charges	(74,217)	(2)	(3,426)	(9)	(118,194)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(116)
Increase (decrease) in net assets from contract transactions	649,062	1,923	70,759	1,258	(2,533,291)

Increase (decrease) in net assets	675,463	5,866	474,641	26,223	333,445
Net assets at beginning of period	5,636,397	55,197	1,155,353	184,460	13,454,757
Net assets at end of period	$6,311,860	$61,063	$1,629,994	$210,683	$13,788,202

Beginning units	573,661	6,480	54,569	17,369	738,109
Units issued	719,340	335	10,302	458	37,363
Units redeemed	(654,212)	(125)	(8,200)	(390)	(159,893)
Ending units	638,789	6,690	56,671	17,437	615,579

The accompanying Notes to Financial Statements are an integral part of this statement.

14

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Equity and Income Fund Series II	Invesco V.I. Growth and Income Fund Series II	Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Developing Growth Portfolio Class VC	Lord Abbett Fundamental Equity Portfolio Class VC
For the Year Ended December 31, 2020
From operations:
Dividends	$607	$389,073	$5,351	$-	$586
Mortality and expense risk and administrative charges	(322)	(277,800)	(1,009)	(1,596)	(499)
Net investment income (loss)	285	111,273	4,342	(1,596)	87
Net realized gain (loss)	(57)	(943,458)	(477)	446	(92)
Capital gain distribution from mutual funds	1,255	328,432	-	22,320	76
Change in unrealized appreciation (depreciation) of investments	895	1,210,603	2,026	60,198	267
Increase (decrease) in net assets from operations	2,378	706,850	5,891	81,368	338

From contract transactions:
Payments received from contract owners	-	538,251	21,109	2,219	-
Payments for contract benefits or terminations	-	(1,697,067)	-	-	-
Transfers between sub-accounts (including fixed account), net	-	565,593	9,270	61,122	-
Contract maintenance charges	(88)	(171,834)	(212)	(286)	-
Adjustments to net assets allocated to contracts in payout period	-	17	-	-	-
Increase (decrease) in net assets from contract transactions	(88)	(765,040)	30,167	63,055	-

Increase (decrease) in net assets	2,290	(58,190)	36,058	144,423	338
Net assets at beginning of period	28,685	20,941,476	131,340	106,967	51,345
Net assets at end of period	$30,975	$20,883,286	$167,398	$251,390	$51,683

Beginning units	2,307	885,350	10,953	7,436	3,734
Units issued	-	188,868	6,773	2,854	-
Units redeemed	(7)	(191,922)	(4,498)	(45)	-
Ending units	2,300	882,296	13,228	10,245	3,734

For the Year Ended December 31, 2019
From operations:
Dividends	$630	$316,888	$4,806	$-	$620
Mortality and expense risk and administrative charges	(324)	(312,042)	(1,094)	(4)	(524)
Net investment income (loss)	306	4,846	3,712	(4)	96
Net realized gain (loss)	(21)	(1,070,090)	970	-	(32)
Capital gain distribution from mutual funds	1,963	2,241,935	-	-	1,261
Change in unrealized appreciation (depreciation) of investments	2,256	3,195,125	6,031	143	7,299
Increase (decrease) in net assets from operations	4,504	4,371,816	10,713	139	8,624

From contract transactions:
Payments received from contract owners	-	475,161	-	-	-
Payments for contract benefits or terminations	-	(2,782,888)	(25,087)	-	-
Transfers between sub-accounts (including fixed account), net	-	(1,234,646)	59,726	106,828	-
Contract maintenance charges	(92)	(166,435)	(216)	-	-
Adjustments to net assets allocated to contracts in payout period	-	16	-	-	-
Increase (decrease) in net assets from contract transactions	(92)	(3,708,792)	34,423	106,828	-

Increase (decrease) in net assets	4,412	663,024	45,136	106,967	8,624
Net assets at beginning of period	24,273	20,278,452	86,204	-	42,721
Net assets at end of period	$28,685	$20,941,476	$131,340	$106,967	$51,345

Beginning units	2,315	1,054,753	8,003	-	3,734
Units issued	-	38,885	5,028	7,436	-
Units redeemed	(8)	(208,288)	(2,078)	-	-
Ending units	2,307	885,350	10,953	7,436	3,734

The accompanying Notes to Financial Statements are an integral part of this statement.

15

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Lord Abbett Growth and Income Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC	Lord Abbett Short Duration Income Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC	Morgan Stanley VIF Global Infrastructure Portfolio Class II
For the Year Ended December 31, 2020
From operations:
Dividends	$131,583	$1,086	$9,941	$-	$1,120
Mortality and expense risk and administrative charges	(114,209)	(926)	(4,942)	(55)	(1,164)
Net investment income (loss)	17,374	160	4,999	(55)	(44)
Net realized gain (loss)	166,741	9,648	(848)	(380)	(397)
Capital gain distribution from mutual funds	-	-	-	-	1,227
Change in unrealized appreciation (depreciation) of investments	(4,497)	(10,011)	1,750	1,621	(3,148)
Increase (decrease) in net assets from operations	179,618	(203)	5,901	1,186	(2,362)

From contract transactions:
Payments received from contract owners	302,795	-	-	-	-
Payments for contract benefits or terminations	(713,456)	(23,827)	(43,313)	-	(9,297)
Transfers between sub-accounts (including fixed account), net	211,399	2,964	8,079	(73,291)	2,720
Contract maintenance charges	(65,200)	(246)	(10)	-	(8)
Adjustments to net assets allocated to contracts in payout period	5	-	-	-	-
Increase (decrease) in net assets from contract transactions	(264,457)	(21,109)	(35,244)	(73,291)	(6,585)

Increase (decrease) in net assets	(84,839)	(21,312)	(29,343)	(72,105)	(8,947)
Net assets at beginning of period	8,517,940	129,224	404,451	72,105	83,788
Net assets at end of period	$8,433,101	$107,912	$375,108	$-	$74,841

Beginning units	415,347	4,832	38,467	6,595	6,978
Units issued	59,967	367	1,387	-	266
Units redeemed	(65,485)	(1,218)	(4,839)	(6,595)	(813)
Ending units	409,829	3,981	35,015	-	6,431

For the Year Ended December 31, 2019
From operations:
Dividends	$133,948	$1,134	$13,308	$1,831	$1,953
Mortality and expense risk and administrative charges	(127,803)	(1,529)	(4,443)	(173)	(1,165)
Net investment income (loss)	6,145	(395)	8,865	1,658	788
Net realized gain (loss)	467,888	(8,752)	415	(1)	(503)
Capital gain distribution from mutual funds	547,126	2,125	-	-	3,479
Change in unrealized appreciation (depreciation) of investments	560,662	39,353	1,808	(1,621)	13,777
Increase (decrease) in net assets from operations	1,581,821	32,331	11,088	36	17,541

From contract transactions:
Payments received from contract owners	199,860	-	213,687	-	-
Payments for contract benefits or terminations	(1,179,593)	(9,178)	(19,989)	-	(579)
Transfers between sub-accounts (including fixed account), net	(213,969)	(82,812)	9,289	72,069	(1,455)
Contract maintenance charges	(64,444)	(464)	(9)	-	(9)
Adjustments to net assets allocated to contracts in payout period	6	-	-	-	-
Increase (decrease) in net assets from contract transactions	(1,258,140)	(92,454)	202,978	72,069	(2,043)

Increase (decrease) in net assets	323,681	(60,123)	214,066	72,105	15,498
Net assets at beginning of period	8,194,259	189,347	190,385	-	68,290
Net assets at end of period	$8,517,940	$129,224	$404,451	$72,105	$83,788

Beginning units	483,330	8,758	18,707	-	7,160
Units issued	24,044	175	21,678	6,595	17
Units redeemed	(92,027)	(4,101)	(1,918)	-	(199)
Ending units	415,347	4,832	38,467	6,595	6,978

The accompanying Notes to Financial Statements are an integral part of this statement.

16

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	PIMCO All Asset Portfolio Advisor Class	PIMCO Dynamic Bond Portfolio Advisor Class	PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class
For the Year Ended December 31, 2020
From operations:
Dividends	$344	$629	$734	$6,322	$50,925
Mortality and expense risk and administrative charges	(566)	(180)	(385)	(1,811)	(35,717)
Net investment income (loss)	(222)	449	349	4,511	15,208
Net realized gain (loss)	18	19	220	(154)	4,055
Capital gain distribution from mutual funds	2,841	-	-	-	24,372
Change in unrealized appreciation (depreciation) of investments	175	400	246	8,225	96,931
Increase (decrease) in net assets from operations	2,812	868	815	12,582	140,566

From contract transactions:
Payments received from contract owners	-	-	-	113,883	4,033,052
Payments for contract benefits or terminations	(11,228)	-	(7,139)	(247)	(39,262)
Transfers between sub-accounts (including fixed account), net	286	-	496	64,681	1,116,113
Contract maintenance charges	(3)	-	(2)	(1,231)	(28,350)
Increase (decrease) in net assets from contract transactions	(10,945)	-	(6,645)	177,086	5,081,553

Increase (decrease) in net assets	(8,133)	868	(5,830)	189,668	5,222,119
Net assets at beginning of period	42,292	13,548	28,621	51,557	679,994
Net assets at end of period	$34,159	$14,416	$22,791	$241,225	$5,902,113

Beginning units	4,199	1,197	2,698	4,580	68,386
Units issued	58	-	188	17,531	515,538
Units redeemed	(1,080)	-	(805)	(274)	(31,394)
Ending units	3,177	1,197	2,081	21,837	552,530

For the Year Ended December 31, 2019
From operations:
Dividends	$62	$368	$1,328	$1,589	$1,393
Mortality and expense risk and administrative charges	(562)	(182)	(415)	(441)	(673)
Net investment income (loss)	(500)	186	913	1,148	720
Net realized gain (loss)	(90)	25	(53)	1,639	(3)
Change in unrealized appreciation (depreciation) of investments	5,668	1,042	165	2,027	(1,693)
Increase (decrease) in net assets from operations	5,078	1,253	1,025	4,814	(976)

From contract transactions:
Payments received from contract owners	-	-	-	-	433,083
Payments for contract benefits or terminations	(672)	-	(452)	(25,315)	(434)
Transfers between sub-accounts (including fixed account), net	744	-	(2,774)	43,440	248,321
Contract maintenance charges	(3)	-	(2)	(10)	-
Increase (decrease) in net assets from contract transactions	69	-	(3,228)	18,115	680,970

Increase (decrease) in net assets	5,147	1,253	(2,203)	22,929	679,994
Net assets at beginning of period	37,145	12,295	30,824	28,628	-
Net assets at end of period	$42,292	$13,548	$28,621	$51,557	$679,994

Beginning units	4,191	1,197	3,003	2,708	-
Units issued	93	-	183	4,057	68,431
Units redeemed	(85)	-	(488)	(2,185)	(45)
Ending units	4,199	1,197	2,698	4,580	68,386

The accompanying Notes to Financial Statements are an integral part of this statement.

17

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Core Plus Bond Account Class 1	PVC Diversified International Account Class 1	PVC Equity Income Account Class 2	PVC Government & High Quality Bond Account Class 1	PVC Income Account Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$871	$422	$4,730	$16	$-
Mortality and expense risk and administrative charges	(423)	(249)	(4,341)	(10)	-
Net investment income (loss)	448	173	389	6	-
Net realized gain (loss)	187	263	25,018	-	-
Capital gain distribution from mutual funds	-	-	7,902	-	-
Change in unrealized appreciation (depreciation) of investments	1,230	1,294	(30,587)	1	-
Increase (decrease) in net assets from operations	1,865	1,730	2,722	7	-

From contract transactions:
Payments for contract benefits or terminations	(3,662)	-	(36,298)	-	-
Transfers between sub-accounts (including fixed account), net	-	(5,837)	(40,922)	-	-
Contract maintenance charges	(30)	(1)	(132)	(1)	-
Increase (decrease) in net assets from contract transactions	(3,692)	(5,838)	(77,352)	(1)	-

Increase (decrease) in net assets	(1,827)	(4,108)	(74,630)	6	-
Net assets at beginning of period	25,705	20,133	343,318	602	-
Net assets at end of period	$23,878	$16,025	$268,688	$608	$-

Beginning units	2,499	2,363	15,527	73	-
Units issued	-	-	-	-	-
Units redeemed	(343)	(722)	(3,894)	-	-
Ending units	2,156	1,641	11,633	73	-

For the Year Ended December 31, 2019
From operations:
Dividends	$849	$309	$5,456	$16	$20,904
Mortality and expense risk and administrative charges	(260)	(418)	(5,137)	(10)	(206)
Net investment income (loss)	589	(109)	319	6	20,698
Net realized gain (loss)	19	(4,660)	9,601	-	(20,953)
Capital gain distribution from mutual funds	-	932	8,694	-	571
Change in unrealized appreciation (depreciation) of investments	92	8,837	56,634	21	844
Increase (decrease) in net assets from operations	700	5,000	75,248	27	1,160

From contract transactions:
Payments for contract benefits or terminations	(2,888)	(18,156)	(15,847)	-	(1,764)
Transfers between sub-accounts (including fixed account), net	27,931	1	(6,683)	-	(27,907)
Contract maintenance charges	(38)	(1)	(234)	(2)	(17)
Increase (decrease) in net assets from contract transactions	25,005	(18,156)	(22,764)	(2)	(29,688)

Increase (decrease) in net assets	25,705	(13,156)	52,484	25	(28,528)
Net assets at beginning of period	-	33,289	290,834	577	28,528
Net assets at end of period	$25,705	$20,133	$343,318	$602	$-

Beginning units	-	4,754	16,686	73	2,807
Units issued	2,786	-	-	-	1
Units redeemed	(287)	(2,391)	(1,159)	-	(2,808)
Ending units	2,499	2,363	15,527	73	-

The accompanying Notes to Financial Statements are an integral part of this statement.

18

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Large Cap Growth Account I Class 1	PVC LargeCap Growth Account Class 2	PVC MidCap Account Class 2	PVC Principal Capital Appreciation Account Class 2	PVC Real Estate Securities Account Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$1	$-	$4,750	$1,922	$-
Mortality and expense risk and administrative charges	(64)	-	(15,818)	(2,832)	-
Net investment income (loss)	(63)	-	(11,068)	(910)	-
Net realized gain (loss)	36	-	8,259	5,121	-
Capital gain distribution from mutual funds	240	-	92,443	8,468	-
Change in unrealized appreciation (depreciation) of investments	1,061	-	62,637	15,094	-
Increase (decrease) in net assets from operations	1,274	-	152,271	27,773	-

From contract transactions:
Payments for contract benefits or terminations	(208)	-	(14,618)	(12,591)	-
Transfers between sub-accounts (including fixed account), net	-	-	2	(1,015)	-
Contract maintenance charges	(5)	-	(838)	(170)	-
Increase (decrease) in net assets from contract transactions	(213)	-	(15,454)	(13,776)	-

Increase (decrease) in net assets	1,061	-	136,817	13,997	-
Net assets at beginning of period	3,881	-	962,439	179,245	-
Net assets at end of period	$4,942	$-	$1,099,256	$193,242	$-

Beginning units	340	-	30,781	5,898	-
Units issued	-	-	-	43	-
Units redeemed	(17)	-	(497)	(487)	-
Ending units	323	-	30,284	5,454	-

For the Year Ended December 31, 2019
From operations:
Dividends	$2	$-	$418	$2,407	$-
Mortality and expense risk and administrative charges	(33)	(118)	(14,762)	(2,792)	(84)
Net investment income (loss)	(31)	(118)	(14,344)	(385)	(84)
Net realized gain (loss)	(2)	8,244	15,991	5,058	3,718
Capital gain distribution from mutual funds	272	1,012	124,469	15,326	-
Change in unrealized appreciation (depreciation) of investments	196	(6,390)	157,847	23,694	(1,208)
Increase (decrease) in net assets from operations	435	2,748	283,963	43,693	2,426

From contract transactions:
Payments for contract benefits or terminations	(344)	(196)	(35,166)	(14,796)	-
Transfers between sub-accounts (including fixed account), net	3,793	(19,594)	(8,362)	(1,281)	(14,802)
Contract maintenance charges	(3)	(1)	(908)	(249)	-
Increase (decrease) in net assets from contract transactions	3,446	(19,791)	(44,436)	(16,326)	(14,802)

Increase (decrease) in net assets	3,881	(17,043)	239,527	27,367	(12,376)
Net assets at beginning of period	-	17,043	722,912	151,878	12,376
Net assets at end of period	$3,881	$-	$962,439	$179,245	$-

Beginning units	-	1,360	32,448	6,497	396
Units issued	374	-	-	1	-
Units redeemed	(34)	(1,360)	(1,667)	(600)	(396)
Ending units	340	-	30,781	5,898	-

The accompanying Notes to Financial Statements are an integral part of this statement.

19

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Balanced Portfolio Class 2	PVC SAM Conservative Balanced Portfolio Class 2	PVC SAM Conservative Growth Portfolio Class 2	PVC SAM Flexible Income Portfolio Class 2	PVC SAM Strategic Growth Portfolio Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$107,744	$607	$9,689	$2,416	$5,240
Mortality and expense risk and administrative charges	(92,412)	(478)	(9,178)	(1,560)	(5,120)
Net investment income (loss)	15,332	129	511	856	120
Net realized gain (loss)	(45,015)	345	16,190	99	187
Capital gain distribution from mutual funds	172,745	518	9,593	2,101	8,163
Change in unrealized appreciation (depreciation) of investments	311,421	888	24,447	1,871	36,837
Increase (decrease) in net assets from operations	454,483	1,880	50,741	4,927	45,307

From contract transactions:
Payments for contract benefits or terminations	(689,671)	-	(28,179)	(5,307)	-
Transfers between sub-accounts (including fixed account), net	(20,790)	(4,999)	(74,098)	-	-
Contract maintenance charges	(16,375)	(31)	(393)	(24)	(428)
Adjustments to net assets allocated to contracts in payout period	(937)	-	-	(271)	-
Increase (decrease) in net assets from contract transactions	(727,773)	(5,030)	(102,670)	(5,602)	(428)

Increase (decrease) in net assets	(273,290)	(3,150)	(51,929)	(675)	44,879
Net assets at beginning of period	6,009,868	32,793	667,955	96,560	340,118
Net assets at end of period	$5,736,578	$29,643	$616,026	$95,885	$384,997

Beginning units	346,538	2,842	34,276	7,607	15,559
Units issued	524	-	-	199	-
Units redeemed	(43,186)	(450)	(5,829)	(621)	(21)
Ending units	303,876	2,392	28,447	7,185	15,538

For the Year Ended December 31, 2019
From operations:
Dividends	$135,909	$985	$11,333	$3,138	$4,152
Mortality and expense risk and administrative charges	(100,421)	(607)	(10,641)	(1,624)	(4,870)
Net investment income (loss)	35,488	378	692	1,514	(718)
Net realized gain (loss)	49,088	204	14,445	(396)	(424)
Capital gain distribution from mutual funds	214,730	739	32,393	2,734	16,465
Change in unrealized appreciation (depreciation) of investments	677,902	3,167	81,811	6,668	53,329
Increase (decrease) in net assets from operations	977,208	4,488	129,341	10,520	68,652

From contract transactions:
Payments for contract benefits or terminations	(631,092)	(5,613)	(87,661)	(14,838)	(7,004)
Transfers between sub-accounts (including fixed account), net	(127,391)	5	15,940	(1)	(1)
Contract maintenance charges	(17,117)	(66)	(829)	(85)	(432)
Adjustments to net assets allocated to contracts in payout period	(1,769)	-	-	(882)	-
Increase (decrease) in net assets from contract transactions	(777,369)	(5,674)	(72,550)	(15,806)	(7,437)

Increase (decrease) in net assets	199,839	(1,186)	56,791	(5,286)	61,215
Net assets at beginning of period	5,810,029	33,979	611,164	101,846	278,903
Net assets at end of period	$6,009,868	$32,793	$667,955	$96,560	$340,118

Beginning units	394,590	3,207	38,125	8,891	15,978
Units issued	208	-	911	79	-
Units redeemed	(48,260)	(365)	(4,760)	(1,363)	(419)
Ending units	346,538	2,842	34,276	7,607	15,559

The accompanying Notes to Financial Statements are an integral part of this statement.

20

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Short- Term Income Account Class 1	PVC SmallCap Account Class 2	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3	SST SA Allocation Moderate Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$572	$18	$174,365	$-	$-
Mortality and expense risk and administrative charges	(417)	(103)	(204,664)	(153,625)	(228,283)
Net investment income (loss)	155	(85)	(30,299)	(153,625)	(228,283)
Net realized gain (loss)	56	(1)	(296,792)	66,312	(200,567)
Capital gain distribution from mutual funds	-	489	545,245	-	-
Change in unrealized appreciation (depreciation) of investments	230	1,017	1,205,450	1,966,782	2,625,222
Increase (decrease) in net assets from operations	441	1,420	1,423,604	1,879,469	2,196,372

From contract transactions:
Payments received from contract owners	-	-	616,616	3,368,272	2,235,739
Payments for contract benefits or terminations	(114)	(96)	(1,879,956)	(519,421)	(784,741)
Transfers between sub-accounts (including fixed account), net	1,016	-	666,438	199,696	1,233,926
Contract maintenance charges	(28)	(1)	(165,062)	(152,825)	(215,900)
Increase (decrease) in net assets from contract transactions	874	(97)	(761,964)	2,895,722	2,469,024

Increase (decrease) in net assets	1,315	1,323	661,640	4,775,191	4,665,396
Net assets at beginning of period	26,759	7,181	15,156,281	10,049,625	15,455,456
Net assets at end of period	$28,074	$8,504	$15,817,921	$14,824,816	$20,120,852

Beginning units	3,524	491	896,753	520,854	872,294
Units issued	268	-	116,413	213,165	234,021
Units redeemed	(159)	(7)	(165,440)	(66,967)	(104,811)
Ending units	3,633	484	847,726	667,052	1,001,504

For the Year Ended December 31, 2019
From operations:
Dividends	$1,206	$7	$230,993	$882	$206,665
Mortality and expense risk and administrative charges	(706)	(207)	(202,401)	(103,252)	(200,961)
Net investment income (loss)	500	(200)	28,592	(102,370)	5,704
Net realized gain (loss)	699	1,560	(514,129)	92,606	(61,706)
Capital gain distribution from mutual funds	-	1,142	292,312	277,603	541,846
Change in unrealized appreciation (depreciation) of investments	125	1,168	2,122,121	1,142,805	1,864,163
Increase (decrease) in net assets from operations	1,324	3,670	1,928,896	1,410,644	2,350,007

From contract transactions:
Payments received from contract owners	-	-	934,934	3,209,851	1,877,600
Payments for contract benefits or terminations	(20,551)	(727)	(1,664,443)	(591,209)	(910,942)
Transfers between sub-accounts (including fixed account), net	1,304	(15,908)	279,455	575,920	322,068
Contract maintenance charges	(89)	(3)	(128,599)	(83,337)	(162,314)
Increase (decrease) in net assets from contract transactions	(19,336)	(16,638)	(578,653)	3,111,225	1,126,412

Increase (decrease) in net assets	(18,012)	(12,968)	1,350,243	4,521,869	3,476,419
Net assets at beginning of period	44,771	20,149	13,806,038	5,527,756	11,979,037
Net assets at end of period	$26,759	$7,181	$15,156,281	$10,049,625	$15,455,456

Beginning units	6,075	1,723	935,414	349,027	801,555
Units issued	197	1	111,901	222,838	149,628
Units redeemed	(2,748)	(1,233)	(150,562)	(51,011)	(78,889)
Ending units	3,524	491	896,753	520,854	872,294

The accompanying Notes to Financial Statements are an integral part of this statement.

21

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Moderate Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi- Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi- Managed International Equity Portfolio Class 3	SST SA Multi- Managed Large Cap Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(219,174)	$(50)	$(1,876)	$(408)	$(689)
Net investment income (loss)	(219,174)	(50)	(1,876)	(408)	(689)
Net realized gain (loss)	(86,504)	1	1,090	199	1,433
Change in unrealized appreciation (depreciation) of investments	2,030,882	359	9,894	4,096	21,384
Increase (decrease) in net assets from operations	1,725,204	310	9,108	3,887	22,128

From contract transactions:
Payments received from contract owners	791,661	-	-	-	-
Payments for contract benefits or terminations	(1,336,380)	-	(2,842)	-	-
Transfers between sub-accounts (including fixed account), net	(2,249,012)	-	8,632	(121)	(9,113)
Contract maintenance charges	(184,933)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	354	-	-	-	-
Increase (decrease) in net assets from contract transactions	(2,978,310)	-	5,790	(121)	(9,113)

Increase (decrease) in net assets	(1,253,106)	310	14,898	3,766	13,015
Net assets at beginning of period	17,222,636	5,032	161,928	34,365	53,725
Net assets at end of period	$15,969,530	$5,342	$176,826	$38,131	$66,740

Beginning units	983,643	332	14,842	2,961	3,160
Units issued	90,835	-	2,492	149	5
Units redeemed	(264,377)	-	(2,089)	(122)	(478)
Ending units	810,101	332	15,245	2,988	2,687

For the Year Ended December 31, 2019
From operations:
Dividends	$237,081	$21	$4,380	$962	$106
Mortality and expense risk and administrative charges	(228,908)	(50)	(1,804)	(518)	(603)
Net investment income (loss)	8,173	(29)	2,576	444	(497)
Net realized gain (loss)	(109,283)	2	96	2,751	261
Capital gain distribution from mutual funds	509,321	75	-	2,747	6,583
Change in unrealized appreciation (depreciation) of investments	1,989,884	961	8,822	2,558	5,993
Increase (decrease) in net assets from operations	2,398,095	1,009	11,494	8,500	12,340

From contract transactions:
Payments received from contract owners	1,718,061	-	-	-	-
Payments for contract benefits or terminations	(1,655,207)	-	(2,391)	(23,579)	-
Transfers between sub-accounts (including fixed account), net	2,041,978	(1)	15,287	(369)	(2,375)
Contract maintenance charges	(157,172)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	272	-	-	-	-
Increase (decrease) in net assets from contract transactions	1,947,932	(1)	12,896	(23,948)	(2,375)

Increase (decrease) in net assets	4,346,027	1,008	24,390	(15,448)	9,965
Net assets at beginning of period	12,876,609	4,024	137,538	49,813	43,760
Net assets at end of period	$17,222,636	$5,032	$161,928	$34,365	$53,725

Beginning units	860,236	332	13,621	5,192	3,308
Units issued	267,255	-	1,582	37	35
Units redeemed	(143,848)	-	(361)	(2,268)	(183)
Ending units	983,643	332	14,842	2,961	3,160

The accompanying Notes to Financial Statements are an integral part of this statement.

22

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi- Managed Mid Cap Growth Portfolio Class 3	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	SST SA T. Rowe Price Growth Stock Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(70)	$(44)	$(63,263)	$-	$(280,699)
Net investment income (loss)	(70)	(44)	(63,263)	-	(280,699)
Net realized gain (loss)	15	(7)	(60,315)	-	35,350
Change in unrealized appreciation (depreciation) of investments	2,455	245	819,568	-	1,196,656
Increase (decrease) in net assets from operations	2,400	194	695,990	-	951,307

From contract transactions:
Payments received from contract owners	-	-	881,921	-	548,166
Payments for contract benefits or terminations	-	-	(233,592)	-	(1,579,487)
Transfers between sub-accounts (including fixed account), net	1	-	(69,185)	-	835,009
Contract maintenance charges	-	-	(75,399)	-	(274,629)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	28
Increase (decrease) in net assets from contract transactions	1	-	503,745	-	(470,913)

Increase (decrease) in net assets	2,401	194	1,199,735	-	480,394
Net assets at beginning of period	5,779	4,526	4,618,996	-	20,789,922
Net assets at end of period	$8,180	$4,720	$5,818,731	$-	$21,270,316

Beginning units	337	337	356,378	-	1,784,567
Units issued	-	-	103,130	-	339,267
Units redeemed	-	-	(59,610)	-	(393,508)
Ending units	337	337	399,898	-	1,730,326

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$46	$49,891	$-	$65,795
Mortality and expense risk and administrative charges	(58)	(180)	(51,057)	(28)	(292,449)
Net investment income (loss)	(58)	(134)	(1,166)	(28)	(226,654)
Net realized gain (loss)	10	(3,270)	(13,516)	(325)	(74,630)
Capital gain distribution from mutual funds	609	232	146,074	-	-
Change in unrealized appreciation (depreciation) of investments	914	7,140	492,602	878	1,091,705
Increase (decrease) in net assets from operations	1,475	3,968	623,994	525	790,421

From contract transactions:
Payments received from contract owners	-	-	1,090,416	-	715,239
Payments for contract benefits or terminations	-	(25,652)	(196,305)	(3,748)	(1,830,776)
Transfers between sub-accounts (including fixed account), net	-	82	168,205	2	1,828,823
Contract maintenance charges	-	-	(52,172)	(6)	(242,852)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	21
Increase (decrease) in net assets from contract transactions	-	(25,570)	1,010,144	(3,752)	470,455

Increase (decrease) in net assets	1,475	(21,602)	1,634,138	(3,227)	1,260,876
Net assets at beginning of period	4,304	26,128	2,984,858	3,227	19,529,046
Net assets at end of period	$5,779	$4,526	$4,618,996	$-	$20,789,922

Beginning units	337	2,406	272,447	258	1,745,694
Units issued	-	-	109,685	-	278,399
Units redeemed	-	(2,069)	(25,754)	(258)	(239,526)
Ending units	337	337	356,378	-	1,784,567

The accompanying Notes to Financial Statements are an integral part of this statement.

23

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA AB Growth Portfolio Class 1	SAST SA AB Growth Portfolio Class 3	SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$107,877	$-	$10,167
Mortality and expense risk and administrative charges	(299,291)	(355,402)	(285,128)	(1,065,049)	(272,024)
Net investment income (loss)	(299,291)	(355,402)	(177,251)	(1,065,049)	(261,857)
Net realized gain (loss)	1,049,502	1,181,804	(1,664,516)	245,880	(412,099)
Capital gain distribution from mutual funds	1,880,865	2,402,457	480,004	69,597	1,396,092
Change in unrealized appreciation (depreciation) of investments	3,267,407	3,780,318	3,064,116	9,973,672	3,823,235
Increase (decrease) in net assets from operations	5,898,483	7,009,177	1,702,353	9,224,100	4,545,371

From contract transactions:
Payments received from contract owners	161,874	2,625,837	269,798	15,392,148	1,068,636
Payments for contract benefits or terminations	(1,151,882)	(1,976,728)	(1,363,235)	(3,344,689)	(2,076,250)
Transfers between sub-accounts (including fixed account), net	(482,611)	(686,179)	(64,050)	413,616	(1,785,138)
Contract maintenance charges	(4,607)	(116,658)	(175,103)	(1,083,285)	(182,376)
Adjustments to net assets allocated to contracts in payout period	(342)	-	587	-	(1,028)
Increase (decrease) in net assets from contract transactions	(1,477,568)	(153,728)	(1,332,003)	11,377,790	(2,976,156)

Increase (decrease) in net assets	4,420,915	6,855,449	370,350	20,601,890	1,569,215
Net assets at beginning of period	18,377,037	21,677,683	20,643,251	75,971,292	18,712,711
Net assets at end of period	$22,797,952	$28,533,132	$21,013,601	$96,573,182	$20,281,926

Beginning units	214,281	376,817	756,384	3,754,306	760,020
Units issued	9,262	124,983	204,600	895,764	59,426
Units redeemed	(22,271)	(89,994)	(204,016)	(341,675)	(178,419)
Ending units	201,272	411,806	756,968	4,308,395	641,027

For the Year Ended December 31, 2019
From operations:
Dividends	$131	$-	$-	$1,161,028	$143,848
Mortality and expense risk and administrative charges	(258,985)	(320,409)	(308,955)	(781,437)	(280,515)
Net investment income (loss)	(258,854)	(320,409)	(308,955)	379,591	(136,667)
Net realized gain (loss)	1,182,409	1,368,732	(1,333,485)	189,135	(1,306,016)
Capital gain distribution from mutual funds	1,047,269	1,339,876	311,617	3,412,240	2,083,823
Change in unrealized appreciation (depreciation) of investments	2,780,622	3,507,207	4,668,591	6,049,849	4,612,573
Increase (decrease) in net assets from operations	4,751,446	5,895,406	3,337,768	10,030,815	5,253,713

From contract transactions:
Payments received from contract owners	19,349	742,096	426,521	22,477,637	593,635
Payments for contract benefits or terminations	(1,813,321)	(2,566,997)	(2,122,589)	(2,492,513)	(2,027,939)
Transfers between sub-accounts (including fixed account), net	(510,662)	(1,691,745)	(399,157)	2,784,647	(2,082,318)
Contract maintenance charges	(4,989)	(88,294)	(159,151)	(662,693)	(160,526)
Adjustments to net assets allocated to contracts in payout period	(1,968)	3	183	-	(676)
Increase (decrease) in net assets from contract transactions	(2,311,591)	(3,604,937)	(2,254,193)	22,107,078	(3,677,824)

Increase in net assets from separate account merger	798,049	-	-	-	-

Increase (decrease) in net assets	3,237,904	2,290,469	1,083,575	32,137,893	1,575,889
Net assets at beginning of period	15,139,133	19,387,214	19,559,676	43,833,399	17,136,822
Net assets at end of period	$18,377,037	$21,677,683	$20,643,251	$75,971,292	$18,712,711

Beginning units	187,915	438,716	838,934	2,591,098	926,122
Units issued	1,303	49,592	47,226	1,383,144	43,463
Units redeemed	(43,711)	(111,491)	(129,776)	(219,936)	(209,565)
Units transferred in from separate account merger	68,774	-	-	-	-
Ending units	214,281	376,817	756,384	3,754,306	760,020

The accompanying Notes to Financial Statements are an integral part of this statement.

24

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3	SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$162,857	$263,735	$-	$1,639	$31,584
Mortality and expense risk and administrative charges	(306,905)	(229,060)	(2,677,007)	(557)	(1,080,708)
Net investment income (loss)	(144,048)	34,675	(2,677,007)	1,082	(1,049,124)
Net realized gain (loss)	689,547	(370,477)	2,849,956	81	273,430
Capital gain distribution from mutual funds	2,194,847	1,860,596	463,212	-	1,800,269
Change in unrealized appreciation (depreciation) of investments	5,945,941	361,260	13,908,315	13,491	2,331,291
Increase (decrease) in net assets from operations	8,686,287	1,886,054	14,544,476	14,654	3,355,866

From contract transactions:
Payments received from contract owners	3,807,907	1,938,823	9,548,980	505,768	4,042,502
Payments for contract benefits or terminations	(1,991,262)	(1,234,163)	(8,023,861)	-	(3,368,290)
Transfers between sub-accounts (including fixed account), net	(2,851,189)	(269,770)	423,623	9,687	(1,261,463)
Contract maintenance charges	(140,486)	(84,589)	(2,860,210)	-	(1,151,457)
Adjustments to net assets allocated to contracts in payout period	(2,203)	(908)	-	-	-
Increase (decrease) in net assets from contract transactions	(1,177,233)	349,393	(911,468)	515,455	(1,738,708)

Increase (decrease) in net assets	7,509,054	2,235,447	13,633,008	530,109	1,617,158
Net assets at beginning of period	18,053,532	15,946,487	194,206,405	-	81,155,574
Net assets at end of period	$25,562,586	$18,181,934	$207,839,413	$530,109	$82,772,732

Beginning units	665,102	694,728	12,695,850	-	6,658,013
Units issued	155,674	132,962	1,589,079	49,905	737,148
Units redeemed	(193,685)	(130,435)	(1,694,290)	(107)	(871,044)
Ending units	627,091	697,255	12,590,639	49,798	6,524,117

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$479,586	$-	$618,703
Mortality and expense risk and administrative charges	(254,948)	(209,998)	(2,475,676)	-	(1,025,529)
Net investment income (loss)	(254,948)	(209,998)	(1,996,090)	-	(406,826)
Net realized gain (loss)	(751,487)	(308,428)	1,458,142	-	168,395
Capital gain distribution from mutual funds	78,244	66,967	2,367,906	-	2,949,165
Change in unrealized appreciation (depreciation) of investments	5,092,816	3,467,312	25,563,914	-	7,029,424
Increase (decrease) in net assets from operations	4,164,625	3,015,853	27,393,872	-	9,740,158

From contract transactions:
Payments received from contract owners	2,096,078	1,390,435	13,878,688	-	4,660,081
Payments for contract benefits or terminations	(2,326,832)	(1,194,934)	(8,173,239)	-	(3,484,080)
Transfers between sub-accounts (including fixed account), net	(767,937)	107,098	5,856,475	-	3,067,087
Contract maintenance charges	(93,658)	(65,922)	(2,267,784)	-	(939,728)
Adjustments to net assets allocated to contracts in payout period	(475)	(216)	-	-	-
Increase (decrease) in net assets from contract transactions	(1,092,824)	236,461	9,294,140	-	3,303,360

Increase (decrease) in net assets	3,071,801	3,252,314	36,688,012	-	13,043,518
Net assets at beginning of period	14,981,731	12,694,173	157,518,393	-	68,112,056
Net assets at end of period	$18,053,532	$15,946,487	$194,206,405	$-	$81,155,574

Beginning units	710,440	685,834	12,041,527	-	6,377,529
Units issued	128,466	113,033	1,801,417	-	753,258
Units redeemed	(173,804)	(104,139)	(1,147,094)	-	(472,774)
Ending units	665,102	694,728	12,695,850	-	6,658,013

The accompanying Notes to Financial Statements are an integral part of this statement.

25

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Columbia Technology Portfolio Class 1	SAST SA Columbia Technology Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Dogs of Wall Street Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$2,616	$24,285	$17,415	$249,866	$20,266
Mortality and expense risk and administrative charges	(7,662)	(83,408)	(17,427)	(217,914)	(13,406)
Net investment income (loss)	(5,046)	(59,123)	(12)	31,952	6,860
Net realized gain (loss)	(1,318)	428,163	1,457	(23,201)	4,940
Capital gain distribution from mutual funds	44,934	593,430	-	-	112,764
Change in unrealized appreciation (depreciation) of investments	152,031	1,542,302	(16,225)	(218,839)	(69,959)
Increase (decrease) in net assets from operations	190,601	2,504,772	(14,780)	(210,088)	54,605

From contract transactions:
Payments received from contract owners	30	1,539,864	925	2,096,550	3,000
Payments for contract benefits or terminations	(2,421)	(157,997)	(17,344)	(2,643,047)	(44,985)
Transfers between sub-accounts (including fixed account), net	(3,655)	(275,988)	(92,100)	3,367,975	14,040
Contract maintenance charges	(60)	(21,395)	(810)	(179,529)	(206)
Adjustments to net assets allocated to contracts in payout period	-	-	45	(9)	-
Increase (decrease) in net assets from contract transactions	(6,106)	1,084,484	(109,284)	2,641,940	(28,151)

Increase (decrease) in net assets	184,495	3,589,256	(124,064)	2,431,852	26,454
Net assets at beginning of period	482,777	4,668,643	1,197,783	13,781,367	944,184
Net assets at end of period	$667,272	$8,257,899	$1,073,719	$16,213,219	$970,638

Beginning units	57,015	264,512	100,022	1,460,443	25,251
Units issued	8,870	69,495	6,562	1,047,836	2,545
Units redeemed	(10,985)	(59,931)	(15,723)	(757,217)	(3,280)
Ending units	54,900	274,076	90,861	1,751,062	24,516

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$22,850	$237,184	$24,332
Mortality and expense risk and administrative charges	(5,865)	(59,118)	(18,059)	(189,969)	(15,719)
Net investment income (loss)	(5,865)	(59,118)	4,791	47,215	8,613
Net realized gain (loss)	9,727	252,318	1,379	60,182	36,524
Capital gain distribution from mutual funds	42,897	449,741	-	-	59,031
Change in unrealized appreciation (depreciation) of investments	106,293	992,329	2,425	(32,272)	108,454
Increase (decrease) in net assets from operations	153,052	1,635,270	8,595	75,125	212,622

From contract transactions:
Payments received from contract owners	50	355,626	500	1,440,246	5,000
Payments for contract benefits or terminations	(6,536)	(429,297)	(114,550)	(2,990,786)	(254,602)
Transfers between sub-accounts (including fixed account), net	72,925	(56,684)	94,607	3,330,926	(45,511)
Contract maintenance charges	(54)	(8,650)	(852)	(124,709)	(240)
Adjustments to net assets allocated to contracts in payout period	-	-	37	-	-
Increase (decrease) in net assets from contract transactions	66,385	(139,005)	(20,258)	1,655,677	(295,353)

Increase in net assets from separate account merger	-	-	25,564	-	-

Increase (decrease) in net assets	219,437	1,496,265	13,901	1,730,802	(82,731)
Net assets at beginning of period	263,340	3,172,378	1,183,882	12,050,565	1,026,915
Net assets at end of period	$482,777	$4,668,643	$1,197,783	$13,781,367	$944,184

Beginning units	47,678	300,736	99,621	1,258,886	33,754
Units issued	12,235	105,174	8,062	1,029,556	1,213
Units redeemed	(2,898)	(141,398)	(9,757)	(827,999)	(9,716)
Units transferred in from separate account merger	-	-	2,096	-	-
Ending units	57,015	264,512	100,022	1,460,443	25,251

The accompanying Notes to Financial Statements are an integral part of this statement.

26

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® International Growth Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$218,606	$6,162	$76,440	$1,862,387	$515
Mortality and expense risk and administrative charges	(132,695)	(3,177)	(29,530)	(676,826)	(2,006)
Net investment income (loss)	85,911	2,985	46,910	1,185,561	(1,491)
Net realized gain (loss)	(89,276)	2,730	2,277	(26,856)	873
Capital gain distribution from mutual funds	1,347,133	-	26,211	678,230	9,336
Change in unrealized appreciation (depreciation) of investments	(490,282)	56,513	60,580	1,381,841	37,807
Increase (decrease) in net assets from operations	853,486	62,228	135,978	3,218,776	46,525

From contract transactions:
Payments received from contract owners	1,926,015	159,673	2,188	4,486,945	199,710
Payments for contract benefits or terminations	(1,153,110)	(2,192)	(161,124)	(3,551,655)	(2,879)
Transfers between sub-accounts (including fixed account), net	452,064	31,935	(18,356)	2,194,538	31,884
Contract maintenance charges	(60,976)	(2,093)	(371)	(576,741)	(964)
Adjustments to net assets allocated to contracts in payout period	1	-	1,664	24	-
Increase (decrease) in net assets from contract transactions	1,163,994	187,323	(175,999)	2,553,111	227,751

Increase (decrease) in net assets	2,017,480	249,551	(40,021)	5,771,887	274,276
Net assets at beginning of period	9,453,484	128,286	2,025,249	47,382,219	66,745
Net assets at end of period	$11,470,964	$377,837	$1,985,228	$53,154,106	$341,021

Beginning units	313,762	12,908	59,797	2,294,983	6,024
Units issued	111,551	25,474	1,020	588,875	20,230
Units redeemed	(67,940)	(5,386)	(6,229)	(468,156)	(770)
Ending units	357,373	32,996	54,588	2,415,702	25,484

For the Year Ended December 31, 2019
From operations:
Dividends	$204,559	$-	$107,732	$2,242,836	$203
Mortality and expense risk and administrative charges	(119,373)	(770)	(31,758)	(640,345)	(105)
Net investment income (loss)	85,186	(770)	75,974	1,602,491	98
Net realized gain (loss)	112,722	130	3,354	(28,561)	20
Capital gain distribution from mutual funds	547,647	-	-	-	72
Change in unrealized appreciation (depreciation) of investments	923,612	13,483	178,188	3,754,892	2,565
Increase (decrease) in net assets from operations	1,669,167	12,843	257,516	5,328,822	2,755

From contract transactions:
Payments received from contract owners	1,212,490	82,280	3,524	3,141,329	35,834
Payments for contract benefits or terminations	(590,178)	(825)	(228,750)	(4,413,197)	-
Transfers between sub-accounts (including fixed account), net	(164,046)	7,150	(48,392)	2,103,502	28,250
Contract maintenance charges	(35,048)	(168)	(399)	(466,875)	(94)
Adjustments to net assets allocated to contracts in payout period	20	-	1,511	18	-
Increase (decrease) in net assets from contract transactions	423,238	88,437	(272,506)	364,777	63,990

Increase (decrease) in net assets	2,092,405	101,280	(14,990)	5,693,599	66,745
Net assets at beginning of period	7,361,079	27,006	2,040,239	41,688,620	-
Net assets at end of period	$9,453,484	$128,286	$2,025,249	$47,382,219	$66,745

Beginning units	299,584	3,173	68,156	2,252,918	-
Units issued	52,526	10,442	1,174	431,283	6,072
Units redeemed	(38,348)	(707)	(9,533)	(389,218)	(48)
Ending units	313,762	12,908	59,797	2,294,983	6,024

The accompanying Notes to Financial Statements are an integral part of this statement.

27

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Fixed Income Index Portfolio Class 3	SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Franklin Small Company Value Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$13,911	$149,338	$117,425	$54,419	$92,792
Mortality and expense risk and administrative charges	(10,694)	(131,330)	(55,668)	(36,314)	(130,255)
Net investment income (loss)	3,217	18,008	61,757	18,105	(37,463)
Net realized gain (loss)	(10,059)	(239,330)	73,598	74,134	(800,088)
Capital gain distribution from mutual funds	31,128	387,370	18,626	-	510,843
Change in unrealized appreciation (depreciation) of investments	(46,950)	(388,446)	58,067	8,990	1,139,743
Increase (decrease) in net assets from operations	(22,664)	(222,398)	212,048	101,229	813,035

From contract transactions:
Payments received from contract owners	1,500	156,882	1,326,905	824,034	549,399
Payments for contract benefits or terminations	(13,591)	(785,208)	(90,757)	(599,109)	(662,846)
Transfers between sub-accounts (including fixed account), net	3,829	703,210	2,065,619	1,100,516	38,458
Contract maintenance charges	(199)	(82,217)	(54,100)	(35,537)	(83,740)
Adjustments to net assets allocated to contracts in payout period	-	(75)	-	-	8
Increase (decrease) in net assets from contract transactions	(8,461)	(7,408)	3,247,667	1,289,904	(158,721)

Increase (decrease) in net assets	(31,125)	(229,806)	3,459,715	1,391,133	654,314
Net assets at beginning of period	780,176	9,600,751	2,814,180	2,041,252	9,326,380
Net assets at end of period	$749,051	$9,370,945	$6,273,895	$3,432,385	$9,980,694

Beginning units	18,156	452,291	267,929	199,001	469,845
Units issued	202	67,739	355,788	232,650	135,315
Units redeemed	(462)	(61,513)	(66,045)	(111,737)	(120,392)
Ending units	17,896	458,517	557,672	319,914	484,768

For the Year Ended December 31, 2019
From operations:
Dividends	$17,887	$186,926	$4,054	$2,545	$63,533
Mortality and expense risk and administrative charges	(13,825)	(147,626)	(21,708)	(17,935)	(137,239)
Net investment income (loss)	4,062	39,300	(17,654)	(15,390)	(73,706)
Net realized gain (loss)	14,266	(347,826)	6,194	7,726	(322,912)
Capital gain distribution from mutual funds	2,109	25,075	-	-	1,323,204
Change in unrealized appreciation (depreciation) of investments	196,699	2,388,396	97,708	59,586	1,035,731
Increase (decrease) in net assets from operations	217,136	2,104,945	86,248	51,922	1,962,317

From contract transactions:
Payments received from contract owners	2,500	180,180	1,538,617	877,832	423,772
Payments for contract benefits or terminations	(376,833)	(1,092,527)	(38,145)	(37,668)	(1,005,931)
Transfers between sub-accounts (including fixed account), net	(49,694)	(665,104)	688,167	668,633	(701,488)
Contract maintenance charges	(215)	(79,782)	(15,330)	(13,208)	(77,011)
Adjustments to net assets allocated to contracts in payout period	-	47	-	-	8
Increase (decrease) in net assets from contract transactions	(424,242)	(1,657,186)	2,173,309	1,495,589	(1,360,650)

Increase (decrease) in net assets	(207,106)	447,759	2,259,557	1,547,511	601,667
Net assets at beginning of period	987,282	9,152,992	554,623	493,741	8,724,713
Net assets at end of period	$780,176	$9,600,751	$2,814,180	$2,041,252	$9,326,380

Beginning units	28,561	530,400	56,648	50,258	548,568
Units issued	224	49,866	227,103	166,328	42,414
Units redeemed	(10,629)	(127,975)	(15,822)	(17,585)	(121,137)
Ending units	18,156	452,291	267,929	199,001	469,845
The accompanying Notes to Financial Statements are an integral part of this statement.

28

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Goldman Sachs Global Bond Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$2,224	$105,755	$65,393	$-	$4,804
Mortality and expense risk and administrative charges	(1,552)	(73,934)	(50,534)	(160,079)	(12,036)
Net investment income (loss)	672	31,821	14,859	(160,079)	(7,232)
Net realized gain (loss)	(2,436)	16,731	14,503	63,432	(3,625)
Capital gain distribution from mutual funds	1,339	77,008	43,220	-	-
Change in unrealized appreciation (depreciation) of investments	31,187	627,626	472,078	1,664,946	86,112
Increase (decrease) in net assets from operations	30,762	753,186	544,660	1,568,299	75,255

From contract transactions:
Payments received from contract owners	130,244	3,534,121	2,128,807	1,354,524	250
Payments for contract benefits or terminations	(932)	(183,147)	(111,671)	(319,425)	(66,198)
Transfers between sub-accounts (including fixed account), net	1,371	(167,682)	191,262	(48,951)	(6,909)
Contract maintenance charges	(1,234)	(78,699)	(56,981)	(209,889)	(172)
Increase (decrease) in net assets from contract transactions	129,449	3,104,593	2,151,417	776,259	(73,029)

Increase (decrease) in net assets	160,211	3,857,779	2,696,077	2,344,558	2,226
Net assets at beginning of period	21,968	3,863,315	2,702,965	12,379,747	796,888
Net assets at end of period	$182,179	$7,721,094	$5,399,042	$14,724,305	$799,114

Beginning units	2,030	355,651	248,357	1,139,009	34,670
Units issued	15,488	347,329	223,033	242,973	2,308
Units redeemed	(1,973)	(57,407)	(23,470)	(158,473)	(5,416)
Ending units	15,545	645,573	447,920	1,223,509	31,562

For the Year Ended December 31, 2019
From operations:
Dividends	$71	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(16)	(27,881)	(21,392)	(122,263)	(12,588)
Net investment income (loss)	55	(27,881)	(21,392)	(122,263)	(12,588)
Net realized gain (loss)	3	4,921	(301)	(14,508)	(11,817)
Capital gain distribution from mutual funds	-	8,774	9,297	105,313	-
Change in unrealized appreciation (depreciation) of investments	500	313,086	299,007	1,744,713	67,360
Increase (decrease) in net assets from operations	558	298,900	286,611	1,713,255	42,955

From contract transactions:
Payments received from contract owners	-	2,245,319	1,148,619	4,778,716	156
Payments for contract benefits or terminations	-	(33,744)	(59,496)	(273,822)	(71,017)
Transfers between sub-accounts (including fixed account), net	21,410	392,602	211,327	257,132	(6,072)
Contract maintenance charges	-	(25,157)	(21,594)	(129,722)	(184)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(2)
Increase (decrease) in net assets from contract transactions	21,410	2,579,020	1,278,856	4,632,304	(77,119)

Increase (decrease) in net assets	21,968	2,877,920	1,565,467	6,345,559	(34,164)
Net assets at beginning of period	-	985,395	1,137,498	6,034,188	831,052
Net assets at end of period	$21,968	$3,863,315	$2,702,965	$12,379,747	$796,888

Beginning units	-	105,509	124,247	674,172	38,055
Units issued	2,040	276,578	132,725	543,964	585
Units redeemed	(10)	(26,436)	(8,615)	(79,127)	(3,970)
Ending units	2,030	355,651	248,357	1,139,009	34,670

The accompanying Notes to Financial Statements are an integral part of this statement.

29

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Goldman Sachs Multi- Asset Insights Portfolio Class 3	SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA Index Allocation 90/10 Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$85,774	$5,549	$273,277	$-	$-
Mortality and expense risk and administrative charges	(304,085)	(39,822)	(260,742)	(572,242)	(807,340)
Net investment income (loss)	(218,311)	(34,273)	12,535	(572,242)	(807,340)
Net realized gain (loss)	82,551	4,069	137,520	417,551	321,034
Capital gain distribution from mutual funds	-	37,373	348,563	266,764	338,760
Change in unrealized appreciation (depreciation) of investments	2,167,470	345,193	1,901,837	7,015,044	8,986,137
Increase (decrease) in net assets from operations	2,031,710	352,362	2,400,455	7,127,117	8,838,591

From contract transactions:
Payments received from contract owners	1,116,545	764,024	2,207,154	10,449,683	11,141,064
Payments for contract benefits or terminations	(1,714,504)	(100,271)	(1,088,484)	(1,356,386)	(1,674,884)
Transfers between sub-accounts (including fixed account), net	344,999	241,740	840,587	452,493	(1,095,309)
Contract maintenance charges	(280,925)	(43,414)	(264,319)	(684,810)	(947,588)
Adjustments to net assets allocated to contracts in payout period	6	-	-	-	-
Increase (decrease) in net assets from contract transactions	(533,879)	862,079	1,694,938	8,860,980	7,423,283

Increase (decrease) in net assets	1,497,831	1,214,441	4,095,393	15,988,097	16,261,874
Net assets at beginning of period	22,035,852	2,622,236	18,448,775	38,181,261	58,915,342
Net assets at end of period	$23,533,683	$3,836,677	$22,544,168	$54,169,358	$75,177,216

Beginning units	1,662,122	240,774	1,516,011	3,008,962	4,553,839
Units issued	334,735	100,639	287,179	1,008,294	1,516,856
Units redeemed	(388,589)	(20,420)	(148,611)	(237,215)	(931,002)
Ending units	1,608,268	320,993	1,654,579	3,780,041	5,139,693

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$47,097	$-	$-	$-
Mortality and expense risk and administrative charges	(300,183)	(26,967)	(187,670)	(376,207)	(592,214)
Net investment income (loss)	(300,183)	20,130	(187,670)	(376,207)	(592,214)
Net realized gain (loss)	(63,174)	15,373	57,955	84,111	230,909
Capital gain distribution from mutual funds	-	9,532	124,806	301,953	531,129
Change in unrealized appreciation (depreciation) of investments	1,402,612	244,528	2,193,082	5,413,738	8,958,364
Increase (decrease) in net assets from operations	1,039,255	289,563	2,188,173	5,423,595	9,128,188

From contract transactions:
Payments received from contract owners	1,487,541	1,233,034	5,643,177	13,555,598	16,962,164
Payments for contract benefits or terminations	(1,804,998)	(49,400)	(821,957)	(1,034,315)	(1,518,456)
Transfers between sub-accounts (including fixed account), net	1,659,044	(166,695)	1,700,152	1,001,053	3,034,847
Contract maintenance charges	(237,573)	(23,775)	(160,332)	(377,235)	(551,242)
Adjustments to net assets allocated to contracts in payout period	4	-	-	-	-
Increase (decrease) in net assets from contract transactions	1,104,018	993,164	6,361,040	13,145,101	17,927,313

Increase (decrease) in net assets	2,143,273	1,282,727	8,549,213	18,568,696	27,055,501
Net assets at beginning of period	19,892,579	1,339,509	9,899,562	19,612,565	31,859,841
Net assets at end of period	$22,035,852	$2,622,236	$18,448,775	$38,181,261	$58,915,342

Beginning units	1,559,287	144,264	959,769	1,886,344	3,051,660
Units issued	325,438	136,279	644,136	1,260,259	1,830,243
Units redeemed	(222,603)	(39,769)	(87,894)	(137,641)	(328,064)
Ending units	1,662,122	240,774	1,516,011	3,008,962	4,553,839

The accompanying Notes to Financial Statements are an integral part of this statement.

30

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA International Index Portfolio Class 3	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Invesco Main Street Large Cap Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$9,407	$-	$-	$15,594	$40,534
Mortality and expense risk and administrative charges	(4,791)	(4,095)	(108,769)	(21,974)	(67,674)
Net investment income (loss)	4,616	(4,095)	(108,769)	(6,380)	(27,140)
Net realized gain (loss)	(8,393)	8,952	506,705	132,869	175,858
Capital gain distribution from mutual funds	-	35,051	957,688	100,615	338,756
Change in unrealized appreciation (depreciation) of investments	50,922	95,239	1,975,226	(54,490)	116,738
Increase (decrease) in net assets from operations	47,145	135,147	3,330,850	172,614	604,212

From contract transactions:
Payments received from contract owners	140,698	-	212,895	32,479	674,054
Payments for contract benefits or terminations	(935)	(17,972)	(616,728)	(229,671)	(463,240)
Transfers between sub-accounts (including fixed account), net	27,660	(10,063)	(1,902,094)	45,310	96,136
Contract maintenance charges	(1,410)	(71)	(75,017)	(285)	(28,136)
Adjustments to net assets allocated to contracts in payout period	-	-	15	1,216	-
Increase (decrease) in net assets from contract transactions	166,013	(28,106)	(2,380,929)	(150,951)	278,814

Increase (decrease) in net assets	213,158	107,041	949,921	21,663	883,026
Net assets at beginning of period	309,198	249,833	7,221,979	1,538,669	4,365,562
Net assets at end of period	$522,356	$356,874	$8,171,900	$1,560,332	$5,248,588

Beginning units	29,639	18,035	380,506	34,137	168,601
Units issued	21,979	1,661	27,275	1,844	50,771
Units redeemed	(4,392)	(2,911)	(133,456)	(4,981)	(34,543)
Ending units	47,226	16,785	274,325	31,000	184,829

For the Year Ended December 31, 2019
From operations:
Dividends	$153	$-	$-	$17,760	$39,690
Mortality and expense risk and administrative charges	(2,210)	(4,269)	(110,566)	(22,696)	(58,475)
Net investment income (loss)	(2,057)	(4,269)	(110,566)	(4,936)	(18,785)
Net realized gain (loss)	(892)	2,487	50,542	118,059	217,676
Capital gain distribution from mutual funds	-	35,854	1,015,303	157,191	440,968
Change in unrealized appreciation (depreciation) of investments	32,393	34,442	800,616	112,732	349,129
Increase (decrease) in net assets from operations	29,444	68,514	1,755,895	383,046	988,988

From contract transactions:
Payments received from contract owners	132,275	3,380	73,343	2,500	738,357
Payments for contract benefits or terminations	(6,284)	(10,319)	(850,585)	(153,667)	(407,331)
Transfers between sub-accounts (including fixed account), net	50,695	(70,496)	(562,261)	(17,801)	(305,432)
Contract maintenance charges	(89)	(78)	(67,225)	(330)	(18,912)
Adjustments to net assets allocated to contracts in payout period	-	(2)	10	25	-
Increase (decrease) in net assets from contract transactions	176,597	(77,515)	(1,406,718)	(169,273)	6,682

Increase (decrease) in net assets	206,041	(9,001)	349,177	213,773	995,670
Net assets at beginning of period	103,157	258,834	6,872,802	1,324,896	3,369,892
Net assets at end of period	$309,198	$249,833	$7,221,979	$1,538,669	$4,365,562

Beginning units	11,781	23,734	463,201	38,192	163,275
Units issued	19,001	2,376	23,951	106	38,607
Units redeemed	(1,143)	(8,075)	(106,646)	(4,161)	(33,281)
Ending units	29,639	18,035	380,506	34,137	168,601

The accompanying Notes to Financial Statements are an integral part of this statement.

31

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Invesco VCP Equity- Income Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$124,588	$812	$-	$50,260	$312,939
Mortality and expense risk and administrative charges	(2,262,778)	(14,878)	(111,173)	(34,012)	(217,526)
Net investment income (loss)	(2,138,190)	(14,066)	(111,173)	16,248	95,413
Net realized gain (loss)	350,472	98,973	646,214	81,094	(151,250)
Capital gain distribution from mutual funds	2,821,762	79,713	565,514	59,021	410,099
Change in unrealized appreciation (depreciation) of investments	(4,108,148)	184,981	1,315,403	121,591	1,522,803
Increase (decrease) in net assets from operations	(3,074,104)	349,601	2,415,958	277,954	1,877,065

From contract transactions:
Payments received from contract owners	4,386,591	3,000	863,983	14,361	943,841
Payments for contract benefits or terminations	(6,866,020)	(162,455)	(467,495)	(101,617)	(1,165,595)
Transfers between sub-accounts (including fixed account), net	6,735,990	(12,238)	(1,033,709)	(141,962)	(710,220)
Contract maintenance charges	(2,347,035)	(463)	(45,838)	(653)	(185,741)
Adjustments to net assets allocated to contracts in payout period	-	-	5	-	-
Increase (decrease) in net assets from contract transactions	1,909,526	(172,156)	(683,054)	(229,871)	(1,117,715)

Increase (decrease) in net assets	(1,164,578)	177,445	1,732,904	48,083	759,350
Net assets at beginning of period	169,170,895	959,625	6,902,953	2,321,507	16,745,656
Net assets at end of period	$168,006,317	$1,137,070	$8,635,857	$2,369,590	$17,505,006

Beginning units	12,456,024	31,220	252,860	76,633	857,270
Units issued	2,068,253	102	47,428	862	100,699
Units redeemed	(1,846,575)	(4,333)	(67,954)	(8,035)	(157,712)
Ending units	12,677,702	26,989	232,334	69,460	800,257

For the Year Ended December 31, 2019
From operations:
Dividends	$2,353,103	$-	$-	$49,272	$324,909
Mortality and expense risk and administrative charges	(2,257,597)	(1,160)	(87,937)	(34,543)	(211,520)
Net investment income (loss)	95,506	(1,160)	(87,937)	14,729	113,389
Net realized gain (loss)	828,117	510	222,762	68,005	(60,971)
Capital gain distribution from mutual funds	1,333,425	-	351,886	119,291	874,699
Change in unrealized appreciation (depreciation) of investments	20,000,769	21,665	1,198,043	158,005	1,429,305
Increase (decrease) in net assets from operations	22,257,817	21,015	1,684,754	360,030	2,356,422

From contract transactions:
Payments received from contract owners	7,849,069	-	298,870	2,785	2,214,620
Payments for contract benefits or terminations	(6,469,963)	(90)	(566,083)	(198,984)	(1,195,655)
Transfers between sub-accounts (including fixed account), net	3,355,876	1	734,413	(14,382)	210,473
Contract maintenance charges	(1,986,593)	(42)	(36,072)	(767)	(148,015)
Adjustments to net assets allocated to contracts in payout period	-	-	5	9	-
Increase (decrease) in net assets from contract transactions	2,748,389	(131)	431,133	(211,339)	1,081,423

Increase in net assets from separate account merger	-	938,741	-	-	-

Increase (decrease) in net assets	25,006,206	959,625	2,115,887	148,691	3,437,845
Net assets at beginning of period	144,164,689	-	4,787,066	2,172,816	13,307,811
Net assets at end of period	$169,170,895	$959,625	$6,902,953	$2,321,507	$16,745,656

Beginning units	12,250,209	-	235,671	84,043	800,829
Units issued	1,260,670	-	62,758	413	175,837
Units redeemed	(1,054,855)	(5)	(45,569)	(7,823)	(119,396)
Units transferred in from separate account merger	-	31,225	-	-	-
Ending units	12,456,024	31,220	252,860	76,633	857,270

The accompanying Notes to Financial Statements are an integral part of this statement.

32

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA JPMorgan Equity- Income Portfolio Class 1	SAST SA JPMorgan Equity- Income Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 1
For the Year Ended December 31, 2020
From operations:
Dividends	$22,665	$107,712	$115,386	$204,012	$16,559
Mortality and expense risk and administrative charges	(17,473)	(95,906)	(83,609)	(151,980)	(17,074)
Net investment income (loss)	5,192	11,806	31,777	52,032	(515)
Net realized gain (loss)	20,139	152,797	219,110	82,330	26,261
Capital gain distribution from mutual funds	-	-	404,951	806,936	30,137
Change in unrealized appreciation (depreciation) of investments	155,407	777,964	(590,730)	(475,780)	39,626
Increase (decrease) in net assets from operations	180,738	942,567	65,108	465,518	95,509

From contract transactions:
Payments received from contract owners	1,500	317,082	2,663	855,475	1,575
Payments for contract benefits or terminations	(34,298)	(408,367)	(416,911)	(928,872)	(66,525)
Transfers between sub-accounts (including fixed account), net	27,421	(278,592)	3,323	802,811	(37,550)
Contract maintenance charges	(259)	(49,946)	(1,539)	(92,135)	(263)
Adjustments to net assets allocated to contracts in payout period	17	-	(2,346)	-	63
Increase (decrease) in net assets from contract transactions	(5,619)	(419,823)	(414,810)	637,279	(102,700)

Increase (decrease) in net assets	175,119	522,744	(349,702)	1,102,797	(7,191)
Net assets at beginning of period	1,196,929	6,821,332	6,292,566	10,759,629	1,240,545
Net assets at end of period	$1,372,048	$7,344,076	$5,942,864	$11,862,426	$1,233,354

Beginning units	56,119	440,549	88,743	426,960	35,201
Units issued	2,912	68,610	1,932	119,943	734
Units redeemed	(2,921)	(92,155)	(8,232)	(80,205)	(3,564)
Ending units	56,110	417,004	82,443	466,698	32,371

For the Year Ended December 31, 2019
From operations:
Dividends	$33,620	$178,452	$154,295	$234,867	$27,582
Mortality and expense risk and administrative charges	(17,508)	(96,333)	(99,981)	(148,051)	(19,002)
Net investment income (loss)	16,112	82,119	54,314	86,816	8,580
Net realized gain (loss)	40,553	79,215	766,561	401,870	42,967
Capital gain distribution from mutual funds	-	-	422,961	714,036	96,663
Change in unrealized appreciation (depreciation) of investments	146,826	959,290	236,998	1,069,422	58,061
Increase (decrease) in net assets from operations	203,491	1,120,624	1,480,834	2,272,144	206,271

From contract transactions:
Payments received from contract owners	2,500	411,310	4,085	489,167	2,575
Payments for contract benefits or terminations	(118,617)	(599,756)	(1,554,332)	(1,183,605)	(105,322)
Transfers between sub-accounts (including fixed account), net	(4,613)	(83,785)	(188,513)	(343,034)	(58,092)
Contract maintenance charges	(283)	(45,181)	(1,883)	(74,886)	(326)
Adjustments to net assets allocated to contracts in payout period	(282)	7	231	-	61
Increase (decrease) in net assets from contract transactions	(121,295)	(317,405)	(1,740,412)	(1,112,358)	(161,104)

Increase (decrease) in net assets	82,196	803,219	(259,578)	1,159,786	45,167
Net assets at beginning of period	1,114,733	6,018,113	6,552,144	9,599,843	1,195,378
Net assets at end of period	$1,196,929	$6,821,332	$6,292,566	$10,759,629	$1,240,545

Beginning units	62,357	452,261	115,727	475,917	40,052
Units issued	1,883	70,577	410	36,692	308
Units redeemed	(8,121)	(82,289)	(27,394)	(85,649)	(5,159)
Ending units	56,119	440,549	88,743	426,960	35,201

The accompanying Notes to Financial Statements are an integral part of this statement.

33

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Global Equities Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$24,499	$27,663	$1,298,655	$4,260	$-
Mortality and expense risk and administrative charges	(27,660)	(16,605)	(746,982)	(37,110)	(147,212)
Net investment income (loss)	(3,161)	11,058	551,673	(32,850)	(147,212)
Net realized gain (loss)	52,066	5,944	520,697	141,731	732,644
Capital gain distribution from mutual funds	52,960	-	-	310,834	1,378,459
Change in unrealized appreciation (depreciation) of investments	92,855	54,670	2,080,692	578,623	2,097,916
Increase (decrease) in net assets from operations	194,720	71,672	3,153,062	998,338	4,061,807

From contract transactions:
Payments received from contract owners	136,803	20,957	3,869,714	3,023	1,793,877
Payments for contract benefits or terminations	(185,047)	(144,717)	(4,121,810)	(58,123)	(953,868)
Transfers between sub-accounts (including fixed account), net	172,115	1,287	4,075,991	(70,150)	(1,488,314)
Contract maintenance charges	(12,314)	(244)	(675,892)	(407)	(54,874)
Adjustments to net assets allocated to contracts in payout period	-	621	537	(1,408)	5
Increase (decrease) in net assets from contract transactions	111,557	(122,096)	3,148,540	(127,065)	(703,174)

Increase (decrease) in net assets	306,277	(50,424)	6,301,602	871,273	3,358,633
Net assets at beginning of period	1,862,787	1,111,240	51,820,188	2,182,482	9,256,489
Net assets at end of period	$2,169,064	$1,060,816	$58,121,790	$3,053,755	$12,615,122

Beginning units	92,657	35,678	3,206,094	67,158	297,130
Units issued	25,648	2,208	880,166	2,860	72,149
Units redeemed	(15,047)	(5,978)	(685,665)	(5,789)	(93,778)
Ending units	103,258	31,908	3,400,595	64,229	275,501

For the Year Ended December 31, 2019
From operations:
Dividends	$37,668	$32,597	$1,358,332	$-	$-
Mortality and expense risk and administrative charges	(28,597)	(16,944)	(716,715)	(31,992)	(124,935)
Net investment income (loss)	9,071	15,653	641,617	(31,992)	(124,935)
Net realized gain (loss)	90,561	(6,843)	89,236	150,232	285,376
Capital gain distribution from mutual funds	148,936	-	-	182,502	783,107
Change in unrealized appreciation (depreciation) of investments	57,268	74,908	2,768,352	335,175	1,622,869
Increase (decrease) in net assets from operations	305,836	83,718	3,499,205	635,917	2,566,417

From contract transactions:
Payments received from contract owners	9,365	19,948	3,380,428	6,416	663,916
Payments for contract benefits or terminations	(158,170)	(167,140)	(5,171,629)	(246,615)	(739,253)
Transfers between sub-accounts (including fixed account), net	(97,036)	76,196	3,829,549	71,308	(481,182)
Contract maintenance charges	(10,971)	(277)	(552,932)	(428)	(34,458)
Adjustments to net assets allocated to contracts in payout period	-	(157)	128	-	3
Increase (decrease) in net assets from contract transactions	(256,812)	(71,430)	1,485,544	(169,319)	(590,974)

Increase (decrease) in net assets	49,024	12,288	4,984,749	466,598	1,975,443
Net assets at beginning of period	1,813,763	1,098,952	46,835,439	1,715,884	7,281,046
Net assets at end of period	$1,862,787	$1,111,240	$51,820,188	$2,182,482	$9,256,489

Beginning units	105,262	38,041	3,080,100	72,586	320,806
Units issued	5,215	3,866	633,500	3,956	53,536
Units redeemed	(17,820)	(6,229)	(507,506)	(9,384)	(77,212)
Ending units	92,657	35,678	3,206,094	67,158	297,130

The accompanying Notes to Financial Statements are an integral part of this statement.

34

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Large Cap Growth Index Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$9,032	$30,769	$28,620	$251,194	$343,418
Mortality and expense risk and administrative charges	(10,016)	(23,978)	(12,494)	(179,841)	(265,753)
Net investment income (loss)	(984)	6,791	16,126	71,353	77,665
Net realized gain (loss)	27,337	49,369	5,867	(382,639)	(857,017)
Capital gain distribution from mutual funds	21,407	31,161	120,581	727,392	1,142,456
Change in unrealized appreciation (depreciation) of investments	189,200	259,658	(15,046)	(905,181)	(641,472)
Increase (decrease) in net assets from operations	236,960	346,979	127,528	(489,075)	(278,368)

From contract transactions:
Payments received from contract owners	568,551	1,077,835	644,152	54,956	501,251
Payments for contract benefits or terminations	(31,984)	(258,828)	(36,981)	(820,275)	(1,411,419)
Transfers between sub-accounts (including fixed account), net	(22,047)	(175,810)	113,430	(149,718)	1,089,399
Contract maintenance charges	(8,296)	(10,416)	(9,673)	(3,090)	(124,964)
Adjustments to net assets allocated to contracts in payout period	-	-	-	2,223	13
Increase (decrease) in net assets from contract transactions	506,224	632,781	710,928	(915,904)	54,280

Increase (decrease) in net assets	743,184	979,760	838,456	(1,404,979)	(224,088)
Net assets at beginning of period	408,402	1,631,693	701,946	14,164,204	20,130,470
Net assets at end of period	$1,151,586	$2,611,453	$1,540,402	$12,759,225	$19,906,382

Beginning units	33,155	128,745	58,366	182,258	619,394
Units issued	50,350	90,062	84,558	2,778	115,963
Units redeemed	(11,902)	(41,644)	(14,612)	(16,203)	(91,441)
Ending units	71,603	177,163	128,312	168,833	643,916

For the Year Ended December 31, 2019
From operations:
Dividends	$31	$202	$121	$262,271	$363,123
Mortality and expense risk and administrative charges	(1,663)	(13,666)	(3,292)	(192,407)	(294,675)
Net investment income (loss)	(1,632)	(13,464)	(3,171)	69,864	68,448
Net realized gain (loss)	1,718	4,711	2,134	(66,411)	(966,423)
Capital gain distribution from mutual funds	83	3,268	296	1,072,437	1,702,079
Change in unrealized appreciation (depreciation) of investments	33,317	274,404	65,909	1,610,370	3,386,872
Increase (decrease) in net assets from operations	33,486	268,919	65,168	2,686,260	4,190,976

From contract transactions:
Payments received from contract owners	316,016	712,618	577,956	7,790	123,172
Payments for contract benefits or terminations	(1,383)	(73,097)	(11,564)	(1,041,733)	(2,310,649)
Transfers between sub-accounts (including fixed account), net	(3,204)	(102,215)	(15,875)	(109,833)	(704,630)
Contract maintenance charges	(432)	(51)	(977)	(3,196)	(120,877)
Adjustments to net assets allocated to contracts in payout period	-	-	-	1,661	18
Increase (decrease) in net assets from contract transactions	310,997	537,255	549,540	(1,145,311)	(3,012,966)

Increase in net assets from separate account merger	-	-	-	945,013	-

Increase (decrease) in net assets	344,483	806,174	614,708	2,485,962	1,178,010
Net assets at beginning of period	63,919	825,519	87,238	11,678,242	18,952,460
Net assets at end of period	$408,402	$1,631,693	$701,946	$14,164,204	$20,130,470

Beginning units	6,681	83,921	9,396	186,262	717,513
Units issued	31,171	63,421	53,703	690	19,672
Units redeemed	(4,697)	(18,597)	(4,733)	(16,909)	(117,791)
Units transferred in from separate account merger	-	-	-	12,215	-
Ending units	33,155	128,745	58,366	182,258	619,394

The accompanying Notes to Financial Statements are an integral part of this statement.

35

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Legg Mason Tactical Opportunities Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$29,529	$3,515	$27,416	$17,343	$58,603
Mortality and expense risk and administrative charges	(29,153)	(9,406)	(106,219)	(37,237)	(202,390)
Net investment income (loss)	376	(5,891)	(78,803)	(19,894)	(143,787)
Net realized gain (loss)	21,029	41,230	662,244	146,967	460,885
Capital gain distribution from mutual funds	9,375	52,763	668,442	221,573	1,215,819
Change in unrealized appreciation (depreciation) of investments	205,041	35,442	637,470	(69,089)	196,620
Increase (decrease) in net assets from operations	235,821	123,544	1,889,353	279,557	1,729,537

From contract transactions:
Payments received from contract owners	1,030,795	1,438	681,121	225	469,090
Payments for contract benefits or terminations	(64,547)	(52,262)	(741,516)	(208,327)	(1,356,150)
Transfers between sub-accounts (including fixed account), net	(182,862)	(48,518)	(249,148)	21,904	(297,318)
Contract maintenance charges	(31,037)	(148)	(47,741)	(464)	(140,295)
Adjustments to net assets allocated to contracts in payout period	-	-	9	198	22
Increase (decrease) in net assets from contract transactions	752,349	(99,490)	(357,275)	(186,464)	(1,324,651)

Increase (decrease) in net assets	988,170	24,054	1,532,078	93,093	404,886
Net assets at beginning of period	1,809,556	689,461	6,837,180	2,639,689	14,680,834
Net assets at end of period	$2,797,726	$713,515	$8,369,258	$2,732,782	$15,085,720

Beginning units	162,633	44,209	319,918	45,435	482,194
Units issued	120,293	4,052	71,010	2,475	48,522
Units redeemed	(47,391)	(12,716)	(92,329)	(6,140)	(86,645)
Ending units	235,535	35,545	298,599	41,770	444,071

For the Year Ended December 31, 2019
From operations:
Dividends	$24,354	$3,923	$23,823	$22,530	$90,781
Mortality and expense risk and administrative charges	(20,219)	(9,868)	(98,086)	(39,827)	(215,163)
Net investment income (loss)	4,135	(5,945)	(74,263)	(17,297)	(124,382)
Net realized gain (loss)	7,955	35,650	569,530	273,259	1,162,290
Capital gain distribution from mutual funds	2,840	68,305	702,783	282,606	1,618,738
Change in unrealized appreciation (depreciation) of investments	198,256	74,094	562,890	137,755	1,129,114
Increase (decrease) in net assets from operations	213,186	172,104	1,760,940	676,323	3,785,760

From contract transactions:
Payments received from contract owners	451,963	863	226,735	165	175,196
Payments for contract benefits or terminations	(100,202)	(30,094)	(912,101)	(459,136)	(1,625,711)
Transfers between sub-accounts (including fixed account), net	162,747	(44,772)	(522,931)	(23,415)	(1,408,695)
Contract maintenance charges	(18,593)	(192)	(41,245)	(594)	(129,196)
Adjustments to net assets allocated to contracts in payout period	-	-	7	210	30
Increase (decrease) in net assets from contract transactions	495,915	(74,195)	(1,249,535)	(482,770)	(2,988,376)

Increase (decrease) in net assets	709,101	97,909	511,405	193,553	797,384
Net assets at beginning of period	1,100,455	591,552	6,325,775	2,446,136	13,883,450
Net assets at end of period	$1,809,556	$689,461	$6,837,180	$2,639,689	$14,680,834

Beginning units	115,437	49,396	390,089	54,654	588,515
Units issued	66,349	69	15,341	590	14,226
Units redeemed	(19,153)	(5,256)	(85,512)	(9,809)	(120,547)
Ending units	162,633	44,209	319,918	45,435	482,194

The accompanying Notes to Financial Statements are an integral part of this statement.

36

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA MFS Total Return Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$66,395	$224,659	$13,003	$24,831	$99,414
Mortality and expense risk and administrative charges	(50,195)	(169,603)	(12,059)	(19,788)	(94,194)
Net investment income (loss)	16,200	55,056	944	5,043	5,220
Net realized gain (loss)	85,076	83,678	14,182	(3,524)	25,451
Capital gain distribution from mutual funds	98,899	380,098	12,281	20,851	96,673
Change in unrealized appreciation (depreciation) of investments	62,924	464,600	258,408	106,967	439,961
Increase (decrease) in net assets from operations	263,099	983,432	285,815	129,337	567,305

From contract transactions:
Payments received from contract owners	61,566	699,304	815,912	2,490	351,413
Payments for contract benefits or terminations	(340,564)	(724,439)	(10,752)	(96,992)	(411,694)
Transfers between sub-accounts (including fixed account), net	53,556	51,775	(7,084)	16,710	(511,519)
Contract maintenance charges	(1,066)	(114,387)	(10,813)	(261)	(31,724)
Adjustments to net assets allocated to contracts in payout period	2,442	(130)	-	-	-
Increase (decrease) in net assets from contract transactions	(224,066)	(87,877)	787,263	(78,053)	(603,524)

Increase (decrease) in net assets	39,033	895,555	1,073,078	51,284	(36,219)
Net assets at beginning of period	3,492,997	12,686,615	365,345	1,422,397	6,937,122
Net assets at end of period	$3,532,030	$13,582,170	$1,438,423	$1,473,681	$6,900,903

Beginning units	70,480	562,337	32,481	86,169	503,306
Units issued	4,096	72,987	104,709	2,814	50,712
Units redeemed	(8,566)	(64,044)	(22,360)	(7,690)	(99,652)
Ending units	66,010	571,280	114,830	81,293	454,366

For the Year Ended December 31, 2019
From operations:
Dividends	$72,580	$258,855	$-	$35,340	$154,763
Mortality and expense risk and administrative charges	(48,128)	(158,914)	(1,722)	(21,657)	(98,561)
Net investment income (loss)	24,452	99,941	(1,722)	13,683	56,202
Net realized gain (loss)	100,100	57,338	(86)	(1,139)	84,844
Capital gain distribution from mutual funds	93,836	373,020	563	53,423	261,222
Change in unrealized appreciation (depreciation) of investments	317,984	1,349,492	30,209	176,444	704,037
Increase (decrease) in net assets from operations	536,372	1,879,791	28,964	242,411	1,106,305

From contract transactions:
Payments received from contract owners	5,470	1,442,970	242,363	3,940	197,701
Payments for contract benefits or terminations	(258,520)	(821,421)	(2,315)	(200,344)	(747,870)
Transfers between sub-accounts (including fixed account), net	(126,424)	373,507	57,704	15,559	299,061
Contract maintenance charges	(1,117)	(88,139)	(721)	(347)	(30,475)
Adjustments to net assets allocated to contracts in payout period	401	(49)	-	2	-
Increase (decrease) in net assets from contract transactions	(380,190)	906,868	297,031	(181,190)	(281,583)

Increase in net assets from separate account merger	366,073	-	-	-	-

Increase (decrease) in net assets	522,255	2,786,659	325,995	61,221	824,722
Net assets at beginning of period	2,970,742	9,899,956	39,350	1,361,176	6,112,400
Net assets at end of period	$3,492,997	$12,686,615	$365,345	$1,422,397	$6,937,122

Beginning units	71,203	497,007	4,326	97,972	518,897
Units issued	887	125,231	28,828	1,622	74,873
Units redeemed	(9,004)	(59,901)	(673)	(13,425)	(90,464)
Units transferred in from separate account merger	7,394	-	-	-	-
Ending units	70,480	562,337	32,481	86,169	503,306

The accompanying Notes to Financial Statements are an integral part of this statement.

37

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$571,955	$76,435	$402,899	$32,754	$109,973
Mortality and expense risk and administrative charges	(1,749,411)	(20,368)	(95,750)	(19,897)	(75,771)
Net investment income (loss)	(1,177,456)	56,067	307,149	12,857	34,202
Net realized gain (loss)	91,747	(28,120)	(93,942)	(18,740)	(11,860)
Capital gain distribution from mutual funds	7,234,707	-	-	2,286	8,658
Change in unrealized appreciation (depreciation) of investments	2,355,958	44,554	212,908	34,489	143,499
Increase (decrease) in net assets from operations	8,504,956	72,501	426,115	30,892	174,499

From contract transactions:
Payments received from contract owners	2,339,399	-	176,896	12,967	75,042
Payments for contract benefits or terminations	(6,658,358)	(113,360)	(520,649)	(82,466)	(363,833)
Transfers between sub-accounts (including fixed account), net	(2,631,555)	(162,638)	351,467	18,510	94,642
Contract maintenance charges	(1,844,712)	(390)	(47,069)	(381)	(32,222)
Adjustments to net assets allocated to contracts in payout period	-	967	(95)	889	-
Increase (decrease) in net assets from contract transactions	(8,795,226)	(275,421)	(39,450)	(50,481)	(226,371)

Increase (decrease) in net assets	(290,270)	(202,920)	386,665	(19,589)	(51,872)
Net assets at beginning of period	128,965,209	1,522,379	7,037,710	1,542,523	5,569,705
Net assets at end of period	$128,674,939	$1,319,459	$7,424,375	$1,522,934	$5,517,833

Beginning units	9,278,213	43,195	370,309	87,732	401,348
Units issued	667,543	293	53,770	4,166	59,794
Units redeemed	(1,311,507)	(8,315)	(56,918)	(7,124)	(66,935)
Ending units	8,634,249	35,173	367,161	84,774	394,207

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$130,104	$506,009	$31,750	$120,062
Mortality and expense risk and administrative charges	(1,727,217)	(27,051)	(98,974)	(19,788)	(84,515)
Net investment income (loss)	(1,727,217)	103,053	407,035	11,962	35,547
Net realized gain (loss)	(337,817)	(38,201)	(101,836)	(6,460)	85,950
Capital gain distribution from mutual funds	702,998	-	-	54,277	231,532
Change in unrealized appreciation (depreciation) of investments	20,494,947	156,314	534,054	165,068	567,097
Increase (decrease) in net assets from operations	19,132,911	221,166	839,253	224,847	920,126

From contract transactions:
Payments received from contract owners	4,041,061	-	162,513	590	116,962
Payments for contract benefits or terminations	(5,880,079)	(448,631)	(1,085,174)	(160,344)	(638,102)
Transfers between sub-accounts (including fixed account), net	899,628	(40,331)	330,147	24,922	(275,292)
Contract maintenance charges	(1,585,064)	(437)	(41,899)	(307)	(34,417)
Adjustments to net assets allocated to contracts in payout period	-	797	(38)	464	-
Increase (decrease) in net assets from contract transactions	(2,524,454)	(488,602)	(634,451)	(134,675)	(830,849)

Increase in net assets from separate account merger	-	-	-	228,106	-

Increase (decrease) in net assets	16,608,457	(267,436)	204,802	318,278	89,277
Net assets at beginning of period	112,356,752	1,789,815	6,832,908	1,224,245	5,480,428
Net assets at end of period	$128,965,209	$1,522,379	$7,037,710	$1,542,523	$5,569,705

Beginning units	9,471,264	57,458	402,170	82,754	459,796
Units issued	705,434	267	48,694	3,454	32,777
Units redeemed	(898,485)	(14,530)	(80,555)	(11,674)	(91,225)
Units transferred in from separate account merger	-	-	-	13,198	-
Ending units	9,278,213	43,195	370,309	87,732	401,348

The accompanying Notes to Financial Statements are an integral part of this statement.

38

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Schroders VCP Global Allocation Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$78,255	$8,992	$118,458	$133,887	$431,268
Mortality and expense risk and administrative charges	(871,227)	(12,544)	(232,592)	(1,878,287)	(259,543)
Net investment income (loss)	(792,972)	(3,552)	(114,134)	(1,744,400)	171,725
Net realized gain (loss)	85,415	(17,362)	339,908	2,057,998	(305,519)
Capital gain distribution from mutual funds	1,018,355	49,375	123,643	3,273,272	-
Change in unrealized appreciation (depreciation) of investments	(912,573)	270,835	2,855,048	7,630,029	(543,746)
Increase (decrease) in net assets from operations	(601,775)	299,296	3,204,465	11,216,899	(677,540)

From contract transactions:
Payments received from contract owners	1,717,301	665,637	5,038,847	9,153,501	114,862
Payments for contract benefits or terminations	(2,641,574)	(7,330)	(896,078)	(5,891,940)	(1,582,672)
Transfers between sub-accounts (including fixed account), net	691,262	(204,435)	554,665	(478,869)	1,889,394
Contract maintenance charges	(945,888)	(8,102)	(275,119)	(2,011,337)	(184,084)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(215)
Increase (decrease) in net assets from contract transactions	(1,178,899)	445,770	4,422,315	771,355	237,285

Increase (decrease) in net assets	(1,780,674)	745,066	7,626,780	11,988,254	(440,255)
Net assets at beginning of period	67,189,877	751,119	15,103,032	137,554,099	19,554,534
Net assets at end of period	$65,409,203	$1,496,185	$22,729,812	$149,542,353	$19,114,279

Beginning units	5,278,329	69,237	1,285,472	10,022,020	1,481,499
Units issued	552,175	106,490	623,800	1,643,386	251,719
Units redeemed	(640,658)	(58,478)	(234,743)	(1,522,326)	(214,050)
Ending units	5,189,846	117,249	1,674,529	10,143,080	1,519,168

For the Year Ended December 31, 2019
From operations:
Dividends	$870,536	$-	$118,791	$1,790,215	$16,129
Mortality and expense risk and administrative charges	(856,403)	(3,488)	(123,966)	(1,676,583)	(291,259)
Net investment income (loss)	14,133	(3,488)	(5,175)	113,632	(275,130)
Net realized gain (loss)	104,114	(628)	52,069	895,068	68,801
Capital gain distribution from mutual funds	1,379,749	-	94,332	4,168,994	-
Change in unrealized appreciation (depreciation) of investments	8,352,849	59,461	1,668,470	17,529,013	2,092,916
Increase (decrease) in net assets from operations	9,850,845	55,345	1,809,696	22,706,707	1,886,587

From contract transactions:
Payments received from contract owners	2,909,557	640,820	7,474,266	10,126,713	166,723
Payments for contract benefits or terminations	(2,635,473)	(1,331)	(502,667)	(4,954,355)	(2,190,906)
Transfers between sub-accounts (including fixed account), net	880,032	22,504	1,090,010	4,412,502	866,130
Contract maintenance charges	(793,150)	(1,511)	(125,347)	(1,540,813)	(173,930)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(87)
Increase (decrease) in net assets from contract transactions	360,966	660,482	7,936,262	8,044,047	(1,332,070)

Increase (decrease) in net assets	10,211,811	715,827	9,745,958	30,750,754	554,517
Net assets at beginning of period	56,978,066	35,292	5,357,074	106,803,345	19,000,017
Net assets at end of period	$67,189,877	$751,119	$15,103,032	$137,554,099	$19,554,534

Beginning units	5,251,588	3,999	559,598	9,388,068	1,581,049
Units issued	440,200	67,309	829,144	1,458,029	155,036
Units redeemed	(413,459)	(2,071)	(103,270)	(824,077)	(254,586)
Ending units	5,278,329	69,237	1,285,472	10,022,020	1,481,499

The accompanying Notes to Financial Statements are an integral part of this statement.

39

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$10,319,712	$6,623,416	$537,555	$-	$-
Mortality and expense risk and administrative charges	(13,084,834)	(8,090,899)	(561,709)	(28,619)	(54,093)
Net investment income (loss)	(2,765,122)	(1,467,483)	(24,154)	(28,619)	(54,093)
Net realized gain (loss)	10,296,290	5,282,932	182,167	125,943	442,548
Capital gain distribution from mutual funds	48,874,843	23,680,192	739,577	129,489	275,035
Change in unrealized appreciation (depreciation) of investments	42,481,108	19,323,121	2,722,812	746,774	1,257,952
Increase (decrease) in net assets from operations	98,887,119	46,818,762	3,620,402	973,587	1,921,442

From contract transactions:
Payments received from contract owners	9,882,235	5,983,790	10,307,154	3,840	787,219
Payments for contract benefits or terminations	(73,405,260)	(40,114,026)	(1,344,961)	(77,321)	(194,998)
Transfers between sub-accounts (including fixed account), net	(17,092,134)	(2,683,964)	3,293,461	(64,165)	(570,181)
Contract maintenance charges	(14,187,788)	(8,847,983)	(617,019)	(531)	(25,589)
Adjustments to net assets allocated to contracts in payout period	171	166	-	983	-
Increase (decrease) in net assets from contract transactions	(94,802,776)	(45,662,017)	11,638,635	(137,194)	(3,549)

Increase (decrease) in net assets	4,084,343	1,156,745	15,259,037	836,393	1,917,893
Net assets at beginning of period	951,562,334	582,680,338	36,380,075	1,673,845	2,868,572
Net assets at end of period	$955,646,677	$583,837,083	$51,639,112	$2,510,238	$4,786,465

Beginning units	61,360,569	38,675,868	3,158,875	49,418	122,386
Units issued	4,644,367	2,213,380	1,463,730	1,152	45,122
Units redeemed	(10,792,456)	(5,236,447)	(403,926)	(4,394)	(38,053)
Ending units	55,212,480	35,652,801	4,218,679	46,176	129,455

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$21,407	$-	$-
Mortality and expense risk and administrative charges	(13,382,466)	(8,225,343)	(371,816)	(24,594)	(42,187)
Net investment income (loss)	(13,382,466)	(8,225,343)	(350,409)	(24,594)	(42,187)
Net realized gain (loss)	4,840,496	2,255,900	24,749	104,529	247,428
Capital gain distribution from mutual funds	35,754,007	18,554,372	207,301	99,604	176,428
Change in unrealized appreciation (depreciation) of investments	129,331,774	79,122,107	5,156,133	289,796	444,698
Increase (decrease) in net assets from operations	156,543,811	91,707,036	5,037,774	469,335	826,367

From contract transactions:
Payments received from contract owners	16,958,341	8,553,367	11,666,973	3,840	260,333
Payments for contract benefits or terminations	(64,545,216)	(40,667,227)	(898,408)	(137,262)	(302,219)
Transfers between sub-accounts (including fixed account), net	(5,915,277)	(1,817,321)	2,883,196	53,727	(420,794)
Contract maintenance charges	(12,895,909)	(7,955,876)	(335,595)	(605)	(14,712)
Adjustments to net assets allocated to contracts in payout period	494	470	-	778	2
Increase (decrease) in net assets from contract transactions	(66,397,567)	(41,886,587)	13,316,166	(79,522)	(477,390)

Increase (decrease) in net assets	90,146,244	49,820,449	18,353,940	389,813	348,977
Net assets at beginning of period	861,416,090	532,859,889	18,026,135	1,284,032	2,519,595
Net assets at end of period	$951,562,334	$582,680,338	$36,380,075	$1,673,845	$2,868,572

Beginning units	65,969,161	41,660,430	1,899,704	51,994	145,349
Units issued	3,695,927	2,173,599	1,527,933	3,729	22,499
Units redeemed	(8,304,519)	(5,158,161)	(268,762)	(6,305)	(45,462)
Ending units	61,360,569	38,675,868	3,158,875	49,418	122,386

The accompanying Notes to Financial Statements are an integral part of this statement.

40

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$4,152	$11,611	$1,831	$4,240	$25,950
Mortality and expense risk and administrative charges	(1,839)	(9,289)	(2,998)	(3,236)	(15,868)
Net investment income (loss)	2,313	2,322	(1,167)	1,004	10,082
Net realized gain (loss)	101	(1,504)	18,051	440	19,952
Capital gain distribution from mutual funds	2,840	64,772	5,758	34,084	82,988
Change in unrealized appreciation (depreciation) of investments	6,059	44,726	71,720	14,559	113,017
Increase (decrease) in net assets from operations	11,313	110,316	94,362	50,087	226,039

From contract transactions:
Payments for contract benefits or terminations	(954)	(53,666)	(6,626)	(28,143)	(73,382)
Transfers between sub-accounts (including fixed account), net	4,294	(6,426)	(31,052)	(5,484)	(17,540)
Contract maintenance charges	(28)	(59)	(39)	(27)	(88)
Increase (decrease) in net assets from contract transactions	3,312	(60,151)	(37,717)	(33,654)	(91,010)

Increase (decrease) in net assets	14,625	50,165	56,645	16,433	135,029
Net assets at beginning of period	168,510	874,905	222,259	291,029	1,400,171
Net assets at end of period	$183,135	$925,070	$278,904	$307,462	$1,535,200

Beginning units	14,311	58,317	10,895	20,182	83,882
Units issued	522	3,386	4	952	1,367
Units redeemed	(177)	(6,695)	(1,497)	(3,183)	(6,574)
Ending units	14,656	55,008	9,402	17,951	78,675

For the Year Ended December 31, 2019
From operations:
Dividends	$5,299	$11,176	$818	$2,589	$17,962
Mortality and expense risk and administrative charges	(1,860)	(9,532)	(2,477)	(3,226)	(14,525)
Net investment income (loss)	3,439	1,644	(1,659)	(637)	3,437
Net realized gain (loss)	438	1,007	5,189	733	9,261
Capital gain distribution from mutual funds	-	77,812	2,873	19,268	25,855
Change in unrealized appreciation (depreciation) of investments	24,432	93,528	56,742	31,549	275,236
Increase (decrease) in net assets from operations	28,309	173,991	63,145	50,913	313,789

From contract transactions:
Payments received from contract owners	-	-	-	42,737	106,843
Payments for contract benefits or terminations	(4,695)	(14,975)	(505)	(6,077)	(24,040)
Transfers between sub-accounts (including fixed account), net	1,025	(7,146)	(13,950)	(3,358)	(33,625)
Contract maintenance charges	(34)	(77)	(34)	(35)	(103)
Increase (decrease) in net assets from contract transactions	(3,704)	(22,198)	(14,489)	33,267	49,075

Increase (decrease) in net assets	24,605	151,793	48,656	84,180	362,864
Net assets at beginning of period	143,905	723,112	173,603	206,849	1,037,307
Net assets at end of period	$168,510	$874,905	$222,259	$291,029	$1,400,171

Beginning units	14,672	59,934	11,636	17,426	80,062
Units issued	147	508	20	3,659	7,613
Units redeemed	(508)	(2,125)	(761)	(903)	(3,793)
Ending units	14,311	58,317	10,895	20,182	83,882

The accompanying Notes to Financial Statements are an integral part of this statement.

41

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

FS Variable Separate Account (the Separate Account) is a segregated investment account established by The United States Life Insurance Company in the City of New York (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

On November 29, 2019, USL Variable Annuity Account One (“FS VAA1”) and Variable Annuity Account Two (“FS VAA2”) of the Company merged into the Separate Account. Additional information can be found in Note 8.

The Separate Account includes the following variable annuity products:

FSA Advisor	Polaris II A-Class Platinum Series
ICAP II	Polaris Platinum III
Polaris	Polaris Platinum O-Series
Polaris Advantage	Polaris Preferred Solution
Polaris Advantage II	Polaris Retirement Protector
Polaris Choice	Polaris Select Investor
Polaris Choice III	WM Diversified Strategies III
Polaris Choice IV	Vista Capital Advantage
Polaris II

The Separate Account contracts are sold through the Company’s affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2020 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Funds Insurance Series (American Funds IS)
American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Small Capitalization Fund Class 4
American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 2
American Funds IS Bond Fund Class 4	American Funds IS Growth Fund Class 4
American Funds IS Capital Income Builder Class 4	American Funds IS Growth-Income Fund Class 2
American Funds IS Capital World Bond Fund Class 4(c)	American Funds IS Growth-Income Fund Class 4
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 4(h)
American Funds IS Global Growth Fund Class 4

Anchor Series Trust (AST)(a)
AST SA BlackRock Multi-Asset Income Portfolio Class 1(p)	AST SA Wellington Capital Appreciation Portfolio Class 3
AST SA BlackRock Multi-Asset Income Portfolio Class 3(p)	AST SA Wellington Government and Quality Bond Portfolio Class 1
AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 1
AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Strategic Multi-Asset Portfolio Class 3

42

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	BlackRock Global Allocation V.I. Fund Class III

Columbia Funds VIT Variable Series Trust (Columbia VP)
Columbia VP Emerging Markets Bond Fund Class 2(h)	Columbia VP Large Cap Growth Fund Class 1
Columbia VP Income Opportunities Fund Class 1	Columbia VP Limited Duration Credit Fund Class 2

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Rising Dividends VIP Fund Class 2
FTVIP Franklin Income VIP Fund Class 2	FTVIP Franklin Strategic Income VIP Fund Class 2
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2(f)	FTVIP Templeton Global Bond VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	Goldman Sachs VIT Government Money Market Fund Service Shares
Goldman Sachs VIT Government Money Market Fund Institutional Shares(g)	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Comstock Fund Series II
Invesco V.I. American Value Fund Series II(h)	Invesco V.I. Equity and Income Fund Series II
Invesco V.I. Balanced-Risk Allocation Fund Series II	Invesco V.I. Growth and Income Fund Series II

Ivy Variable Insurance Portfolios (Ivy VIP)
Ivy VIP Asset Strategy Class II(h)

Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC
Lord Abbett Developing Growth Portfolio Class VC(l)	Lord Abbett Short Duration Income Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC	Lord Abbett Total Return Portfolio Class VC(m)
Lord Abbett Growth and Income Portfolio Class VC

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Global Infrastructure Portfolio Class II

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S

PIMCO Variable Insurance Trust (PIMCO)
PIMCO All Asset Portfolio Advisor Class	PIMCO Emerging Markets Bond Portfolio Advisor Class
PIMCO Dynamic Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class(j)

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1(k)	PVC Real Estate Securities Account Class 2(n)
PVC Diversified International Account Class 1	PVC SAM Balanced Portfolio Class 2
PVC Equity Income Account Class 2	PVC SAM Conservative Balanced Portfolio Class 2
PVC Government & High Quality Bond Account Class 1	PVC SAM Conservative Growth Portfolio Class 2
PVC Income Account Class 2(k)	PVC SAM Flexible Income Portfolio Class 2
PVC Large Cap Growth Account I Class 1(b)	PVC SAM Strategic Growth Portfolio Class 2
PVC LargeCap Growth Account Class 2(b)	PVC Short-Term Income Account Class 1
PVC MidCap Account Class 2	PVC SmallCap Account Class 2
PVC Principal Capital Appreciation Account Class 2

Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 3(h)
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 3(h)
SST SA Columbia Focused Value Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SST SA T. Rowe Price Growth Stock Portfolio Class 3(o)
SST SA Multi-Managed International Equity Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3

43

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Seasons Series Trust (SST)(a)
SST SA Multi-Managed Large Cap Growth Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 1
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 1
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 1
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3(q)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA Columbia Technology Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1
SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 1(d)	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 3(d)	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® International Growth Class 3(j)	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3(j)	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Invesco Main Street Large Cap Portfolio Class 1(e)	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Invesco Main Street Large Cap Portfolio Class 3(e)	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA Invesco VCP Equity-Income Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA Janus Focused Growth Portfolio Class 3

VALIC Company I(i)
VALIC Company I International Equities Index Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I International Socially Responsible Fund(h)	VALIC Company I Small Cap Index Fund
VALIC Company I Mid Cap Index Fund	VALIC Company I Stock Index Fund

(a)

These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)

The PVC Large Cap Growth Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the period June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

44

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c)	Formerly American Funds IS Global Bond Fund.

(d)	Formerly Federated Corporate Bond Portfolio.

(e)	Formerly SAST SA Oppenheimer Main Street Large Cap Portfolio.

(f)	For the period January 1, 2019 to June 11, 2019.

(g)	For the period January 31, 2020 (commencement of operations) to December 31, 2020.

(h)	Fund had no activity during the current year.

(i)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-adviser to certain underlying mutual funds of VALIC Company I.

(j)	For the period October 07, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(k)

The PVC Income Account, in operation for the period January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the period June 7, 2019 (commencement of operations) to December 31, 2019 and January 1, 2020 to December 31, 2020.

(l)	For the period December 30, 2019 to December 31, 2019 and January 1, 2020 to December 31, 2020.

(m)	For the period September 27, 2019 to December 31, 2019 and January 1, 2020 to December 31, 2020.

(n)	For the period January 1, 2019 to May 22, 2019.

(o)	For the period January 1, 2019 to June 10, 2019.

(p)	For the period January 1, 2019 to December 31, 2019 and January 1, 2020 to January 31, 2020 (cessation of operations).

(q)	For the period October 13, 2020 (commencement of operations) to December 31, 2020.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company’s assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease,

45

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.
Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2020 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2020, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The

46

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
FSA Advisor	1.52%
ICAP II Variable Annuity	1.40%
Polaris	1.52%
Polaris Advantage	1.65% or 1.90%
Polaris Advantage II	1.30%, 1.55%, 1.90% or 2.15%
Polaris Choice	1.52% or 1.72%
Polaris Choice III	1.52% or 1.77%
Polaris Choice IV	1.65% or 1.90%
Polaris II	1.52%
Polaris II A-Class Platinum Series	0.85%
Polaris Platinum III	1.15%, 1.30%, 1.55%, 1.70% or 1.95%
Polaris Platinum O-Series	0.95% or 1.20%
Polaris Preferred Solution	1.00%, 1.15%, 1.40%, 1.55%, or 1.80%
Polaris Retirement Protector	1.30%, 1.55% or 1.80%
Polaris Select Investor	1.10%, 1.35%, 1.40% or 1.70%
Vista Capital Advantage	1.40%
WM Diversified Strategies III	1.55% or 1.70%

*	The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $50 for certain contracts. No contract maintenance charge is assessed under the FSA Advisor contract.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 5 percent is assessed on amount withdrawn in excess of free withdrawals for the ICAP II variable annuity and the maximum withdrawal charge of 6% is assessed on amounts withdrawn in excess of free withdrawal amounts for the Vista Capital Advantage variable annuity. For all other products, the maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the FSA Advisor variable annuity.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

47

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dependingon the contract provisions, a transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Based Charge: For certain products, an up-front sales charge is applied against the gross purchase payments made on the contract. The sales charge is calculated as a percentage of the gross purchase payment invested, depending on the investment amount and the year of receipt, and is deducted from the contract value on a quarterly basis over a period of seven years. The premium based charge is paid to the Company by redemption of units outstanding and included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The premium based charge ranges from 1.25 percent to 5 percent and is assessed on the Polaris Platinum O-Series contract.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

Annuity Charge: There may be an annuity charge in the event that the contract is switched to the payout phase. Option 1 for payouts provides a life income with installments guaranteed, Option 2 provides a joint and survivor life payout, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If Option 3 is elected, an annuity charge equal to the withdrawal charge if the contract were surrendered may apply. No annuity charged will be assessed if Option 3 is elected by a beneficiary under the death benefit. The annuity charge is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Capital Protector Fee: This optional feature provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the waiting period. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fee for the Capital Protector Program ranges from 0.25 percent to 0.65 percent. This optional feature is offered under FSA Polaris Advantage, FSA Polaris Choice, FSA Polaris Choice III, FSA Polaris II, FSA Polaris Preferred Solution, and FSA WM Diversified Strategies III contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

•	MarketLock, MarketLock for Two and Income Rewards

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

•	MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

48

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Income Rewards: This optional feature provides a guaranteed withdrawal stream during an applicable period of time.

The annual fee is calculated as a percentage of the benefit base and deducted quarterly from the contract value. The benefit base is equal to purchase payments received during the first 90 days, adjusted for withdrawals, before the benefit availability date (the availability date is up to the first 10 contract years, based on election). After the benefit availability date, the benefit base is increased by up to 50 percent of premiums received during the first 90 days, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

Optional Features	Products Offered	Annual Fees
MarketLock	Polaris Advantage	0.50% to 0.65%
Polaris Choice
Polaris Choice III
Polaris II
Polaris II A-Class Platinum Series
Polaris Preferred Solution
WM Diversified Strategies III
MarketLock for Two	Polaris Choice	0.40% prior to the first withdrawal
	Polaris Choice III	0.80% after the first withdrawal
Polaris II
Polaris Preferred Solution
WM Diversified Strategies III
Income Rewards	Polaris Choice	0.65% in years zero to seven
	Polaris Choice III	0.45% in years eight to ten
Polaris II
Polaris Preferred Solution
WM Diversified Strategies III
MarketLock for Life	Polaris Advantage	0.70% for one covered person
	Polaris Choice III	0.95% for two covered persons
Polaris Choice IV
Polaris II
Polaris II A-Class Platinum Series
Polaris Platinum III
Polaris Preferred Solution
MarketLock for Life Plus	FSA Polaris Advantage	0.65% to 0.95% for one covered person
	FSA Polaris Choice III	0.90% to 1.25% for two covered persons
FSA Polaris II
FSA Polaris II A-Class Platinum Series
FSA Polaris Platinum III
FSA Polaris Preferred Solution
MarketLock Income Plus	Polaris Advantage	0.85% to 1.10% for one covered person
	Polaris Choice III	1.10% to 1.35% for two covered persons
Polaris II
Polaris II A-Class Platinum Series
Polaris Platinum III
Polaris Preferred Solution

49

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Polaris Income Plus, Polaris Income Builder, Polaris Income Plus Daily, Polaris Income Builder Daily, Polaris Income Plus Flex, Polaris Income Plus Daily Flex and Polaris Income Builder Daily Flex Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the applicable time period, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value. The fee may change after the first year based on an index of market volatility. The annual fee included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

Optional Features	Products Offered	Annual Fees
Polaris Income Plus	Polaris Advantage	0.60% to 2.20% for one covered person
	Polaris Advantage II	0.60% to 2.70% for two covered persons
Polaris Choice III
Polaris Choice IV
Polaris Platinum III
Polaris Platinum O-Series
Polaris Preferred Solution
Polaris Retirement Protector
Polaris Income Builder	Polaris Advantage	0.60% to 2.20% for one covered person
	Polaris Advantage II	0.60% to 2.70% for two covered persons
Polaris Choice III
Polaris Choice IV
Polaris Platinum III
Polaris Preferred Solution
Polaris Income Plus Daily	Polaris Platinum III	0.60% to 2.50% for one covered person
	Polaris Preferred Solution	0.60% to 2.50% for two covered persons
Polaris Income Builder Daily	Polaris Platinum O-Series	0.60% to 2.50% for one covered person
0.60% to 2.50% for two covered persons
Polaris Income Plus Flex	Polaris Platinum III	0.60% to 2.50% for one covered person
	Polaris Preferred Solution	0.60% to 2.50% for two covered persons
Polaris Income Plus Daily Flex	Polaris Platinum III	0.60% to 2.50% for one covered person
	Polaris Preferred Solution	0.60% to 2.50% for two covered persons
Polaris Income Builder Daily Flex	Polaris Platinum O-Series	0.60% to 2.50% for one covered person
0.60% to 2.50% for two covered persons

50

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Funds IS Asset Allocation Fund Class 2	$78,144	$100,386
American Funds IS Asset Allocation Fund Class 4	114,163	6,574
American Funds IS Bond Fund Class 4	192,976	76,019
American Funds IS Capital Income Builder Class 4	18,981	4,361
American Funds IS Capital World Bond Fund Class 4	859	73,089
American Funds IS Global Growth Fund Class 2	405,598	1,135,054
American Funds IS Global Growth Fund Class 4	10,829	7,662
American Funds IS Global Small Capitalization Fund Class 4	4,696	265
American Funds IS Growth Fund Class 2	375,598	1,410,465
American Funds IS Growth Fund Class 4	16,991	109,890
American Funds IS Growth-Income Fund Class 2	459,726	1,191,331
American Funds IS Growth-Income Fund Class 4	20,950	7,443
AST SA BlackRock Multi-Asset Income Portfolio Class 1	-	123,877
AST SA BlackRock Multi-Asset Income Portfolio Class 3	25,431	5,165,312
AST SA PGI Asset Allocation Portfolio Class 1	144,854	322,300
AST SA PGI Asset Allocation Portfolio Class 3	560,499	358,396
AST SA Wellington Capital Appreciation Portfolio Class 1	1,756,691	1,269,342
AST SA Wellington Capital Appreciation Portfolio Class 3	10,755,267	9,370,237
AST SA Wellington Government and Quality Bond Portfolio Class 1	123,868	416,898
AST SA Wellington Government and Quality Bond Portfolio Class 3	11,392,340	9,418,092
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	4,310	4,034
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,900,780	374,077
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	4,541	2,318
BlackRock Global Allocation V.I. Fund Class III	8,794	4,274
Columbia VP Income Opportunities Fund Class 1	13,101	4,733
Columbia VP Large Cap Growth Fund Class 1	1,770	79,995
Columbia VP Limited Duration Credit Fund Class 2	4,033	2,255
FTVIP Franklin Allocation VIP Fund Class 2	1,514,936	452,326
FTVIP Franklin Income VIP Fund Class 2	2,415,480	1,495,041
FTVIP Franklin Rising Dividends VIP Fund Class 2	11,315	139,960
FTVIP Franklin Strategic Income VIP Fund Class 2	12,440	3,937
FTVIP Templeton Global Bond VIP Fund Class 2	125	28
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	691	428
Goldman Sachs VIT Government Money Market Fund Institutional Shares	76,724	1,010
Goldman Sachs VIT Government Money Market Fund Service Shares	56,946,105	37,647,116
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	4,336	13,983
Invesco V.I. American Franchise Fund Series II	1,960,225	1,217,191
Invesco V.I. Balanced-Risk Allocation Fund Series II	35,727	199,678
Invesco V.I. Comstock Fund Series II	2,749,841	2,970,163
Invesco V.I. Equity and Income Fund Series II	1,862	410
Invesco V.I. Growth and Income Fund Series II	3,657,736	3,983,071
Lord Abbett Bond Debenture Portfolio Class VC	90,330	55,821
Lord Abbett Developing Growth Portfolio Class VC	86,229	2,448
Lord Abbett Fundamental Equity Portfolio Class VC	662	499
Lord Abbett Growth and Income Portfolio Class VC	1,008,254	1,255,327
Lord Abbett Mid Cap Stock Portfolio Class VC	8,103	29,051
Lord Abbett Short Duration Income Portfolio Class VC	24,808	55,053
Lord Abbett Total Return Portfolio Class VC	-	73,345
Morgan Stanley VIF Global Infrastructure Portfolio Class II	5,257	10,659
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	3,702	12,028

51

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
PIMCO All Asset Portfolio Advisor Class	$629	$181
PIMCO Dynamic Bond Portfolio Advisor Class	2,740	9,035
PIMCO Emerging Markets Bond Portfolio Advisor Class	185,710	4,112
PIMCO Total Return Portfolio Advisor Class	5,426,308	305,175
PVC Core Plus Bond Account Class 1	872	4,115
PVC Diversified International Account Class 1	422	6,086
PVC Equity Income Account Class 2	12,631	81,693
PVC Government & High Quality Bond Account Class 1	16	12
PVC Large Cap Growth Account I Class 1	241	279
PVC MidCap Account Class 2	97,192	31,272
PVC Principal Capital Appreciation Account Class 2	11,443	17,661
PVC SAM Balanced Portfolio Class 2	287,169	826,865
PVC SAM Conservative Balanced Portfolio Class 2	1,126	5,510
PVC SAM Conservative Growth Portfolio Class 2	19,282	111,848
PVC SAM Flexible Income Portfolio Class 2	6,958	9,603
PVC SAM Strategic Growth Portfolio Class 2	13,403	5,548
PVC Short-Term Income Account Class 1	2,639	1,610
PVC SmallCap Account Class 2	507	200
SST SA Allocation Balanced Portfolio Class 3	2,569,172	2,816,190
SST SA Allocation Growth Portfolio Class 3	3,950,804	1,208,707
SST SA Allocation Moderate Growth Portfolio Class 3	4,068,604	1,827,864
SST SA Allocation Moderate Portfolio Class 3	1,401,911	4,599,396
SST SA Columbia Focused Value Portfolio Class 3	-	49
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	28,614	24,700
SST SA Multi-Managed International Equity Portfolio Class 3	1,329	1,858
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	128	9,930
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	-	69
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	-	44
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	1,213,137	772,655
SST SA Wellington Real Return Portfolio Class 3	3,895,318	4,646,930
SAST SA AB Growth Portfolio Class 1	1,979,365	1,875,359
SAST SA AB Growth Portfolio Class 3	7,065,699	5,172,379
SAST SA AB Small & Mid Cap Value Portfolio Class 3	3,821,639	4,850,889
SAST SA American Funds Asset Allocation Portfolio Class 3	15,518,233	5,135,894
SAST SA American Funds Global Growth Portfolio Class 3	2,674,527	4,516,449
SAST SA American Funds Growth Portfolio Class 3	7,153,942	6,280,376
SAST SA American Funds Growth-Income Portfolio Class 3	4,917,853	2,673,190
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	17,474,642	20,599,904
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	518,071	1,535
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	7,903,639	8,891,201
SAST SA Columbia Technology Portfolio Class 1	115,268	81,486
SAST SA Columbia Technology Portfolio Class 3	3,155,608	1,536,817
SAST SA DFA Ultra Short Bond Portfolio Class 1	95,185	204,481
SAST SA DFA Ultra Short Bond Portfolio Class 3	9,352,739	6,678,847
SAST SA Dogs of Wall Street Portfolio Class 1	219,070	127,597
SAST SA Dogs of Wall Street Portfolio Class 3	4,487,715	1,890,678
SAST SA Emerging Markets Equity Index Portfolio Class 3	242,519	52,212
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	132,206	235,084
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	12,443,692	8,026,790
SAST SA Fidelity Institutional AM® International Growth Class 3	242,979	7,384
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	52,649	26,766
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	1,646,849	1,248,880
SAST SA Fixed Income Index Portfolio Class 3	4,011,665	683,615
SAST SA Fixed Income Intermediate Index Portfolio Class 3	2,484,806	1,176,797
SAST SA Franklin Small Company Value Portfolio Class 3	2,537,146	2,222,487
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	150,518	19,058

52

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Global Index Allocation 60/40 Portfolio Class 3	$3,796,258	$582,836
SAST SA Global Index Allocation 75/25 Portfolio Class 3	2,462,905	253,409
SAST SA Global Index Allocation 90/10 Portfolio Class 3	2,269,652	1,653,473
SAST SA Goldman Sachs Global Bond Portfolio Class 1	54,031	134,292
SAST SA Goldman Sachs Global Bond Portfolio Class 3	4,342,175	5,094,360
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,057,402	192,222
SAST SA Index Allocation 60/40 Portfolio Class 3	3,677,706	1,621,669
SAST SA Index Allocation 80/20 Portfolio Class 3	11,581,044	3,025,542
SAST SA Index Allocation 90/10 Portfolio Class 3	16,959,040	10,004,336
SAST SA International Index Portfolio Class 3	210,370	39,740
SAST SA Invesco Growth Opportunities Portfolio Class 1	52,074	49,225
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,541,134	3,073,144
SAST SA Invesco Main Street Large Cap Portfolio Class 1	162,520	219,235
SAST SA Invesco Main Street Large Cap Portfolio Class 3	1,527,536	937,110
SAST SA Invesco VCP Equity-Income Portfolio Class 3	23,578,116	20,985,019
SAST SA Janus Focused Growth Portfolio Class 1	83,418	189,927
SAST SA Janus Focused Growth Portfolio Class 3	1,934,534	2,163,246
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	129,954	284,557
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	2,369,497	2,981,701
SAST SA JPMorgan Emerging Markets Portfolio Class 1	74,619	75,046
SAST SA JPMorgan Emerging Markets Portfolio Class 3	910,338	1,318,355
SAST SA JPMorgan Equity-Income Portfolio Class 1	626,335	604,417
SAST SA JPMorgan Equity-Income Portfolio Class 3	3,264,812	1,768,564
SAST SA JPMorgan Global Equities Portfolio Class 1	64,132	137,211
SAST SA JPMorgan Global Equities Portfolio Class 3	461,249	299,892
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	63,474	174,512
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	14,564,023	10,863,795
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	402,087	251,168
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	3,916,301	3,388,230
SAST SA Large Cap Growth Index Portfolio Class 3	685,790	159,143
SAST SA Large Cap Index Portfolio Class 3	1,191,014	520,281
SAST SA Large Cap Value Index Portfolio Class 3	1,009,984	162,350
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	1,071,372	1,188,532
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	3,819,448	2,545,048
SAST SA Legg Mason Tactical Opportunities Class 3	1,262,974	500,874
SAST SA MFS Blue Chip Growth Portfolio Class 1	130,388	183,005
SAST SA MFS Blue Chip Growth Portfolio Class 3	2,542,017	2,309,652
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	367,097	351,882
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	2,395,984	2,648,602
SAST SA MFS Total Return Portfolio Class 1	285,242	394,210
SAST SA MFS Total Return Portfolio Class 3	1,771,341	1,424,069
SAST SA Mid Cap Index Portfolio Class 3	1,040,367	239,878
SAST SA Morgan Stanley International Equities Portfolio Class 1	81,957	134,116
SAST SA Morgan Stanley International Equities Portfolio Class 3	762,477	1,264,109
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	14,401,979	17,139,953
SAST SA PineBridge High-Yield Bond Portfolio Class 1	82,391	301,746
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,331,386	1,063,685
SAST SA Putnam International Growth and Income Portfolio Class 1	74,880	110,218
SAST SA Putnam International Growth and Income Portfolio Class 3	706,088	889,599
SAST SA Schroders VCP Global Allocation Portfolio Class 3	6,211,574	7,165,092
SAST SA Small Cap Index Portfolio Class 3	1,054,464	562,871
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	6,825,780	2,393,956
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	19,706,782	17,406,556
SAST SA Templeton Foreign Value Portfolio Class 3	2,862,894	2,453,884
SAST SA VCP Dynamic Allocation Portfolio Class 3	111,471,798	160,164,853

53

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA VCP Dynamic Strategy Portfolio Class 3	$50,742,643	$74,191,951
SAST SA VCP Index Allocation Portfolio Class 3	15,636,959	3,282,901
SAST SA WellsCap Aggressive Growth Portfolio Class 1	174,930	211,253
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,432,398	1,215,005
VALIC Company I International Equities Index Fund	11,552	3,087
VALIC Company I Mid Cap Index Fund	108,945	102,002
VALIC Company I Nasdaq-100 Index Fund	7,655	40,780
VALIC Company I Small Cap Index Fund	47,931	46,497
VALIC Company I Stock Index Fund	125,119	123,059

54

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2020, follows:

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	44,978	37.54	39.62	1,779,901	1.58	0.85	1.20	11.12	11.51
American Funds IS Asset Allocation Fund Class 4	34,321	15.15	15.36	521,609	1.36	0.95	1.20	10.82	11.10
American Funds IS Bond Fund Class 4	20,245		11.62	235,203	0.56		1.20		8.08
American Funds IS Capital Income Builder Class 4	14,304	11.67	12.11	169,490	2.42	1.10	1.40	2.67	2.98
American Funds IS Capital World Bond Fund Class 4	2,886		11.36	32,776	0.48		1.20		8.31
American Funds IS Global Growth Fund Class 2	89,192	63.89	74.86	6,154,200	0.33	0.85	1.72	28.24	29.36
American Funds IS Global Growth Fund Class 4	20,768	18.94	19.21	393,634	0.15	0.95	1.20	28.61	28.94
American Funds IS Global Small Capitalization Fund Class 4	487		16.82	8,193	0.04		1.20		27.85
American Funds IS Growth Fund Class 2	95,481	77.75	91.11	7,842,503	0.29	0.85	1.72	49.49	50.79
American Funds IS Growth Fund Class 4	8,542	25.52	25.88	218,052	0.23	0.95	1.20	49.91	50.28
American Funds IS Growth-Income Fund Class 2	149,495	45.04	52.81	7,216,176	1.23	0.85	1.72	11.61	12.58
American Funds IS Growth-Income Fund Class 4	32,586	17.13	17.37	562,218	1.10	0.95	1.20	11.90	12.18
AST SA BlackRock Multi-Asset Income Portfolio Class 1	-		56.72	-	0.00		1.40		-0.11
AST SA BlackRock Multi-Asset Income Portfolio Class 3	-	11.47	12.38	-	0.00	1.10	1.55	-0.13	-0.09
AST SA PGI Asset Allocation Portfolio Class 1	47,718		53.26	2,541,597	2.38		1.52		8.24
AST SA PGI Asset Allocation Portfolio Class 3	134,989	20.39	30.77	3,864,633	2.13	0.85	1.90	7.58	8.72
AST SA Wellington Capital Appreciation Portfolio Class 1	58,931	256.01	531.25	15,625,739	0.00	1.40	1.52	62.05	62.25
AST SA Wellington Capital Appreciation Portfolio Class 3	405,005	56.91	87.79	35,100,591	0.00	0.85	2.15	60.63	62.73
AST SA Wellington Government and Quality Bond Portfolio Class 1	74,281	23.68	55.69	1,819,190	1.92	1.40	1.52	5.49	5.62
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,329,080	12.33	19.75	35,860,833	1.77	0.85	2.15	4.60	5.97
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,393		84.25	201,649	1.04		1.40		16.48
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	421,161	13.95	14.19	5,933,008	1.01	1.15	1.55	15.99	16.45
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	6,460	13.88	14.50	92,086	1.38	1.10	1.40	12.76	13.10
BlackRock Global Allocation V.I. Fund Class III	8,112	13.69	14.25	113,417	1.22	1.10	1.40	19.03	19.39
Columbia VP Income Opportunities Fund Class 1	3,702	28.26	29.67	107,142	4.52	1.52	1.77	4.04	4.30
Columbia VP Large Cap Growth Fund Class 1	20,344	21.92	22.18	450,493	0.00	1.52	1.77	32.37	32.70
Columbia VP Limited Duration Credit Fund Class 2	1,854		10.95	20,302	2.25		1.10		4.42
FTVIP Franklin Allocation VIP Fund Class 2	242,404	15.67	17.28	4,018,713	1.41	1.15	1.90	9.64	10.47
FTVIP Franklin Income VIP Fund Class 2	927,896	15.20	17.45	15,056,274	5.28	0.85	1.90	-1.20	-0.16
FTVIP Franklin Rising Dividends VIP Fund Class 2	816	17.72	17.97	14,520	1.97	0.95	1.20	14.59	14.87
FTVIP Franklin Strategic Income VIP Fund Class 2	8,011	10.59	10.94	87,294	4.56	1.10	1.40	1.99	2.30
FTVIP Templeton Global Bond VIP Fund Class 2	157		9.14	1,432	8.41		1.20		-6.41
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	3,504		11.81	41,372	0.27		1.10		2.97
Goldman Sachs VIT Government Money Market Fund Institutional Shares	7,647		9.90	75,714	0.30		1.40		-0.98
Goldman Sachs VIT Government Money Market Fund Service Shares	2,623,759	9.54	9.90	25,610,849	0.23	1.10	1.90	-1.62	-0.83
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	5,642	9.55	9.91	54,219	1.54	1.10	1.40	5.10	5.41
Invesco V.I. American Franchise Fund Series II	68,113	39.21	42.46	2,792,700	0.00	0.85	1.90	39.33	40.80
Invesco V.I. Balanced-Risk Allocation Fund Series II	2,832		13.14	37,219	13.27		1.10		8.79
Invesco V.I. Comstock Fund Series II	605,808	18.24	29.12	13,232,241	2.04	0.85	2.15	-3.19	-1.93
Invesco V.I. Equity and Income Fund Series II	2,300		13.47	30,975	2.03		1.20		8.34
Invesco V.I. Growth and Income Fund Series II	882,296	18.75	32.68	20,883,286	1.86	0.85	2.15	-0.32	0.99
Lord Abbett Bond Debenture Portfolio Class VC	13,228	12.65	12.83	167,398	3.58	0.95	1.20	6.02	6.29
Lord Abbett Developing Growth Portfolio Class VC	10,245	24.53	24.88	251,390	0.00	0.95	1.20	70.54	70.97
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		13.84	51,683	1.14		1.10		0.66
Lord Abbett Growth and Income Portfolio Class VC	409,829	16.68	26.55	8,433,101	1.55	0.85	2.15	0.51	1.83
Lord Abbett Mid Cap Stock Portfolio Class VC	3,981	25.86	27.32	107,912	0.92	0.85	1.20	1.27	1.63
Lord Abbett Short Duration Income Portfolio Class VC	35,015	10.44	10.85	375,108	2.55	1.10	1.70	1.39	2.00
Lord Abbett Total Return Portfolio Class VC	-		11.09	-	0.00		0.95		1.41
Morgan Stanley VIF Global Infrastructure Portfolio Class II	6,431	11.18	12.25	74,841	1.41	1.10	1.70	-3.10	-2.51
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	3,177		10.75	34,159	0.90		1.40		6.75
PIMCO All Asset Portfolio Advisor Class	1,197		12.05	14,416	4.50		1.40		6.41
PIMCO Dynamic Bond Portfolio Advisor Class	2,081		10.95	22,791	2.86		1.40		3.25
PIMCO Emerging Markets Bond Portfolio Advisor Class	21,837	10.75	12.64	241,225	4.32	1.10	1.55	4.96	5.43
PIMCO Total Return Portfolio Advisor Class	552,530	10.53	10.73	5,902,113	1.55	1.15	1.80	6.60	7.30
PVC Core Plus Bond Account Class 1	2,156	11.08	11.10	23,878	3.51	1.55	1.70	7.71	7.87
PVC Diversified International Account Class 1	1,641	9.55	9.86	16,025	2.33	1.55	1.70	14.21	14.38
PVC Equity Income Account Class 2	11,633	22.63	23.29	268,688	1.55	1.55	1.70	4.36	4.51
PVC Government & High Quality Bond Account Class 1	73	8.29	8.52	608	2.64	1.55	1.70	1.13	1.28
PVC Large Cap Growth Account I Class 1	323		15.31	4,942	0.02		1.55		34.11
PVC MidCap Account Class 2	30,284	36.20	37.13	1,099,256	0.46	1.55	1.70	16.08	16.25
PVC Principal Capital Appreciation Account Class 2	5,454	35.04	36.05	193,242	0.99	1.55	1.70	16.44	16.62
PVC SAM Balanced Portfolio Class 2	303,876	18.57	19.51	5,736,578	1.88	1.52	1.77	9.01	9.28
PVC SAM Conservative Balanced Portfolio Class 2	2,392	12.39	12.73	29,643	1.94	1.55	1.70	7.41	7.57
PVC SAM Conservative Growth Portfolio Class 2	28,447	20.84	21.75	616,026	1.51	1.55	1.77	10.71	10.95

55

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC SAM Flexible Income Portfolio Class 2	7,185	13.27	13.64	95,885	2.51	1.55	1.70	5.22	5.38
PVC SAM Strategic Growth Portfolio Class 2	15,538	24.15	24.85	384,997	1.45	1.55	1.70	13.19	13.36
PVC Short-Term Income Account Class 1	3,633	7.53	7.74	28,074	2.09	1.55	1.70	1.62	1.77
PVC SmallCap Account Class 2	484		17.57	8,504	0.23		1.55		20.00
SST SA Allocation Balanced Portfolio Class 3	847,726	17.50	19.40	15,817,921	1.13	1.15	1.90	9.71	10.54
SST SA Allocation Growth Portfolio Class 3	667,052	14.17	20.33	14,824,816	0.00	1.00	1.95	13.88	14.96
SST SA Allocation Moderate Growth Portfolio Class 3	1,001,504	13.65	19.01	20,120,852	0.00	1.00	1.90	12.56	13.58
SST SA Allocation Moderate Portfolio Class 3	810,101	12.72	18.13	15,969,530	0.00	0.95	2.15	11.22	12.57
SST SA Columbia Focused Value Portfolio Class 3	332		16.09	5,342	0.00		1.10		6.17
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	15,245	11.39	11.69	176,826	0.00	1.10	1.40	6.08	6.40
SST SA Multi-Managed International Equity Portfolio Class 3	2,988	12.73	12.78	38,131	0.00	1.10	1.40	9.75	10.08
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	2,687	23.86	25.49	66,740	0.00	1.10	1.40	46.39	46.83
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		24.28	8,180	0.00		1.10		41.54
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		14.01	4,720	0.00		1.10		4.29
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	399,898	14.39	14.64	5,818,731	0.00	1.15	1.55	12.02	12.47
SST SA Wellington Real Return Portfolio Class 3	1,730,326	11.40	13.29	21,270,316	0.00	0.85	2.15	4.51	5.88
SAST SA AB Growth Portfolio Class 1	201,272	15.90	142.95	22,797,952	0.00	1.40	1.52	33.57	33.73
SAST SA AB Growth Portfolio Class 3	411,806	37.42	42.08	28,533,132	0.00	0.85	1.90	32.74	34.14
SAST SA AB Small & Mid Cap Value Portfolio Class 3	756,968	21.94	24.54	21,013,601	0.52	0.85	2.15	1.77	3.10
SAST SA American Funds Asset Allocation Portfolio Class 3	4,308,395	17.58	20.72	96,573,182	0.00	1.00	1.90	10.03	11.02
SAST SA American Funds Global Growth Portfolio Class 3	641,027	24.01	29.37	20,281,926	0.05	1.10	2.15	27.32	28.67
SAST SA American Funds Growth Portfolio Class 3	627,091	33.13	37.66	25,562,586	0.75	1.10	2.15	48.49	50.06
SAST SA American Funds Growth-Income Portfolio Class 3	697,255	22.50	24.40	18,181,934	1.55	1.00	2.15	10.84	12.12
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,590,639	12.81	15.49	207,839,413	0.00	1.00	2.15	6.99	8.23
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	49,798	10.64	10.65	530,109	0.31	1.15	1.55	6.37	6.47
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,524,117	12.20	12.82	82,772,732	0.04	1.15	2.15	3.26	4.30
SAST SA Columbia Technology Portfolio Class 1	54,900		12.15	667,272	0.45		1.52		43.54
SAST SA Columbia Technology Portfolio Class 3	274,076	12.59	49.52	8,257,899	0.38	0.85	1.90	42.79	44.30
SAST SA DFA Ultra Short Bond Portfolio Class 1	90,861	11.81	12.06	1,073,719	1.53	1.40	1.52	-1.30	-1.19
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,751,062	7.94	10.77	16,213,219	1.67	0.85	2.15	-2.02	-0.73
SAST SA Dogs of Wall Street Portfolio Class 1	24,516		39.59	970,638	2.12		1.52		5.88
SAST SA Dogs of Wall Street Portfolio Class 3	357,373	29.98	49.70	11,470,964	2.09	0.85	2.15	4.94	6.31
SAST SA Emerging Markets Equity Index Portfolio Class 3	32,996	11.41	11.53	377,837	2.43	1.15	1.55	15.08	15.54
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	54,588		36.37	1,985,228	3.81		1.52		7.38
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,415,702	18.57	31.68	53,154,106	3.70	0.85	2.15	6.44	7.84
SAST SA Fidelity Institutional AM® International Growth Class 3	25,484	13.32	13.41	341,021	0.25	1.15	1.55	20.47	20.95
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	17,896		41.85	749,051	1.82		1.52		-2.60
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	458,517	13.20	53.75	9,370,945	1.57	0.85	2.15	-3.48	-2.21
SAST SA Fixed Income Index Portfolio Class 3	557,672	11.08	11.70	6,273,895	2.58	0.95	1.80	6.50	7.40
SAST SA Fixed Income Intermediate Index Portfolio Class 3	319,914	10.56	10.79	3,432,385	1.99	1.15	1.80	4.00	4.67
SAST SA Franklin Small Company Value Portfolio Class 3	484,768	19.68	21.52	9,980,694	0.96	0.85	2.15	2.74	4.08
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	15,545	11.69	11.74	182,179	2.18	1.15	1.55	8.04	8.47
SAST SA Global Index Allocation 60/40 Portfolio Class 3	645,573	11.87	12.06	7,721,094	1.83	0.95	1.55	9.75	10.41
SAST SA Global Index Allocation 75/25 Portfolio Class 3	447,920	11.96	12.14	5,399,042	1.61	1.00	1.55	10.49	11.10
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,223,509	11.95	12.12	14,724,305	0.00	1.00	1.55	10.43	11.04
SAST SA Goldman Sachs Global Bond Portfolio Class 1	31,562		25.32	799,114	0.60		1.52		10.15
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,608,268	12.73	19.97	23,533,683	0.38	0.85	2.15	9.18	10.61
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	320,993	11.87	12.03	3,836,677	0.17	1.15	1.55	9.52	9.96
SAST SA Index Allocation 60/40 Portfolio Class 3	1,654,579	12.71	13.43	22,544,168	1.33	0.95	1.70	11.57	12.41
SAST SA Index Allocation 80/20 Portfolio Class 3	3,780,041	14.19	14.50	54,169,358	0.00	1.00	1.55	12.67	13.29
SAST SA Index Allocation 90/10 Portfolio Class 3	5,139,693	14.40	14.79	75,177,216	0.00	1.00	1.70	12.54	13.33
SAST SA International Index Portfolio Class 3	47,226	10.98	11.12	522,356	2.26	1.15	1.55	5.71	6.13
SAST SA Invesco Growth Opportunities Portfolio Class 1	16,785		21.26	356,874	0.00		1.52		53.48
SAST SA Invesco Growth Opportunities Portfolio Class 3	274,325	22.51	36.45	8,171,900	0.00	0.85	2.15	52.11	54.10
SAST SA Invesco Main Street Large Cap Portfolio Class 1	31,000		50.33	1,560,332	1.01		1.52		11.67
SAST SA Invesco Main Street Large Cap Portfolio Class 3	184,829	23.60	34.28	5,248,588	0.84	0.85	2.15	10.74	12.19
SAST SA Invesco VCP Equity-Income Portfolio Class 3	12,677,702	12.52	13.72	168,006,317	0.07	0.95	2.15	-3.25	-2.08
SAST SA Janus Focused Growth Portfolio Class 1	26,989		42.13	1,137,070	0.08		1.40		37.07
SAST SA Janus Focused Growth Portfolio Class 3	232,334	33.67	37.23	8,635,857	0.00	0.85	2.15	35.65	37.42
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	69,460		34.11	2,369,590	2.14		1.52		12.61
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	800,257	20.21	21.50	17,505,006	1.83	0.85	1.90	11.89	13.07
SAST SA JPMorgan Emerging Markets Portfolio Class 1	56,110		24.45	1,372,048	1.76		1.52		14.65
SAST SA JPMorgan Emerging Markets Portfolio Class 3	417,004	13.46	32.33	7,344,076	1.52	0.85	2.15	13.64	15.12
SAST SA JPMorgan Equity-Income Portfolio Class 1	82,443		72.08	5,942,864	1.89		1.52		1.66
SAST SA JPMorgan Equity-Income Portfolio Class 3	466,698	21.76	24.99	11,862,426	1.80	0.85	2.15	0.75	2.07
SAST SA JPMorgan Global Equities Portfolio Class 1	32,371		38.10	1,233,354	1.34		1.52		8.11
SAST SA JPMorgan Global Equities Portfolio Class 3	103,258	16.05	16.09	2,169,064	1.22	1.10	1.90	7.50	8.36
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	31,908		33.25	1,060,816	2.55		1.52		6.74
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,400,595	14.52	24.30	58,121,790	2.36	0.85	2.15	5.91	7.29
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	64,229		47.55	3,053,755	0.16		1.52		46.30
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	275,501	41.09	42.93	12,615,122	0.00	0.85	2.15	45.04	46.93
SAST SA Large Cap Growth Index Portfolio Class 3	71,603	15.99	16.16	1,151,586	1.16	1.15	1.55	30.16	30.68

56

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Large Cap Index Portfolio Class 3	177,163	14.62	14.81	2,611,453	1.45	1.15	1.55	15.92	16.38
SAST SA Large Cap Value Index Portfolio Class 3	128,312	11.93	12.06	1,540,402	2.55	1.15	1.55	-0.44	-0.04
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	168,833	75.47	77.03	12,759,225	1.87	1.40	1.52	-2.76	-2.64
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	643,916	18.85	32.00	19,906,382	1.72	0.85	2.15	-3.64	-2.37
SAST SA Legg Mason Tactical Opportunities Class 3	235,535	11.81	11.96	2,797,726	1.28	1.15	1.55	6.58	7.01
SAST SA MFS Blue Chip Growth Portfolio Class 1	35,545		20.07	713,515	0.50		1.52		28.71
SAST SA MFS Blue Chip Growth Portfolio Class 3	298,599	20.44	30.73	8,369,258	0.36	0.85	1.90	27.86	29.20
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	41,770		65.42	2,732,782	0.65		1.52		12.61
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	444,071	26.79	32.44	15,085,720	0.39	0.85	2.15	11.61	13.07
SAST SA MFS Total Return Portfolio Class 1	66,010	53.39	54.49	3,532,030	1.89	1.40	1.52	7.95	8.08
SAST SA MFS Total Return Portfolio Class 3	571,280	18.56	32.17	13,582,170	1.71	0.85	1.90	7.26	8.39
SAST SA Mid Cap Index Portfolio Class 3	114,830	12.42	12.58	1,438,423	1.44	1.15	1.55	11.16	11.60
SAST SA Morgan Stanley International Equities Portfolio Class 1	81,293		18.13	1,473,681	1.71		1.52		9.82
SAST SA Morgan Stanley International Equities Portfolio Class 3	454,366	12.20	12.95	6,900,903	1.44	0.85	2.15	8.94	10.37
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	8,634,249	12.69	14.07	128,674,939	0.44	1.00	2.15	6.35	7.58
SAST SA PineBridge High-Yield Bond Portfolio Class 1	35,173		37.51	1,319,459	5.38		1.52		6.44
SAST SA PineBridge High-Yield Bond Portfolio Class 3	367,161	16.58	28.36	7,424,375	5.57	0.85	2.15	5.54	6.92
SAST SA Putnam International Growth and Income Portfolio Class 1	84,774	17.91	18.28	1,522,934	2.14	1.40	1.52	2.18	2.31
SAST SA Putnam International Growth and Income Portfolio Class 3	394,207	9.64	15.23	5,517,833	1.98	0.85	1.90	1.51	2.59
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,189,846	12.27	12.74	65,409,203	0.12	1.15	1.90	-1.52	-0.78
SAST SA Small Cap Index Portfolio Class 3	117,249	12.65	12.82	1,496,185	0.80	1.15	1.55	17.24	17.71
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,674,529	13.36	13.39	22,729,812	0.63	0.95	1.70	15.07	15.94
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,143,080	14.17	15.04	149,542,353	0.09	0.95	2.15	6.55	7.83
SAST SA Templeton Foreign Value Portfolio Class 3	1,519,168	9.66	11.38	19,114,279	2.23	0.85	2.15	-5.45	-4.22
SAST SA VCP Dynamic Allocation Portfolio Class 3	55,212,480	16.23	18.06	955,646,677	1.08	0.95	2.15	10.69	12.03
SAST SA VCP Dynamic Strategy Portfolio Class 3	35,652,801	15.41	16.78	583,837,083	1.14	1.15	2.15	7.85	8.93
SAST SA VCP Index Allocation Portfolio Class 3	4,218,679	12.16	12.37	51,639,112	1.22	1.00	1.55	6.04	6.63
SAST SA WellsCap Aggressive Growth Portfolio Class 1	46,176		54.36	2,510,238	0.00		1.52		60.50
SAST SA WellsCap Aggressive Growth Portfolio Class 3	129,455	32.03	35.52	4,786,465	0.00	0.85	1.90	59.47	61.15
VALIC Company I International Equities Index Fund	14,656	12.48	12.50	183,135	2.36	1.10	1.40	5.89	6.20
VALIC Company I Mid Cap Index Fund	55,008	14.74	17.06	925,070	1.29	1.10	1.70	11.39	12.06
VALIC Company I Nasdaq-100 Index Fund	9,402	26.62	30.75	278,904	0.73	1.10	1.70	45.45	46.33
VALIC Company I Small Cap Index Fund	17,951	15.11	18.01	307,462	1.42	1.10	1.70	17.47	18.18
VALIC Company I Stock Index Fund	78,675	17.73	19.75	1,535,200	1.77	1.10	1.70	16.00	16.70

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	46,239	33.78	35.53	1,641,104	1.78	0.85	1.20	19.79	20.21
American Funds IS Asset Allocation Fund Class 4	27,176		13.67	371,599	1.92		1.20		19.48
American Funds IS Bond Fund Class 4	10,558	10.75	10.88	114,336	3.04	0.95	1.20	7.78	8.05
American Funds IS Capital Income Builder Class 4	13,217	11.37	11.76	152,210	2.68	1.10	1.40	15.98	16.33
American Funds IS Capital World Bond Fund Class 4	9,694	10.49	10.61	102,492	1.37	0.95	1.20	6.25	6.52
American Funds IS Global Growth Fund Class 2	103,594	49.82	57.87	5,545,604	1.12	0.85	1.72	32.97	34.13
American Funds IS Global Growth Fund Class 4	20,922	14.73	14.90	308,306	0.97	0.95	1.20	33.27	33.60
American Funds IS Global Small Capitalization Fund Class 4	147		13.16	1,935	0.00		1.20		29.68
American Funds IS Growth Fund Class 2	113,118	52.01	60.42	6,201,405	0.75	0.85	1.72	28.54	29.67
American Funds IS Growth Fund Class 4	12,293		17.03	209,310	0.71		1.20		28.88
American Funds IS Growth-Income Fund Class 2	171,558	40.36	46.91	7,369,116	1.67	0.85	1.72	23.99	25.07
American Funds IS Growth-Income Fund Class 4	32,587	15.31	15.49	501,790	1.65	0.95	1.20	24.35	24.66
AST SA BlackRock Multi-Asset Income Portfolio Class 1	2,180		56.79	123,774	0.00		1.40		12.27
AST SA BlackRock Multi-Asset Income Portfolio Class 3	409,843	11.48	12.40	5,139,547	0.00	1.10	1.55	11.74	12.24
AST SA PGI Asset Allocation Portfolio Class 1	53,212		49.21	2,618,462	2.79		1.52		18.68
AST SA PGI Asset Allocation Portfolio Class 3	132,127	18.95	28.30	3,508,113	2.63	0.85	1.90	17.95	19.19
AST SA Wellington Capital Appreciation Portfolio Class 1	62,478	157.98	327.43	10,198,832	0.00	1.40	1.52	29.19	29.34
AST SA Wellington Capital Appreciation Portfolio Class 3	404,739	35.43	53.95	23,105,080	0.00	0.85	2.15	28.06	29.73
AST SA Wellington Government and Quality Bond Portfolio Class 1	87,679	22.45	52.72	2,021,013	2.47	1.40	1.52	5.70	5.83
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,187,927	11.79	18.63	32,411,328	2.36	0.85	2.15	4.78	6.15
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	2,414		72.33	174,579	0.00		1.40		17.42
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	229,612	12.03	12.19	2,780,992	0.00	1.15	1.55	17.05	17.52
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	6,334	12.31	12.82	79,943	2.25	1.10	1.40	19.54	19.90
BlackRock Global Allocation V.I. Fund Class III	8,298	11.50	11.94	97,299	1.30	1.10	1.40	16.12	16.47
Columbia VP Income Opportunities Fund Class 1	3,524	27.16	28.45	97,843	4.77	1.52	1.77	14.43	14.71
Columbia VP Large Cap Growth Fund Class 1	24,436	16.56	16.71	407,820	0.00	1.52	1.77	33.52	33.85
Columbia VP Limited Duration Credit Fund Class 2	1,728		10.48	18,119	2.15		1.10		6.29
FTVIP Franklin Allocation VIP Fund Class 2	234,018	14.29	16.20	3,519,937	3.94	0.85	1.90	17.60	18.84
FTVIP Franklin Income VIP Fund Class 2	905,628	15.39	17.48	14,798,219	5.36	0.85	1.90	13.87	15.08
FTVIP Franklin Rising Dividends VIP Fund Class 2	8,667	15.46	15.64	134,202	1.85	0.95	1.20	27.69	28.01
FTVIP Franklin Strategic Income VIP Fund Class 2	7,518	10.39	10.69	80,091	4.92	1.10	1.40	6.55	6.87
FTVIP Templeton Global Bond VIP Fund Class 2	158		9.76	1,541	7.14		1.20		0.80

57

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	3,504		11.47	40,177	1.50		1.10		10.71
Goldman Sachs VIT Government Money Market Fund Service Shares	638,789	9.69	9.98	6,311,860	1.78	1.10	1.90	-0.04	0.76
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	6,690	9.08	9.40	61,063	2.55	1.10	1.40	7.09	7.42
Invesco V.I. American Franchise Fund Series II	56,671	28.14	30.16	1,629,994	0.00	0.85	1.90	33.86	35.27
Invesco V.I. Balanced-Risk Allocation Fund Series II	17,437		12.08	210,683	0.00		1.10		13.63
Invesco V.I. Comstock Fund Series II	615,579	18.85	29.69	13,788,202	1.67	0.85	2.15	22.28	23.88
Invesco V.I. Equity and Income Fund Series II	2,307		12.43	28,685	2.38		1.20		18.58
Invesco V.I. Growth and Income Fund Series II	885,350	18.81	32.36	20,941,476	1.54	0.85	2.15	22.19	23.79
Lord Abbett Bond Debenture Portfolio Class VC	10,953	11.93	12.07	131,340	4.42	0.95	1.20	12.00	12.28
Lord Abbett Developing Growth Portfolio Class VC	7,436		14.39	106,967	0.00		1.20		30.19
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		13.75	51,345	1.32		1.10		20.19
Lord Abbett Growth and Income Portfolio Class VC	415,347	16.60	26.07	8,517,940	1.60	0.85	2.15	19.89	21.46
Lord Abbett Mid Cap Stock Portfolio Class VC	4,832	25.54	26.88	129,224	0.71	0.85	1.20	21.18	21.60
Lord Abbett Short Duration Income Portfolio Class VC	38,467	10.30	10.64	404,451	4.47	1.10	1.70	3.28	3.91
Lord Abbett Total Return Portfolio Class VC	6,595		10.93	72,105	2.54		0.95		7.38
Morgan Stanley VIF Global Infrastructure Portfolio Class II	6,978	11.53	12.56	83,788	2.57	1.10	1.70	25.71	26.47
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	4,199		10.07	42,292	0.16		1.40		13.66
PIMCO All Asset Portfolio Advisor Class	1,197		11.32	13,548	2.85		1.40		10.19
PIMCO Dynamic Bond Portfolio Advisor Class	2,698		10.61	28,621	4.47		1.40		3.37
PIMCO Emerging Markets Bond Portfolio Advisor Class	4,580	11.99	12.28	51,557	3.96	1.10	1.40	13.05	13.39
PIMCO Total Return Portfolio Advisor Class	68,386	9.88	10.00	679,994	0.20	1.15	1.80	-1.23	-1.08
PVC Core Plus Bond Account Class 1	2,499	10.28	10.29	25,705	3.30	1.55	1.70	2.85	2.94
PVC Diversified International Account Class 1	2,363	8.36	8.62	20,133	1.16	1.55	1.70	20.46	20.64
PVC Equity Income Account Class 2	15,527	21.69	22.29	343,318	1.72	1.55	1.70	26.61	26.80
PVC Government & High Quality Bond Account Class 1	73	8.20	8.42	602	2.71	1.55	1.70	4.56	4.71
PVC Income Account Class 2	-	10.54	10.82	-	74.22	1.55	1.70	3.79	3.86
PVC Large Cap Growth Account I Class 1	340		11.42	3,881	0.05		1.55		14.16
PVC LargeCap Growth Account Class 2	-		14.38	-	0.00		1.55		14.79
PVC MidCap Account Class 2	30,781	31.19	31.94	962,439	0.05	1.55	1.70	40.32	40.53
PVC Principal Capital Appreciation Account Class 2	5,898	30.09	30.92	179,245	1.45	1.55	1.70	29.87	30.07
PVC SAM Balanced Portfolio Class 2	346,538	17.03	17.85	6,009,868	2.30	1.52	1.77	17.64	17.93
PVC SAM Conservative Balanced Portfolio Class 2	2,842	11.54	11.83	32,793	2.95	1.55	1.70	13.72	13.89
PVC SAM Conservative Growth Portfolio Class 2	34,276	18.82	19.60	667,955	1.77	1.55	1.77	21.51	21.78
PVC SAM Flexible Income Portfolio Class 2	7,607	12.61	12.95	96,560	3.16	1.55	1.70	11.07	11.23
PVC SAM Strategic Growth Portfolio Class 2	15,559	21.34	21.92	340,118	1.34	1.55	1.70	24.99	25.18
PVC Short-Term Income Account Class 1	3,524	7.41	7.61	26,759	3.37	1.55	1.70	2.95	3.10
PVC SmallCap Account Class 2	491		14.64	7,181	0.05		1.55		25.17
SST SA Allocation Balanced Portfolio Class 3	896,753	15.95	17.55	15,156,281	1.60	1.15	1.90	13.84	14.70
SST SA Allocation Growth Portfolio Class 3	520,854	12.32	17.85	10,049,625	0.01	1.00	1.95	21.12	22.28
SST SA Allocation Moderate Growth Portfolio Class 3	872,294	12.02	16.89	15,455,456	1.51	1.00	1.90	18.34	19.41
SST SA Allocation Moderate Portfolio Class 3	983,643	11.30	16.30	17,222,636	1.58	0.95	2.15	16.22	17.62
SST SA Columbia Focused Value Portfolio Class 3	332		15.15	5,032	0.46		1.10		25.06
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	14,842	10.73	10.99	161,928	2.93	1.10	1.40	7.81	8.13
SST SA Multi-Managed International Equity Portfolio Class 3	2,961	11.60	11.61	34,365	2.29	1.10	1.40	20.74	21.10
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	3,160	16.30	17.36	53,725	0.22	1.10	1.40	28.36	28.75
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		17.16	5,779	0.00		1.10		34.27
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	337		13.43	4,526	0.30		1.10		23.70
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	356,378	12.85	13.02	4,618,996	1.31	1.15	1.55	17.96	18.44
SST SA Wellington Real Return Portfolio Class 3	1,784,567	10.90	12.55	20,789,922	0.33	0.85	2.15	3.29	4.64
SAST SA AB Growth Portfolio Class 1	214,281	11.89	107.02	18,377,037	0.00	1.40	1.52	32.84	33.00
SAST SA AB Growth Portfolio Class 3	376,817	27.89	31.70	21,677,683	0.00	0.85	1.90	32.01	33.41
SAST SA AB Small & Mid Cap Value Portfolio Class 3	756,384	21.56	23.80	20,643,251	0.00	0.85	2.15	17.17	18.71
SAST SA American Funds Asset Allocation Portfolio Class 3	3,754,306	15.83	18.84	75,971,292	1.94	1.00	1.90	18.63	19.70
SAST SA American Funds Global Growth Portfolio Class 3	760,020	18.66	23.07	18,712,711	0.80	1.10	2.15	32.06	33.45
SAST SA American Funds Growth Portfolio Class 3	665,102	22.08	25.36	18,053,532	0.00	1.10	2.15	27.62	28.97
SAST SA American Funds Growth-Income Portfolio Class 3	694,728	20.07	22.02	15,946,487	0.00	1.00	2.15	23.08	24.50
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,695,850	11.84	14.47	194,206,405	0.27	1.00	2.15	15.97	17.31
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,658,013	11.82	12.29	81,155,574	0.83	1.15	2.15	13.23	14.36
SAST SA Columbia Technology Portfolio Class 1	57,015		8.47	482,777	0.00		1.52		53.30
SAST SA Columbia Technology Portfolio Class 3	264,512	8.65	34.68	4,668,643	0.00	0.95	1.90	52.18	53.63
SAST SA DFA Ultra Short Bond Portfolio Class 1	100,022	11.97	12.20	1,197,783	1.92	1.40	1.52	0.73	0.85
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,460,443	8.30	10.85	13,781,367	1.84	0.85	1.90	0.07	1.13
SAST SA Dogs of Wall Street Portfolio Class 1	25,251		37.39	944,184	2.47		1.52		22.90
SAST SA Dogs of Wall Street Portfolio Class 3	313,762	28.57	46.75	9,453,484	2.43	0.85	2.15	21.86	23.45
SAST SA Emerging Markets Equity Index Portfolio Class 3	12,908	9.91	9.98	128,286	0.00	1.15	1.55	16.56	17.03
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	59,797		33.87	2,025,249	5.30		1.52		13.14
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,294,983	17.45	29.38	47,382,219	5.04	0.85	2.15	12.16	13.62
SAST SA Fidelity Institutional AM® International Growth Class 3	6,024	11.08	11.09	66,745	0.30	1.15	1.30	10.76	10.87
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	18,156		42.97	780,176	2.02		1.52		24.31
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	452,291	13.67	54.97	9,600,751	1.99	0.85	2.15	23.28	24.90
SAST SA Fixed Income Index Portfolio Class 3	267,929	10.41	10.56	2,814,180	0.24	1.15	1.80	6.86	7.56
SAST SA Fixed Income Intermediate Index Portfolio Class 3	199,001	10.16	10.31	2,041,252	0.20	1.15	1.80	4.09	4.77

58

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Franklin Small Company Value Portfolio Class 3	469,845	19.15	20.68	9,326,380	0.70	0.85	2.15	23.50	25.11
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	2,030		10.82	21,968	0.32		1.30		8.22
SAST SA Global Index Allocation 60/40 Portfolio Class 3	355,651	10.82	10.89	3,863,315	0.00	1.15	1.55	16.06	16.52
SAST SA Global Index Allocation 75/25 Portfolio Class 3	248,357	10.83	10.93	2,702,965	0.00	1.00	1.55	18.53	19.18
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,139,009	10.82	10.92	12,379,747	0.00	1.00	1.55	21.11	21.77
SAST SA Goldman Sachs Global Bond Portfolio Class 1	34,670		22.99	796,888	0.00		1.52		5.25
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,662,122	11.66	18.05	22,035,852	0.00	0.85	2.15	4.34	5.71
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	240,774	10.84	10.94	2,622,236	2.38	1.15	1.55	16.99	17.46
SAST SA Index Allocation 60/40 Portfolio Class 3	1,516,011	12.04	12.23	18,448,775	0.00	1.15	1.70	17.55	18.20
SAST SA Index Allocation 80/20 Portfolio Class 3	3,008,962	12.59	12.80	38,181,261	0.00	1.00	1.55	21.75	22.42
SAST SA Index Allocation 90/10 Portfolio Class 3	4,553,839	12.79	13.05	58,915,342	0.00	1.00	1.70	23.42	24.28
SAST SA International Index Portfolio Class 3	29,639	10.38	10.48	309,198	0.07	1.15	1.55	18.99	19.47
SAST SA Invesco Growth Opportunities Portfolio Class 1	18,035		13.85	249,833	0.00		1.52		27.03
SAST SA Invesco Growth Opportunities Portfolio Class 3	380,506	14.61	23.97	7,221,979	0.00	0.85	2.15	25.96	27.60
SAST SA Invesco Main Street Large Cap Portfolio Class 1	34,137		45.07	1,538,669	1.24		1.52		29.93
SAST SA Invesco Main Street Large Cap Portfolio Class 3	168,601	21.32	30.55	4,365,562	1.03	0.85	2.15	28.78	30.46
SAST SA Invesco VCP Equity-Income Portfolio Class 3	12,456,024	12.93	14.01	169,170,895	1.50	0.95	2.15	14.47	15.85
SAST SA Janus Focused Growth Portfolio Class 1	31,220		30.74	959,625	0.00		1.40		34.32
SAST SA Janus Focused Growth Portfolio Class 3	252,860	24.82	27.09	6,902,953	0.00	0.85	2.15	33.06	34.80
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	76,633		30.29	2,321,507	2.19		1.52		17.18
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	857,270	18.06	19.01	16,745,656	2.16	0.85	1.90	16.49	17.71
SAST SA JPMorgan Emerging Markets Portfolio Class 1	56,119		21.33	1,196,929	2.91		1.52		19.31
SAST SA JPMorgan Emerging Markets Portfolio Class 3	440,549	11.84	28.08	6,821,332	2.78	0.85	2.15	18.23	19.78
SAST SA JPMorgan Equity-Income Portfolio Class 1	88,743		70.91	6,292,566	2.40		1.52		25.24
SAST SA JPMorgan Equity-Income Portfolio Class 3	426,960	21.59	24.48	10,759,629	2.31	0.85	2.15	24.14	25.76
SAST SA JPMorgan Global Equities Portfolio Class 1	35,201		35.24	1,240,545	2.26		1.52		18.08
SAST SA JPMorgan Global Equities Portfolio Class 3	92,657	14.81	14.96	1,862,787	2.05	1.10	1.90	17.32	18.27
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	35,678		31.15	1,111,240	2.95		1.52		7.82
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,206,094	13.71	22.65	51,820,188	2.75	0.85	2.15	6.72	8.11
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	67,158		32.50	2,182,482	0.00		1.52		37.47
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	297,130	27.97	29.60	9,256,489	0.00	0.85	2.15	36.29	38.07
SAST SA Large Cap Growth Index Portfolio Class 3	33,155	12.28	12.36	408,402	0.01	1.15	1.55	28.39	28.91
SAST SA Large Cap Index Portfolio Class 3	128,745	12.61	12.72	1,631,693	0.02	1.15	1.55	28.61	29.12
SAST SA Large Cap Value Index Portfolio Class 3	58,366	11.99	12.07	701,946	0.03	1.15	1.55	29.22	29.74
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	182,258	77.61	79.12	14,164,204	2.03	1.40	1.52	23.79	23.94
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	619,394	19.56	32.78	20,130,470	1.86	0.85	2.15	22.72	24.32
SAST SA Legg Mason Tactical Opportunities Class 3	162,633	11.08	11.18	1,809,556	1.67	1.15	1.55	16.47	16.94
SAST SA MFS Blue Chip Growth Portfolio Class 1	44,209		15.60	689,461	0.61		1.52		30.23
SAST SA MFS Blue Chip Growth Portfolio Class 3	319,918	15.82	24.03	6,837,180	0.36	0.85	1.90	29.39	30.75
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	45,435		58.10	2,639,689	0.89		1.52		29.81
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	482,194	24.01	28.69	14,680,834	0.64	0.85	2.15	28.70	30.39
SAST SA MFS Total Return Portfolio Class 1	70,480	49.46	50.42	3,492,997	2.25	1.40	1.52	18.54	18.69
SAST SA MFS Total Return Portfolio Class 3	562,337	17.31	29.68	12,686,615	2.29	0.85	1.90	17.80	19.04
SAST SA Mid Cap Index Portfolio Class 3	32,481	11.17	11.27	365,345	0.00	1.15	1.55	23.27	23.76
SAST SA Morgan Stanley International Equities Portfolio Class 1	86,169		16.51	1,422,397	2.54		1.52		18.81
SAST SA Morgan Stanley International Equities Portfolio Class 3	503,306	11.20	11.73	6,937,122	2.37	0.85	2.15	17.64	19.18
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	9,278,213	11.80	13.23	128,965,209	0.00	1.00	2.15	16.24	17.58
SAST SA PineBridge High-Yield Bond Portfolio Class 1	43,195		35.24	1,522,379	7.86		1.52		13.15
SAST SA PineBridge High-Yield Bond Portfolio Class 3	370,309	15.71	26.52	7,037,710	7.30	0.85	2.15	12.03	13.49
SAST SA Putnam International Growth and Income Portfolio Class 1	87,732	17.53	17.87	1,542,523	2.30	1.40	1.52	18.51	18.65
SAST SA Putnam International Growth and Income Portfolio Class 3	401,348	9.50	14.84	5,569,705	2.17	0.85	1.90	17.77	19.01
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,278,329	12.46	12.84	67,189,877	1.40	1.15	1.90	16.68	17.56
SAST SA Small Cap Index Portfolio Class 3	69,237	10.79	10.89	751,119	0.00	1.15	1.55	22.59	23.08
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,285,472	11.64	11.79	15,103,032	1.16	1.10	1.70	22.16	22.90
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	10,022,020	13.30	13.95	137,554,099	1.47	0.95	2.15	19.67	21.12
SAST SA Templeton Foreign Value Portfolio Class 3	1,481,499	10.21	11.88	19,554,534	0.08	0.85	2.15	9.52	10.95
SAST SA VCP Dynamic Allocation Portfolio Class 3	61,360,569	14.66	16.12	951,562,334	0.00	0.95	2.15	17.83	19.26
SAST SA VCP Dynamic Strategy Portfolio Class 3	38,675,868	14.29	15.40	582,680,338	0.00	1.15	2.15	16.87	18.04
SAST SA VCP Index Allocation Portfolio Class 3	3,158,875	11.46	11.60	36,380,075	0.08	1.00	1.55	21.10	21.77
SAST SA WellsCap Aggressive Growth Portfolio Class 1	49,418		33.87	1,673,845	0.00		1.52		37.15
SAST SA WellsCap Aggressive Growth Portfolio Class 3	122,386	20.09	22.04	2,868,572	0.00	0.85	1.90	36.32	37.76
VALIC Company I International Equities Index Fund	14,311	11.77	11.79	168,510	3.39	1.10	1.40	19.61	19.97
VALIC Company I Mid Cap Index Fund	58,317	13.23	15.22	874,905	1.40	1.10	1.70	23.59	24.34
VALIC Company I Nasdaq-100 Index Fund	10,895	18.30	21.01	222,259	0.41	1.10	1.70	36.33	37.15
VALIC Company I Small Cap Index Fund	20,182	12.87	15.24	291,029	1.04	1.10	1.70	23.04	23.78
VALIC Company I Stock Index Fund	83,882	15.28	16.92	1,400,171	1.47	1.10	1.70	28.88	29.66

59

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	63,083	28.20	29.56	1,862,877	1.63	0.85	1.20	-5.75	-5.42
American Funds IS Asset Allocation Fund Class 4	17,906		11.44	204,913	1.63		1.20		-5.97
American Funds IS Bond Fund Class 4	3,811		9.97	38,014	2.29		1.20		-2.07
American Funds IS Capital Income Builder Class 4	15,691	9.55	10.11	155,822	3.02	1.10	1.70	-8.82	-8.27
American Funds IS Capital World Bond Fund Class 4	2,910		9.87	28,722	1.96		1.20		-2.79
American Funds IS Global Growth Fund Class 2	122,767	37.46	43.14	4,912,786	0.68	0.85	1.72	-10.60	-9.82
American Funds IS Global Growth Fund Class 4	21,142	11.05	11.15	233,769	0.54	0.95	1.20	-10.33	-10.10
American Funds IS Global Small Capitalization Fund Class 4	167		10.14	1,690	0.00		1.20		-11.88
American Funds IS Growth Fund Class 2	126,476	40.46	46.60	5,377,163	0.44	0.85	1.72	-1.96	-1.10
American Funds IS Growth Fund Class 4	7,346		13.21	97,042	0.30		1.20		-1.70
American Funds IS Growth-Income Fund Class 2	192,179	32.55	37.50	6,631,844	1.40	0.85	1.72	-3.47	-2.62
American Funds IS Growth-Income Fund Class 4	24,329	12.31	12.42	301,356	1.32	0.95	1.20	-3.23	-2.97
AST SA BlackRock Multi-Asset Income Portfolio Class 3	235,716	10.23	11.10	2,630,870	7.25	1.10	1.55	-5.48	-5.05
AST SA PGI Asset Allocation Portfolio Class 1	60,654		41.46	2,514,834	2.58		1.52		-5.99
AST SA PGI Asset Allocation Portfolio Class 3	136,660	16.07	23.75	3,212,079	2.35	0.85	1.90	-6.57	-5.57
AST SA Wellington Capital Appreciation Portfolio Class 1	66,350		122.29	8,113,652	0.00		1.52		-2.26
AST SA Wellington Capital Appreciation Portfolio Class 3	436,090	27.66	41.58	19,791,603	0.00	0.85	2.15	-3.11	-1.83
AST SA Wellington Government and Quality Bond Portfolio Class 1	101,174		21.23	2,148,356	2.07		1.52		-1.46
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,228,564	11.25	17.55	31,444,499	1.82	0.85	2.15	-2.34	-1.06
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	169,234	10.28	10.37	1,746,644	1.63	1.15	1.55	-9.23	-8.87
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	4,521	10.30	10.69	47,886	1.06	1.10	1.40	-6.51	-6.22
BlackRock Global Allocation V.I. Fund Class III	8,188	9.90	10.25	82,566	1.09	1.10	1.40	-8.87	-8.60
Columbia VP Income Opportunities Fund Class 1	4,126	23.74	24.80	100,129	4.72	1.52	1.77	-5.45	-5.21
Columbia VP Large Cap Growth Fund Class 1	27,454	12.40	12.49	342,444	0.00	1.52	1.77	-5.63	-5.40
Columbia VP Limited Duration Credit Fund Class 2	1,546		9.86	15,253	2.00		1.10		-1.12
FTVIP Franklin Allocation VIP Fund Class 2	256,492	12.15	13.63	3,254,315	3.25	0.85	1.90	-11.36	-10.42
FTVIP Franklin Income VIP Fund Class 2	967,264	13.51	15.19	13,815,275	4.94	0.85	1.90	-6.11	-5.12
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	8,594		9.36	80,430	2.73		1.20		-12.28
FTVIP Franklin Rising Dividends VIP Fund Class 2	625		12.11	7,573	1.32		1.20		-6.21
FTVIP Franklin Strategic Income VIP Fund Class 2	7,205	9.75	10.00	71,841	4.34	1.10	1.40	-3.50	-3.21
FTVIP Templeton Global Bond VIP Fund Class 2	159		9.69	1,540	0.00		1.20		0.72
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	3,504		10.36	36,290	1.03		1.10		-5.39
Goldman Sachs VIT Government Money Market Fund Service Shares	573,661	9.70	9.91	5,636,397	1.65	1.10	1.90	-0.44	0.37
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	6,480	8.48	8.75	55,197	2.48	1.10	1.40	-8.39	-8.12
Invesco V.I. American Franchise Fund Series II	54,569	21.02	22.29	1,155,353	0.00	0.85	1.90	-5.71	-4.71
Invesco V.I. Balanced-Risk Allocation Fund Series II	17,369	9.78	10.63	184,460	2.63	1.10	1.70	-8.29	-7.74
Invesco V.I. Comstock Fund Series II	738,109	15.41	23.97	13,454,757	1.49	0.85	2.15	-14.24	-13.11
Invesco V.I. Equity and Income Fund Series II	2,315		10.48	24,273	2.09		1.20		-10.81
Invesco V.I. Growth and Income Fund Series II	1,054,753	15.39	26.14	20,278,452	1.81	0.85	2.15	-15.44	-14.33
Lord Abbett Bond Debenture Portfolio Class VC	8,003	10.66	11.10	86,204	4.68	1.10	1.20	-5.17	-5.08
Lord Abbett Fundamental Equity Portfolio Class VC	3,734		11.44	42,721	2.20		1.10		-9.17
Lord Abbett Growth and Income Portfolio Class VC	483,330	13.85	21.47	8,194,259	1.30	0.85	2.15	-10.11	-8.93
Lord Abbett Mid Cap Stock Portfolio Class VC	8,758	21.07	22.10	189,347	0.69	0.85	1.20	-16.06	-15.76
Lord Abbett Short Duration Income Portfolio Class VC	18,707	9.97	10.24	190,385	3.47	1.10	1.70	-0.56	0.04
Morgan Stanley VIF Global Infrastructure Portfolio Class II	7,160	9.17	9.93	68,290	2.86	1.10	1.70	-9.45	-8.90
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	4,191		8.86	37,145	0.00		1.40		-8.09
PIMCO All Asset Portfolio Advisor Class	1,197		10.27	12,295	3.11		1.40		-6.77
PIMCO Dynamic Bond Portfolio Advisor Class	3,003		10.26	30,824	2.71		1.40		-0.49
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,708		10.57	28,628	4.35		1.10		-5.88
PVC Diversified International Account Class 1	4,754	6.94	7.14	33,289	2.14	1.55	1.70	-19.18	-19.05
PVC Equity Income Account Class 2	16,686	17.13	17.58	290,834	1.75	1.55	1.70	-6.84	-6.70
PVC Government & High Quality Bond Account Class 1	73	7.84	8.04	577	3.61	1.55	1.70	-1.02	-0.87
PVC Income Account Class 2	2,807	10.16	10.42	28,528	4.05	1.55	1.70	-1.23	-1.08
PVC LargeCap Growth Account Class 2	1,360		12.53	17,043	0.10		1.55		-8.97
PVC MidCap Account Class 2	32,448	22.23	22.73	722,912	0.05	1.55	1.70	-8.37	-8.23
PVC Principal Capital Appreciation Account Class 2	6,497	23.17	23.77	151,878	0.99	1.55	1.70	-5.28	-5.13
PVC Real Estate Securities Account Class 2	396		31.26	12,376	1.64		1.55		-5.95
PVC SAM Balanced Portfolio Class 2	394,590	14.48	15.13	5,810,029	2.87	1.52	1.77	-6.92	-6.69
PVC SAM Conservative Balanced Portfolio Class 2	3,207	10.39	14.12	33,979	3.26	1.55	1.77	-5.45	-5.24
PVC SAM Conservative Growth Portfolio Class 2	38,125	15.71	16.10	611,164	2.67	1.55	1.70	-8.40	-8.26
PVC SAM Flexible Income Portfolio Class 2	8,891	11.35	11.64	101,846	3.87	1.55	1.70	-3.86	-3.71
PVC SAM Strategic Growth Portfolio Class 2	15,978	17.07	17.51	278,903	2.22	1.55	1.70	-10.41	-10.28
PVC Short-Term Income Account Class 1	6,075	7.20	7.38	44,771	1.98	1.55	1.70	-0.49	-0.34
PVC SmallCap Account Class 2	1,723		11.69	20,149	0.10		1.55		-12.54
SST SA Allocation Balanced Portfolio Class 3	935,414	14.01	15.30	13,806,038	4.63	1.15	1.90	-5.76	-5.05
SST SA Allocation Growth Portfolio Class 3	349,027	14.97	16.41	5,527,756	4.52	1.15	1.90	-8.95	-8.27
SST SA Allocation Moderate Growth Portfolio Class 3	801,555	14.27	15.62	11,979,037	4.61	1.15	1.90	-7.71	-7.01
SST SA Allocation Moderate Portfolio Class 3	860,236	10.89	14.03	12,876,609	4.38	1.10	2.15	-6.99	-6.00
SST SA Columbia Focused Value Portfolio Class 3	332		12.11	4,024	3.40		1.10		-13.11
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	13,621	9.96	10.17	137,538	3.02	1.10	1.40	-2.67	-2.37
SST SA Multi-Managed International Equity Portfolio Class 3	5,192	9.59	9.61	49,813	2.66	1.10	1.40	-15.66	-15.41
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	3,308	12.70	13.48	43,760	0.39	1.10	1.40	-3.33	-3.04
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		12.78	4,304	0.00		1.10		-4.79

60

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	2,406		10.86	26,128	0.70		1.10		-13.03
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	272,447	10.89	10.99	2,984,858	2.57	1.15	1.55	-10.18	-9.81
SST SA T. Rowe Price Growth Stock Portfolio Class 3	258		12.53	3,227	0.00		1.70		-3.10
SST SA Wellington Real Return Portfolio Class 3	1,745,694	10.56	11.99	19,529,046	3.38	0.85	2.15	-2.34	-1.05
SAST SA AB Growth Portfolio Class 1	187,915		80.56	15,139,133	0.00		1.52		0.77
SAST SA AB Growth Portfolio Class 3	438,716	20.91	24.01	19,387,214	0.00	0.85	1.90	0.13	1.19
SAST SA AB Small & Mid Cap Value Portfolio Class 3	838,934	18.40	20.05	19,559,676	0.32	0.85	2.15	-17.13	-16.04
SAST SA American Funds Asset Allocation Portfolio Class 3	2,591,098	13.22	15.88	43,833,399	3.21	1.00	1.90	-6.68	-5.83
SAST SA American Funds Global Growth Portfolio Class 3	926,122	13.99	17.47	17,136,822	1.15	1.10	2.15	-11.22	-10.27
SAST SA American Funds Growth Portfolio Class 3	710,440	17.12	19.87	14,981,731	0.96	1.10	2.15	-2.65	-1.62
SAST SA American Funds Growth-Income Portfolio Class 3	685,834	16.03	17.89	12,694,173	2.66	1.10	2.15	-4.15	-3.13
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	12,041,527	10.09	12.48	157,518,393	1.63	1.00	2.15	-7.16	-6.08
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	6,377,529	10.44	10.75	68,112,056	1.15	1.15	2.15	-7.77	-6.84
SAST SA Columbia Technology Portfolio Class 1	47,678		5.52	263,340	0.00		1.52		-9.54
SAST SA Columbia Technology Portfolio Class 3	300,736	5.63	22.79	3,172,378	0.00	0.95	1.90	-10.08	-9.21
SAST SA DFA Ultra Short Bond Portfolio Class 1	99,621		11.88	1,183,882	1.10		1.52		0.01
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,258,886	8.30	10.73	12,050,565	0.80	0.85	1.90	-0.68	0.37
SAST SA Dogs of Wall Street Portfolio Class 1	33,754		30.42	1,026,915	2.21		1.52		-1.82
SAST SA Dogs of Wall Street Portfolio Class 3	299,584	23.45	37.87	7,361,079	2.21	0.85	2.15	-2.68	-1.40
SAST SA Emerging Markets Equity Index Portfolio Class 3	3,173	8.50	8.52	27,006	1.24	1.30	1.55	-14.97	-14.83
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	68,156		29.93	2,040,239	4.18		1.52		-4.32
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,252,918	15.56	25.86	41,688,620	4.05	0.85	2.15	-5.14	-3.89
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	28,561		34.57	987,282	2.29		1.52		-7.88
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	530,400	11.09	44.01	9,152,992	2.13	0.85	2.15	-8.74	-7.54
SAST SA Fixed Income Index Portfolio Class 3	56,648	9.77	9.82	554,623	5.26	1.15	1.55	-2.41	-2.02
SAST SA Fixed Income Intermediate Index Portfolio Class 3	50,258	9.79	9.84	493,741	2.86	1.15	1.55	-1.22	-0.83
SAST SA Franklin Small Company Value Portfolio Class 3	548,568	15.51	16.53	8,724,713	0.75	0.85	2.15	-14.87	-13.75
SAST SA Global Index Allocation 60/40 Portfolio Class 3	105,509	9.32	9.35	985,395	2.58	1.15	1.55	-6.78	-6.53
SAST SA Global Index Allocation 75/25 Portfolio Class 3	124,247	9.14	9.17	1,137,498	2.72	1.00	1.55	-8.65	-8.31
SAST SA Global Index Allocation 90/10 Portfolio Class 3	674,172	8.92	8.96	6,034,188	2.63	1.15	1.70	-10.75	-10.42
SAST SA Goldman Sachs Global Bond Portfolio Class 1	38,055		21.84	831,052	3.70		1.52		-3.96
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,559,287	11.17	17.08	19,892,579	3.94	0.85	2.15	-4.80	-3.54
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	144,264	9.27	9.31	1,339,509	0.99	1.15	1.55	-9.94	-9.58
SAST SA Index Allocation 60/40 Portfolio Class 3	959,769	10.24	10.35	9,899,562	4.70	1.15	1.70	-6.49	-5.97
SAST SA Index Allocation 80/20 Portfolio Class 3	1,886,344	10.34	10.45	19,612,565	4.16	1.00	1.55	-8.21	-7.70
SAST SA Index Allocation 90/10 Portfolio Class 3	3,051,660	10.39	10.47	31,859,841	4.43	1.15	1.55	-9.12	-8.75
SAST SA International Index Portfolio Class 3	11,781	8.73	8.77	103,157	3.85	1.15	1.55	-15.59	-15.25
SAST SA Invesco Growth Opportunities Portfolio Class 1	23,734		10.91	258,834	0.00		1.52		-6.20
SAST SA Invesco Growth Opportunities Portfolio Class 3	463,201	11.45	19.03	6,872,802	0.00	0.85	2.15	-7.05	-5.82
SAST SA Invesco Main Street Large Cap Portfolio Class 1	38,192		34.69	1,324,896	1.09		1.52		-9.26
SAST SA Invesco Main Street Large Cap Portfolio Class 3	163,275	16.55	23.42	3,369,892	0.89	0.85	2.15	-10.09	-8.90
SAST SA Invesco VCP Equity-Income Portfolio Class 3	12,250,209	11.30	12.10	144,164,689	2.58	0.95	2.15	-12.09	-11.02
SAST SA Janus Focused Growth Portfolio Class 3	235,671	18.66	20.10	4,787,066	0.00	0.85	2.15	-1.12	0.19
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	84,043		25.85	2,172,816	1.47		1.52		-9.10
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	800,829	15.51	16.15	13,307,811	1.45	0.85	1.90	-9.71	-8.75
SAST SA JPMorgan Emerging Markets Portfolio Class 1	62,357		17.88	1,114,733	2.21		1.52		-20.62
SAST SA JPMorgan Emerging Markets Portfolio Class 3	452,261	10.02	23.45	6,018,113	2.00	0.85	2.15	-21.29	-20.26
SAST SA JPMorgan Equity-Income Portfolio Class 1	115,727		56.62	6,552,144	2.11		1.52		-5.91
SAST SA JPMorgan Equity-Income Portfolio Class 3	475,917	17.39	19.46	9,599,843	1.95	0.85	2.15	-6.73	-5.50
SAST SA JPMorgan Global Equities Portfolio Class 1	40,052		29.85	1,195,378	1.95		1.52		-12.42
SAST SA JPMorgan Global Equities Portfolio Class 3	105,262	12.53	12.75	1,813,763	1.55	1.10	1.90	-12.98	-12.28
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	38,041		28.89	1,098,952	2.16		1.52		-2.06
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,080,100	12.85	20.95	46,835,439	2.26	0.85	2.15	-2.82	-1.55
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	72,586		23.64	1,715,884	0.00		1.52		-6.32
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	320,806	20.25	21.72	7,281,046	0.00	0.85	2.15	-7.15	-5.93
SAST SA Large Cap Growth Index Portfolio Class 3	6,681	9.57	9.58	63,919	0.62	1.30	1.55	-4.34	-4.18
SAST SA Large Cap Index Portfolio Class 3	83,921	9.80	9.85	825,519	2.74	1.15	1.55	-6.45	-6.08
SAST SA Large Cap Value Index Portfolio Class 3	9,396	9.27	9.30	87,238	0.96	1.15	1.55	-7.25	-7.00
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	186,262		62.70	11,678,242	1.77		1.52		-10.02
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	717,513	15.94	26.37	18,952,460	1.44	0.85	2.15	-10.81	-9.63
SAST SA Legg Mason Tactical Opportunities Class 3	115,437	9.51	9.56	1,100,455	2.60	1.15	1.55	-7.42	-7.04
SAST SA MFS Blue Chip Growth Portfolio Class 1	49,396		11.98	591,552	0.41		1.52		-6.69
SAST SA MFS Blue Chip Growth Portfolio Class 3	390,089	12.10	18.57	6,325,775	0.15	0.85	1.90	-7.27	-6.29
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	54,654		44.76	2,446,136	0.88		1.52		-6.81
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	588,515	18.65	22.00	13,883,450	0.54	0.85	2.15	-7.66	-6.44
SAST SA MFS Total Return Portfolio Class 1	71,203		41.72	2,970,742	2.06		1.52		-7.19
SAST SA MFS Total Return Portfolio Class 3	497,007	14.69	24.93	9,899,956	1.91	0.85	1.90	-7.77	-6.79
SAST SA Mid Cap Index Portfolio Class 3	4,326	9.09	9.11	39,350	1.38	1.15	1.30	-13.00	-12.87
SAST SA Morgan Stanley International Equities Portfolio Class 1	97,972		13.89	1,361,176	1.27		1.52		-15.27
SAST SA Morgan Stanley International Equities Portfolio Class 3	518,897	9.52	9.84	6,112,400	0.96	0.85	2.15	-15.97	-14.87
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	9,471,264	10.79	11.38	112,356,752	2.97	1.10	2.15	-9.16	-8.19
SAST SA PineBridge High-Yield Bond Portfolio Class 1	57,458		31.15	1,789,815	6.63		1.52		-5.34
SAST SA PineBridge High-Yield Bond Portfolio Class 3	402,170	14.02	23.37	6,832,908	6.78	0.85	2.15	-6.11	-4.87

61

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Putnam International Growth and Income Portfolio Class 1	82,754		14.79	1,224,245	3.17		1.52		-18.89
SAST SA Putnam International Growth and Income Portfolio Class 3	459,796	8.07	12.47	5,480,428	2.77	0.85	1.90	-19.37	-18.52
SAST SA Schroders VCP Global Allocation Portfolio Class 3	5,251,588	10.68	10.92	56,978,066	2.17	1.15	1.90	-10.74	-10.06
SAST SA Small Cap Index Portfolio Class 3	3,999	8.80	8.83	35,292	0.48	1.30	1.55	-13.25	-13.03
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	559,598	9.54	9.60	5,357,074	1.38	1.10	1.55	-7.19	-6.77
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	9,388,068	11.11	11.51	106,803,345	2.57	0.95	2.15	-9.09	-7.98
SAST SA Templeton Foreign Value Portfolio Class 3	1,581,049	9.32	10.71	19,000,017	4.33	0.85	2.15	-18.15	-17.07
SAST SA VCP Dynamic Allocation Portfolio Class 3	65,969,161	12.44	13.52	861,416,090	3.79	0.95	2.15	-8.82	-7.71
SAST SA VCP Dynamic Strategy Portfolio Class 3	41,660,430	12.23	13.05	532,859,889	3.89	1.15	2.15	-9.17	-8.25
SAST SA VCP Index Allocation Portfolio Class 3	1,899,704	9.47	9.53	18,026,135	4.99	1.00	1.55	-8.86	-8.35
SAST SA WellsCap Aggressive Growth Portfolio Class 1	51,994		24.70	1,284,032	0.00		1.52		-8.20
SAST SA WellsCap Aggressive Growth Portfolio Class 3	145,349	14.73	16.00	2,519,595	0.00	0.85	1.90	-8.78	-7.82
VALIC Company I International Equities Index Fund	14,672	9.13	9.81	143,905	2.07	1.10	1.70	-15.21	-14.69
VALIC Company I Mid Cap Index Fund	59,934	10.70	12.24	723,112	1.00	1.10	1.70	-12.93	-12.41
VALIC Company I Nasdaq-100 Index Fund	11,636	13.42	15.32	173,603	0.55	1.10	1.70	-2.31	-1.72
VALIC Company I Small Cap Index Fund	17,426	10.46	12.31	206,849	1.03	1.10	1.70	-12.73	-12.20
VALIC Company I Stock Index Fund	80,062	11.86	13.05	1,037,307	1.60	1.10	1.70	-6.33	-5.77

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	71,216	29.92	31.25	2,223,843	1.53	0.85	1.20	14.85	15.25
American Funds IS Asset Allocation Fund Class 4	13,847		12.17	168,535	1.75		1.20		14.53
American Funds IS Bond Fund Class 4	3,873		10.19	39,452	2.02		1.20		2.06
American Funds IS Capital Income Builder Class 4	11,239	10.47	11.02	120,964	2.42	1.10	1.70	10.76	11.42
American Funds IS Capital World Bond Fund Class 4	2,923		10.15	29,679	0.37		1.20		5.36
American Funds IS Global Growth Fund Class 2	136,091	41.91	47.84	6,054,456	0.63	0.85	1.72	29.24	30.36
American Funds IS Global Growth Fund Class 4	21,149	12.33	12.40	260,743	0.61	0.95	1.20	29.56	29.88
American Funds IS Growth Fund Class 2	156,712	41.27	47.11	6,758,981	0.49	0.85	1.72	26.11	27.21
American Funds IS Growth Fund Class 4	5,902		13.44	79,309	0.32		1.20		26.46
American Funds IS Growth-Income Fund Class 2	234,473	33.72	38.51	8,337,919	1.32	0.85	1.72	20.30	21.35
American Funds IS Growth-Income Fund Class 4	24,433	12.72	12.80	312,174	1.38	0.95	1.20	20.62	20.93
AST SA BlackRock Multi-Asset Income Portfolio Class 3	80,961	10.78	11.74	959,308	2.50	1.10	1.55	4.52	4.99
AST SA PGI Asset Allocation Portfolio Class 1	70,678		44.10	3,117,191	2.79		1.52		12.04
AST SA PGI Asset Allocation Portfolio Class 3	147,760	17.19	25.15	3,764,870	2.43	0.85	1.90	11.34	12.51
AST SA Wellington Capital Appreciation Portfolio Class 1	72,525		125.11	9,073,551	0.00		1.52		30.78
AST SA Wellington Capital Appreciation Portfolio Class 3	529,475	28.55	42.36	25,313,415	0.00	0.85	2.15	29.64	31.33
AST SA Wellington Government and Quality Bond Portfolio Class 1	106,872		21.55	2,302,872	1.79		1.52		1.39
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,558,786	11.52	17.74	37,195,801	1.60	0.85	2.15	0.57	1.88
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	64,125	11.32	11.38	728,261	0.17	1.15	1.55	14.28	14.74
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	2,282	11.02	11.40	25,576	2.30	1.10	1.40	13.13	13.47
BlackRock Global Allocation V.I. Fund Class III	5,539	10.87	11.21	60,756	1.33	1.10	1.40	12.13	12.47
Columbia VP Income Opportunities Fund Class 1	5,497	25.10	26.16	140,349	5.69	1.52	1.77	4.69	4.96
Columbia VP Large Cap Growth Fund Class 1	33,703	13.14	13.20	444,482	0.00	1.52	1.77	-27.93	25.90
Columbia VP Limited Duration Credit Fund Class 2	1,183		9.98	11,806	1.67		1.10		0.69
FTVIP Franklin Allocation VIP Fund Class 2	256,021	13.71	15.22	3,645,810	2.79	0.85	1.90	9.88	11.03
FTVIP Franklin Income VIP Fund Class 2	1,026,792	14.39	16.01	15,530,400	4.07	0.85	1.90	7.62	8.75
FTVIP Franklin Mutual Global Discovery VIP Fund Class 2	7,242		10.67	77,270	0.35		1.20		7.31
FTVIP Franklin Rising Dividends VIP Fund Class 2	625		12.91	8,063	1.34		1.20		19.12
FTVIP Franklin Strategic Income VIP Fund Class 2	2,492	10.10	10.33	25,549	3.05	1.10	1.40	3.11	3.42
FTVIP Templeton Global Bond VIP Fund Class 2	160		9.62	1,541	0.00		1.20		0.71
Goldman Sachs VIT Global Trends Allocation Fund Service Shares	1,176		10.95	12,880	0.15		1.10		11.88
Goldman Sachs VIT Government Money Market Fund Service Shares	233,020	9.74	9.86	2,289,243	0.65	1.15	1.90	-1.38	-0.64
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	5,605		9.26	51,886	2.20		1.40		3.69
Invesco V.I. American Franchise Fund Series II	55,494	22.30	23.40	1,228,143	0.00	0.85	1.90	24.64	25.95
Invesco V.I. Balanced-Risk Allocation Fund Series II	626	10.67	11.53	6,966	3.47	1.10	1.70	7.99	8.63
Invesco V.I. Comstock Fund Series II	772,891	17.97	27.58	16,397,707	1.95	0.85	2.15	15.08	16.58
Invesco V.I. Equity and Income Fund Series II	2,323		11.75	27,310	0.00		1.20		9.46
Invesco V.I. Growth and Income Fund Series II	1,137,787	18.20	30.51	25,939,361	1.30	0.85	2.15	11.62	13.07
Lord Abbett Bond Debenture Portfolio Class VC	7,136	11.24	11.70	81,133	6.14	1.10	1.20	7.91	8.02
Lord Abbett Fundamental Equity Portfolio Class VC	1,708		12.60	21,512	1.15		1.10		11.35
Lord Abbett Growth and Income Portfolio Class VC	588,039	15.40	23.57	11,076,720	1.30	0.85	2.15	10.98	12.42
Lord Abbett Mid Cap Stock Portfolio Class VC	9,317	25.11	26.24	240,502	0.73	0.85	1.20	5.56	5.93
Lord Abbett Short Duration Income Portfolio Class VC	19,015	10.02	10.24	193,771	4.39	1.10	1.70	0.47	1.07
Morgan Stanley VIF Global Infrastructure Portfolio Class II	7,167	10.13	10.90	75,336	2.08	1.10	1.70	10.65	11.32
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	4,223		9.64	40,721	0.00		1.40		5.20
PIMCO All Asset Portfolio Advisor Class	1,197		11.02	13,188	4.60		1.40		11.81
PIMCO Dynamic Bond Portfolio Advisor Class	2,690		10.31	27,747	1.74		1.40		3.45
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,162		11.23	24,281	5.13		1.10		8.57
PVC Diversified International Account Class 1	4,570	8.59	8.82	39,527	1.12	1.55	1.70	26.63	26.82
PVC Equity Income Account Class 2	18,928	18.39	18.84	353,140	1.93	1.55	1.70	18.74	18.92
PVC Government & High Quality Bond Account Class 1	73	7.92	8.11	585	3.75	1.55	1.70	-0.20	-0.05

62

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Income Account Class 2	3,261	10.29	10.53	33,555	3.03	1.55	1.70	3.11	3.26
PVC LargeCap Growth Account Class 2	1,413		13.76	19,454	0.16		1.55		32.48
PVC MidCap Account Class 2	35,050	24.26	24.76	852,013	0.32	1.55	1.70	23.09	23.27
PVC Principal Capital Appreciation Account Class 2	7,071	24.46	25.06	174,285	0.98	1.55	1.70	18.44	18.61
PVC Real Estate Securities Account Class 2	396		33.24	13,159	1.48		1.55		7.27
PVC SAM Balanced Portfolio Class 2	439,510	15.56	16.22	6,943,462	1.94	1.52	1.77	12.87	13.15
PVC SAM Conservative Balanced Portfolio Class 2	3,245	10.97	14.94	36,481	2.32	1.55	1.77	9.20	9.44
PVC SAM Conservative Growth Portfolio Class 2	39,077	17.15	17.55	683,059	1.39	1.55	1.70	17.45	17.63
PVC SAM Flexible Income Portfolio Class 2	9,290	11.81	12.09	110,698	2.83	1.55	1.70	6.32	6.47
PVC SAM Strategic Growth Portfolio Class 2	17,002	19.05	19.51	330,426	1.29	1.55	1.70	19.90	20.08
PVC Short-Term Income Account Class 1	6,179	7.24	7.40	45,697	1.80	1.55	1.70	0.07	0.22
PVC SmallCap Account Class 2	1,752		13.37	23,430	0.15		1.55		10.84
SST SA Allocation Balanced Portfolio Class 3	947,174	14.87	16.11	14,718,638	1.56	1.15	1.90	8.45	9.27
SST SA Allocation Growth Portfolio Class 3	188,198	16.44	17.88	3,244,628	1.10	1.15	1.90	15.61	16.48
SST SA Allocation Moderate Growth Portfolio Class 3	725,496	15.47	16.80	11,654,394	1.44	1.15	1.90	12.98	13.83
SST SA Allocation Moderate Portfolio Class 3	884,154	15.08	16.21	14,100,179	1.43	1.30	2.15	10.88	11.83
SST SA Columbia Focused Value Portfolio Class 3	332		13.94	4,631	1.63		1.10		20.07
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	9,650	10.23	10.41	99,619	2.78	1.10	1.40	2.29	2.60
SST SA Multi-Managed International Equity Portfolio Class 3	4,648	11.33	11.39	52,769	2.36	1.10	1.40	24.66	25.04
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	3,177	13.14	13.91	43,359	0.40	1.10	1.40	25.61	25.99
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	337		13.42	4,521	0.00		1.10		24.62
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	2,406		12.49	30,043	1.09		1.10		11.40
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	124,538	12.13	12.19	1,514,972	2.39	1.15	1.55	17.65	18.12
SST SA T. Rowe Price Growth Stock Portfolio Class 3	258		12.93	3,335	0.00		1.70		30.65
SST SA Wellington Real Return Portfolio Class 3	1,931,497	10.81	12.12	21,976,277	2.22	0.85	2.15	-0.23	1.07
SAST SA AB Growth Portfolio Class 1	120,117		79.95	9,603,490	0.04		1.52		30.01
SAST SA AB Growth Portfolio Class 3	165,672	20.66	23.98	7,691,545	0.00	0.85	1.90	29.20	30.56
SAST SA AB Small & Mid Cap Value Portfolio Class 3	862,289	22.20	23.88	24,483,204	0.14	0.85	2.15	10.41	11.85
SAST SA American Funds Asset Allocation Portfolio Class 3	1,486,611	14.04	17.01	26,685,638	0.87	1.00	1.90	13.71	14.74
SAST SA American Funds Global Growth Portfolio Class 3	1,030,416	15.59	19.68	21,327,118	0.92	1.10	2.15	28.32	29.67
SAST SA American Funds Growth Portfolio Class 3	777,619	17.40	20.42	16,736,388	0.46	1.10	2.15	25.22	26.54
SAST SA American Funds Growth-Income Portfolio Class 3	785,082	16.55	18.66	15,342,992	1.63	1.10	2.15	19.44	20.70
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	10,950,021	13.44	14.17	153,040,305	0.78	1.15	2.15	12.03	13.15
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	5,847,458	11.32	11.54	67,170,399	0.01	1.15	2.15	9.67	10.76
SAST SA Columbia Technology Portfolio Class 1	52,906		6.11	323,045	0.00		1.52		33.16
SAST SA Columbia Technology Portfolio Class 3	279,806	6.20	25.34	3,172,910	0.00	0.95	1.90	32.32	33.58
SAST SA DFA Ultra Short Bond Portfolio Class 1	102,824		11.88	1,221,883	0.31		1.52		-0.81
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,352,882	8.35	10.69	12,867,421	0.03	0.85	1.90	-1.43	-0.39
SAST SA Dogs of Wall Street Portfolio Class 1	45,832		30.99	1,420,150	2.25		1.52		17.03
SAST SA Dogs of Wall Street Portfolio Class 3	332,992	24.09	38.41	8,463,544	2.22	0.85	2.15	16.01	17.52
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	72,713		31.29	2,274,978	4.22		1.52		5.03
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,552,285	16.40	26.90	49,823,787	4.36	0.85	2.15	4.12	5.47
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	34,738		37.52	1,303,471	2.94		1.52		3.80
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	603,454	12.15	47.60	11,595,243	2.58	0.85	2.15	2.89	4.23
SAST SA Fixed Income Index Portfolio Class 3	5,160	10.01	10.02	51,675	0.00	1.15	1.55	0.10	0.20
SAST SA Fixed Income Intermediate Index Portfolio Class 3	404		9.91	4,003	0.00		1.55		-0.89
SAST SA Franklin Small Company Value Portfolio Class 3	565,091	18.22	19.16	10,460,782	0.34	0.85	2.15	7.22	8.62
SAST SA Goldman Sachs Global Bond Portfolio Class 1	44,259		22.74	1,006,378	3.27		1.52		5.20
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,609,286	11.74	17.70	21,589,068	2.90	0.85	2.15	4.28	5.65
SAST SA Index Allocation 60/40 Portfolio Class 3	247,250	10.97	11.01	2,717,199	0.68	1.15	1.55	9.67	10.06
SAST SA Index Allocation 80/20 Portfolio Class 3	844,810	11.27	11.31	9,544,053	0.96	1.15	1.55	12.69	13.09
SAST SA Index Allocation 90/10 Portfolio Class 3	1,077,272	11.44	11.48	12,344,776	1.13	1.15	1.55	14.37	14.78
SAST SA International Index Portfolio Class 3	387		10.34	4,001	1.80		1.30		3.44
SAST SA Invesco Growth Opportunities Portfolio Class 1	30,268		11.63	351,909	0.00		1.52		22.97
SAST SA Invesco Growth Opportunities Portfolio Class 3	544,261	12.15	20.47	8,586,319	0.00	0.85	2.15	21.90	23.49
SAST SA Invesco Main Street Large Cap Portfolio Class 1	45,860		38.23	1,753,324	1.04		1.52		15.11
SAST SA Invesco Main Street Large Cap Portfolio Class 3	176,548	18.41	25.71	4,031,814	0.85	0.85	2.15	14.11	15.60
SAST SA Invesco VCP Equity-Income Portfolio Class 3	12,345,151	12.85	13.59	163,931,158	0.90	0.95	2.15	7.66	8.95
SAST SA Janus Focused Growth Portfolio Class 3	262,349	18.87	20.06	5,342,729	0.00	0.85	2.15	27.08	28.73
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	98,903		28.44	2,813,079	1.62		1.52		12.84
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	734,399	17.17	17.70	13,538,398	1.42	0.85	1.90	12.13	13.31
SAST SA JPMorgan Emerging Markets Portfolio Class 1	65,328		22.52	1,471,271	2.01		1.52		40.14
SAST SA JPMorgan Emerging Markets Portfolio Class 3	453,299	12.72	29.40	7,702,069	1.71	0.85	2.15	38.92	40.73
SAST SA JPMorgan Equity-Income Portfolio Class 1	127,921		60.17	7,697,607	2.05		1.52		16.51
SAST SA JPMorgan Equity-Income Portfolio Class 3	499,776	18.65	20.60	10,734,698	1.94	0.85	2.15	15.49	17.00
SAST SA JPMorgan Global Equities Portfolio Class 1	40,106		34.08	1,366,708	1.75		1.52		22.47
SAST SA JPMorgan Global Equities Portfolio Class 3	107,853	14.28	14.66	2,239,833	1.61	1.10	1.90	21.71	22.68
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	50,420		29.50	1,487,146	2.53		1.52		2.39
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,559,165	13.22	21.28	55,503,550	2.20	0.85	2.15	1.49	2.82
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	80,674		25.24	2,035,821	0.00		1.52		27.70
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	321,553	21.53	23.39	7,784,279	0.00	0.85	2.15	26.58	28.23
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	187,691		69.68	13,078,765	1.73		1.52		18.76
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	710,185	17.87	29.18	21,777,831	1.54	0.85	2.15	17.72	19.26
SAST SA Legg Mason Tactical Opportunities Class 3	3,601	10.28	10.29	37,027	0.31	1.15	1.55	2.76	2.85
SAST SA MFS Blue Chip Growth Portfolio Class 1	55,712		12.83	715,022	0.72		1.52		25.13
SAST SA MFS Blue Chip Growth Portfolio Class 3	404,083	12.91	20.03	7,011,959	0.48	0.85	1.90	24.34	25.65
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	56,319		48.03	2,704,926	1.05		1.52		21.56
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	679,930	20.20	23.52	17,539,771	0.81	0.85	2.15	20.50	22.07
SAST SA MFS Total Return Portfolio Class 1	80,751		44.95	3,629,942	2.42		1.52		10.54

63

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31, 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA MFS Total Return Portfolio Class 3	492,338	15.93	26.75	10,951,682	2.41	0.85	1.90	9.85	11.00
SAST SA Mid Cap Index Portfolio Class 3	113		10.45	1,178	0.59		1.30		4.50
SAST SA Morgan Stanley International Equities Portfolio Class 1	104,137		16.40	1,707,605	1.20		1.52		23.17
SAST SA Morgan Stanley International Equities Portfolio Class 3	562,691	11.33	11.56	7,920,738	0.98	0.85	2.15	22.09	23.68
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	9,363,132	11.75	12.53	121,336,298	0.19	1.10	2.15	13.72	14.92
SAST SA PineBridge High-Yield Bond Portfolio Class 1	67,406		32.91	2,218,162	8.99		1.52		8.08
SAST SA PineBridge High-Yield Bond Portfolio Class 3	447,759	14.94	24.57	8,159,074	8.92	0.85	2.15	7.14	8.54
SAST SA Putnam International Growth and Income Portfolio Class 1	85,934		18.24	1,567,375	1.56		1.52		22.62
SAST SA Putnam International Growth and Income Portfolio Class 3	489,393	10.00	15.31	7,397,965	1.19	0.85	1.90	21.85	23.13
SAST SA Schroders VCP Global Allocation Portfolio Class 3	4,904,265	11.91	12.14	59,279,225	0.00	1.15	2.15	10.69	11.80
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	13,952		10.29	143,541	0.10		1.30		2.88
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	8,914,698	12.23	12.51	110,615,734	0.03	0.95	2.15	16.38	17.78
SAST SA Templeton Foreign Value Portfolio Class 3	1,638,818	11.39	12.91	24,104,772	2.44	0.85	2.15	18.89	20.44
SAST SA VCP Dynamic Allocation Portfolio Class 3	67,549,971	13.64	14.64	959,825,435	1.11	0.95	2.15	17.40	18.82
SAST SA VCP Dynamic Strategy Portfolio Class 3	43,732,270	13.46	14.22	610,999,598	1.08	1.15	2.15	15.85	17.01
SAST SA VCP Index Allocation Portfolio Class 3	72,560		10.39	753,797	0.18	1.15	1.55	3.85	3.95
SAST SA WellsCap Aggressive Growth Portfolio Class 1	55,955		26.90	1,505,241	0.00		1.52		27.64
SAST SA WellsCap Aggressive Growth Portfolio Class 3	130,005	16.15	17.36	2,436,791	0.00	0.85	1.90	26.84	28.17
VALIC Company I International Equities Index Fund	13,979	10.76	11.50	160,870	2.20	1.10	1.70	22.26	22.99
VALIC Company I Mid Cap Index Fund	61,663	12.29	13.98	850,458	0.90	1.10	1.70	13.96	14.64
VALIC Company I Nasdaq-100 Index Fund	11,456	13.74	15.59	174,273	0.36	1.10	1.70	30.07	30.85
VALIC Company I Small Cap Index Fund	15,982	11.98	14.02	215,749	1.01	1.10	1.70	12.46	13.13
VALIC Company I Stock Index Fund	90,938	12.66	13.85	1,251,868	1.37	1.10	1.70	19.37	20.09

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	76,030	26.05	27.12	2,059,875	1.55	0.85	1.20	8.11	8.49
American Funds IS Asset Allocation Fund Class 4	4,706		10.63	50,010	1.10		1.20		7.87
American Funds IS Bond Fund Class 4	3,343		9.98	33,363	1.19		1.20		1.58
American Funds IS Capital Income Builder Class 4	8,704	9.45	9.89	84,242	3.77	1.10	1.70	2.04	2.65
American Funds IS Capital World Bond Fund Class 4	2,937		9.64	28,299	0.48		1.20		1.20
American Funds IS Global Growth Fund Class 2	171,332	32.43	36.70	5,866,875	0.87	0.85	1.72	-1.09	-0.23
American Funds IS Global Growth Fund Class 4	19,959	9.51	9.55	189,919	0.70	0.95	1.20	-0.82	-0.58
American Funds IS Growth Fund Class 2	193,548	32.72	37.03	6,600,731	0.72	0.85	1.72	7.63	8.56
American Funds IS Growth-Income Fund Class 2	288,014	28.03	31.74	8,472,212	1.37	0.85	1.72	9.62	10.58
American Funds IS Growth-Income Fund Class 4	20,290	10.55	10.59	214,666	1.02	0.95	1.20	9.93	10.21
AST SA BlackRock Multi-Asset Income Portfolio Class 3	28,362	10.27	11.23	319,766	2.16	1.10	1.55	4.64	5.11
AST SA PGI Asset Allocation Portfolio Class 1	88,858		39.36	3,497,797	2.85		1.52		9.11
AST SA PGI Asset Allocation Portfolio Class 3	148,944	15.44	22.35	3,515,367	2.73	0.85	1.90	8.42	9.57
AST SA Wellington Capital Appreciation Portfolio Class 1	81,019		95.66	7,750,430	0.00		1.52		0.45
AST SA Wellington Capital Appreciation Portfolio Class 3	586,629	22.02	32.25	22,332,435	0.00	0.85	2.15	-0.43	0.87
AST SA Wellington Government and Quality Bond Portfolio Class 1	119,432		21.25	2,538,301	1.42		1.52		-0.06
AST SA Wellington Government and Quality Bond Portfolio Class 3	2,537,271	11.45	17.41	36,832,968	1.74	0.85	2.15	-0.93	0.36
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	694		9.91	6,876	0.00		1.30		-0.87
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	1,152		9.74	11,220	1.91		1.40		4.69
BlackRock Global Allocation V.I. Fund Class III	4,762	9.69	9.97	46,406	1.42	1.10	1.40	2.37	2.67
Columbia VP Income Opportunities Fund Class 1	4,535	23.98	24.93	110,152	11.06	1.52	1.77	8.99	9.26
Columbia VP Large Cap Growth Fund Class 1	40,064	10.44	10.46	418,866	0.00	1.52	1.77	4.41	4.59
Columbia VP Limited Duration Credit Fund Class 2	743		9.91	7,361	3.67		1.10		4.13
FTVIP Franklin Allocation VIP Fund Class 2	253,987	12.47	13.71	3,274,800	3.74	0.85	1.90	11.06	12.23
FTVIP Franklin Income VIP Fund Class 2	1,036,403	13.38	14.72	14,437,670	4.97	0.85	1.90	11.88	13.06
FTVIP Franklin Rising Dividends VIP Fund Class 2	437		10.84	4,737	0.00		1.20		14.66
FTVIP Franklin Strategic Income VIP Fund Class 2	2,304	9.80	9.99	22,847	4.82	1.10	1.40	6.44	6.76
FTVIP Templeton Global Bond VIP Fund Class 2	135		9.55	1,293	0.00		1.20		1.71
Goldman Sachs VIT Government Money Market Fund Service Shares	73,488	9.88	9.92	728,325	0.04	1.30	1.90	-1.23	-0.84
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	4,440		8.93	39,639	0.93		1.40		-1.12
Invesco V.I. American Franchise Fund Series II	55,000	17.89	18.57	975,093	0.00	0.85	1.90	0.10	1.16
Invesco V.I. Balanced-Risk Allocation Fund Series II	548		9.88	5,417	0.19		1.70		9.64
Invesco V.I. Comstock Fund Series II	859,634	15.62	23.66	15,784,092	1.31	0.85	2.15	14.51	16.00
Invesco V.I. Growth and Income Fund Series II	1,263,588	16.31	26.98	25,857,432	0.88	0.85	2.15	16.90	18.42
Lord Abbett Bond Debenture Portfolio Class VC	2,592	10.41	10.83	27,876	5.03	1.10	1.20	10.80	10.91
Lord Abbett Fundamental Equity Portfolio Class VC	455		11.31	5,151	1.03		1.10		14.48
Lord Abbett Growth and Income Portfolio Class VC	657,268	13.88	20.97	11,139,339	1.48	0.85	2.15	14.63	16.13
Lord Abbett Mid Cap Stock Portfolio Class VC	6,036		24.77	149,514	0.51		0.85		15.41
Lord Abbett Short Duration Income Portfolio Class VC	10,357	9.98	10.13	104,616	3.08	1.10	1.70	1.73	2.34
Morgan Stanley VIF Global Infrastructure Portfolio Class II	4,090	9.16	9.67	38,753	1.20	1.40	1.70	13.03	13.37
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio Class S	3,122		9.17	28,619	0.00		1.40		-2.02
PIMCO All Asset Portfolio Advisor Class	1,197		9.86	11,795	2.43		1.40		11.34
PIMCO Dynamic Bond Portfolio Advisor Class	1,992		9.97	19,856	1.39		1.40		3.18
PIMCO Emerging Markets Bond Portfolio Advisor Class	2,244		10.35	23,219	5.39		1.10		11.96
PVC Diversified International Account Class 1	12,942	6.78	6.96	89,440	2.06	1.55	1.70	-1.57	-1.42
PVC Equity Income Account Class 2	20,788	15.49	15.84	326,306	2.28	1.55	1.70	13.49	13.66
PVC Government & High Quality Bond Account Class 1	73	7.94	8.11	587	3.40	1.55	1.70	-0.17	-0.02

64

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Income Account Class 2	6,334	9.97	10.20	63,745	3.77	1.55	1.70	3.74	3.90
PVC LargeCap Growth Account Class 2	1,440		10.39	14,962	0.08		1.55		-6.83
PVC MidCap Account Class 2	38,293	19.71	20.09	756,035	0.11	1.55	1.70	8.26	8.42
PVC Principal Capital Appreciation Account Class 2	8,744	20.65	21.12	182,089	0.88	1.55	1.70	7.02	7.18
PVC Real Estate Securities Account Class 2	396		30.99	12,267	1.26		1.55		3.91
PVC SAM Balanced Portfolio Class 2	464,048	13.78	14.33	6,493,510	1.88	1.52	1.77	4.75	5.02
PVC SAM Conservative Balanced Portfolio Class 2	4,142	10.02	13.68	42,449	1.27	1.55	1.77	4.22	4.45
PVC SAM Conservative Growth Portfolio Class 2	42,467	14.60	14.92	631,322	1.20	1.55	1.70	4.97	5.12
PVC SAM Flexible Income Portfolio Class 2	12,963	11.10	11.35	145,753	1.60	1.55	1.70	4.94	5.10
PVC SAM Strategic Growth Portfolio Class 2	18,293	15.89	16.25	295,778	1.20	1.55	1.70	4.12	4.28
PVC Short-Term Income Account Class 1	5,854		7.39	43,243	1.98		1.55		0.44
PVC SmallCap Account Class 2	1,767		12.06	21,314	0.07		1.55		15.36
SST SA Allocation Balanced Portfolio Class 3	1,043,857	13.71	14.75	14,779,130	1.80	1.15	1.90	3.26	4.03
SST SA Allocation Growth Portfolio Class 3	148,173	14.22	15.35	2,182,454	1.66	1.15	1.90	3.76	4.54
SST SA Allocation Moderate Growth Portfolio Class 3	677,696	13.69	14.76	9,567,795	1.73	1.15	1.90	3.67	4.45
SST SA Allocation Moderate Portfolio Class 3	999,019	13.60	14.49	14,201,746	1.75	1.30	2.15	3.33	4.21
SST SA Columbia Focused Value Portfolio Class 3	226		11.61	2,629	0.87		1.10		17.72
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	3,702		10.15	37,564	1.23		1.10		2.06
SST SA Multi-Managed International Equity Portfolio Class 3	3,097		9.06	28,076	1.20		1.10		-1.42
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	1,071		10.46	11,206	0.20		1.40		1.44
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	226		10.77	2,439	0.00		1.10		3.37
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	2,375		11.21	26,623	0.89		1.10		14.48
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	2,425		10.31	25,012	0.66		1.30		3.15
SST SA T. Rowe Price Growth Stock Portfolio Class 3	495		9.90	4,901	0.00		1.70		-0.71
SST SA Wellington Real Return Portfolio Class 3	1,783,541	10.83	11.99	20,139,870	0.00	0.85	2.15	1.50	2.82
SAST SA AB Growth Portfolio Class 1	136,149		61.49	8,372,368	0.21		1.52		1.27
SAST SA AB Growth Portfolio Class 3	173,463	15.83	18.56	6,621,204	0.00	0.85	1.90	0.63	1.69
SAST SA AB Small & Mid Cap Value Portfolio Class 3	926,388	20.11	21.35	23,967,925	0.13	0.85	2.15	22.00	23.60
SAST SA American Funds Asset Allocation Portfolio Class 3	647,533	14.96	16.13	10,093,495	1.77	1.15	1.90	7.05	7.85
SAST SA American Funds Global Growth Portfolio Class 3	1,245,290	12.02	15.33	19,938,601	1.71	1.10	2.15	-1.79	-0.75
SAST SA American Funds Growth Portfolio Class 3	869,856	13.75	16.30	14,844,616	0.32	1.10	2.15	6.86	7.99
SAST SA American Funds Growth-Income Portfolio Class 3	797,506	13.71	15.63	12,940,547	1.41	1.10	2.15	8.85	9.99
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	9,046,744	10.38	12.00	112,007,608	0.77	1.10	2.15	4.73	5.83
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	3,899,036	10.32	10.42	40,521,866	0.06	1.10	2.15	3.19	4.21
SAST SA Columbia Technology Portfolio Class 1	49,368		4.59	226,382	0.00		1.52		15.07
SAST SA Columbia Technology Portfolio Class 3	336,672	17.74	19.15	2,606,769	0.00	1.10	1.90	14.35	15.26
SAST SA DFA Ultra Short Bond Portfolio Class 1	108,656		11.98	1,301,677	0.00		1.52		-1.60
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,162,071	8.47	10.73	11,366,833	0.00	0.85	1.90	-2.21	-1.18
SAST SA Dogs of Wall Street Portfolio Class 1	50,344		26.48	1,332,950	2.24		1.52		16.15
SAST SA Dogs of Wall Street Portfolio Class 3	308,818	20.77	32.68	6,902,730	2.09	0.85	2.15	15.14	16.64
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	85,268		29.79	2,539,917	4.55		1.52		7.11
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,452,999	15.75	25.51	46,460,007	4.48	0.85	2.15	6.18	7.56
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	42,312		36.15	1,529,559	2.39		1.52		6.99
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	638,220	11.81	45.67	12,000,663	1.93	0.85	2.15	6.06	7.44
SAST SA Franklin Small Company Value Portfolio Class 3	783,881	16.99	17.64	13,408,816	0.45	0.85	2.15	27.79	29.45
SAST SA Goldman Sachs Global Bond Portfolio Class 1	38,674		21.61	835,874	0.30		1.52		-0.22
SAST SA Goldman Sachs Global Bond Portfolio Class 3	1,430,897	11.25	16.76	18,466,825	0.07	0.85	2.15	-1.09	0.20
SAST SA Invesco Growth Opportunities Portfolio Class 1	33,462		9.45	316,361	0.00		1.52		2.35
SAST SA Invesco Growth Opportunities Portfolio Class 3	651,361	9.84	16.79	8,289,468	0.00	0.85	2.15	1.46	2.78
SAST SA Invesco Main Street Large Cap Portfolio Class 1	48,495		33.21	1,610,614	0.77		1.52		9.98
SAST SA Invesco Main Street Large Cap Portfolio Class 3	179,239	16.13	22.24	3,648,282	0.54	0.85	2.15	9.02	10.44
SAST SA Invesco VCP Equity-Income Portfolio Class 3	9,653,486	11.94	12.48	118,176,822	0.64	0.95	2.15	7.52	8.81
SAST SA Janus Focused Growth Portfolio Class 3	313,083	14.85	15.58	4,995,596	0.00	0.85	2.15	-3.78	-2.52
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	104,659		25.21	2,638,101	1.63		1.52		5.55
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	717,125	15.32	15.62	11,592,497	1.41	0.85	1.90	4.89	5.99
SAST SA JPMorgan Emerging Markets Portfolio Class 1	72,748		16.07	1,169,093	2.05		1.52		9.04
SAST SA JPMorgan Emerging Markets Portfolio Class 3	537,340	9.16	20.89	6,688,995	1.70	0.85	2.15	8.09	9.50
SAST SA JPMorgan Equity-Income Portfolio Class 1	147,116		51.65	7,598,214	1.89		1.52		13.81
SAST SA JPMorgan Equity-Income Portfolio Class 3	531,957	16.15	17.61	9,814,454	1.69	0.85	2.15	12.82	14.29
SAST SA JPMorgan Global Equities Portfolio Class 1	44,041		27.82	1,225,411	1.35		1.52		4.07
SAST SA JPMorgan Global Equities Portfolio Class 3	113,765	11.64	12.04	1,954,207	1.13	1.10	1.90	3.42	4.25
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	44,896		28.81	1,293,353	1.93		1.52		1.82
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,324,578	13.03	20.70	51,288,871	1.67	0.85	2.15	0.93	2.24
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	86,434		19.76	1,708,060	0.00		1.52		-1.31
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	363,553	16.79	18.48	6,903,535	0.00	0.85	2.15	-2.17	-0.89
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	218,299		58.68	12,808,784	0.87		1.52		12.87
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	807,871	15.18	24.47	21,406,362	0.62	0.85	2.15	11.89	13.35
SAST SA MFS Blue Chip Growth Portfolio Class 1	54,598		10.26	560,015	0.56		1.52		4.75
SAST SA MFS Blue Chip Growth Portfolio Class 3	448,638	10.28	16.11	6,120,247	0.37	0.85	1.90	4.09	5.19
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	59,142		39.51	2,336,697	0.84		1.52		7.00
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	779,675	16.76	19.26	16,759,425	0.63	0.85	2.15	6.07	7.45

65

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31, 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA MFS Total Return Portfolio Class 1	91,359		40.67	3,715,243	2.34		1.52		7.43
SAST SA MFS Total Return Portfolio Class 3	405,701	14.50	24.10	8,876,409	1.99	0.85	1.90	6.76	7.88
SAST SA Morgan Stanley International Equities Portfolio Class 1	116,360		13.31	1,549,145	1.15		1.52		-3.43
SAST SA Morgan Stanley International Equities Portfolio Class 3	624,446	9.28	9.35	7,316,756	0.97	0.85	2.15	-4.28	-3.03
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	8,162,079	10.22	11.02	92,322,514	0.00	1.10	2.15	4.51	5.61
SAST SA PineBridge High-Yield Bond Portfolio Class 1	72,836		30.45	2,217,566	6.57		1.52		16.47
SAST SA PineBridge High-Yield Bond Portfolio Class 3	450,349	13.94	22.63	7,714,472	6.51	0.85	2.15	15.45	16.96
SAST SA Putnam International Growth and Income Portfolio Class 1	90,864		14.87	1,351,555	1.89		1.52		-0.02
SAST SA Putnam International Growth and Income Portfolio Class 3	632,576	8.21	12.43	7,771,766	1.55	0.85	1.90	-0.65	0.40
SAST SA Schroders VCP Global Allocation Portfolio Class 3	3,130,489	10.76	10.86	33,920,757	0.00	1.15	2.15	7.59	8.60
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	5,557,056	10.50	10.62	58,788,432	0.28	0.95	2.15	5.05	6.24
SAST SA Templeton Foreign Value Portfolio Class 3	1,890,243	9.58	10.72	23,365,894	1.69	0.85	2.15	-0.99	0.30
SAST SA VCP Dynamic Allocation Portfolio Class 3	70,792,916	11.62	12.33	850,502,796	1.48	0.95	2.15	2.29	3.52
SAST SA VCP Dynamic Strategy Portfolio Class 3	45,534,805	11.62	12.15	545,243,797	1.44	1.15	2.15	2.92	3.95
SAST SA WellsCap Aggressive Growth Portfolio Class 1	61,797		21.08	1,302,434	0.00		1.52		5.76
SAST SA WellsCap Aggressive Growth Portfolio Class 3	155,054	12.74	13.54	2,274,006	0.00	0.85	1.90	5.10	6.21
VALIC Company I International Equities Index Fund	11,135	8.80	9.35	104,179	2.71	1.10	1.70	-0.44	0.15
VALIC Company I Mid Cap Index Fund	36,079	10.79	12.19	434,538	0.95	1.10	1.70	18.60	19.31
VALIC Company I Nasdaq-100 Index Fund	3,375	10.56	11.91	38,421	0.00	1.10	1.70	4.97	5.60
VALIC Company I Small Cap Index Fund	12,662	10.66	12.39	151,556	1.33	1.10	1.70	19.14	19.86
VALIC Company I Stock Index Fund	78,701	10.60	11.53	902,264	2.06	1.10	1.70	9.72	10.38

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

66

FS VARIABLE SEPARATE ACCOUNT

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.	Separate Account Mergers

At the close of business on November 29, 2019, The United States Life Insurance Company in the City of New York Separate Account USL Variable Annuity Account One (“FS VAA1”) and Variable Annuity Account Two (“FS VAA2”) were consolidated with and into the Separate Account. FS VAA1 and FS VAA2 existed as segregated investment accounts established by the Company to receive and invest premium payments from variable annuity contracts issued by the Company. In effect, the consolidation resulted in the transfer of all subaccounts in FS VAA1 and FS VAA2 to the Separate Account. The purpose of the Consolidation was to reduce the ongoing administrative costs and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements. Activity from operations and contract transactions for the consolidating separate accounts that occurred after November 29, 2019 is included in the Statement of Operations and Changes in Net Assets.

The summary below presents the shares, net asset value per share, fair value, cost of shares held, due to/from general account and net assets for the subaccounts from FS VAA1 and FS VAA2 that consolidated into the Separate Account on November 29, 2019:

The following table contains the funds merged in from FS VAA1.

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
AST SA BlackRock Multi-Asset Income Portfolio Class 1	03311Y608	18,387	$6.63	$121,905	$105,832	$-	$121,905
AST SA Wellington Capital Appreciation Portfolio Class 1	03311Y301	14,613	43.62	637,397	598,416	-	637,397
AST SA Wellington Government and Quality Bond Portfolio Class 1	03311Y889	6,133	15.43	94,636	92,860	-	94,636
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	03311Y707	31,368	8.33	261,298	251,007	-	261,298
SAST SA AB Growth Portfolio Class 1	86703T774	16,234	49.16	798,049	730,875	-	798,049

The following table contains the funds merged in from FS VAA2.

Sub-accounts	CUSIP	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Due from (to) Company’s General Account, Net	Net Assets
SAST SA DFA Ultra Short Bond Portfolio Class 1	86703T402	2,407	$10.62	$25,564	$25,940	$-	$25,564
SAST SA Janus Focused Growth Portfolio Class 1	86704C861	58,416	16.07	938,741	648,660	-	938,741
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	86703T790	46,347	20.39	945,013	997,414	-	945,013
SAST SA MFS Total Return Portfolio Class 1	86703T873	19,389	18.88	366,073	336,909	-	366,073
SAST SA Putnam International Growth and Income Portfolio Class 1	86703T105	23,565	9.68	228,106	254,574	-	228,106

The consolidation did not affect the rights, obligations, or terms of the policyholders. Additionally, the consolidation had no tax consequences on the policyholders, or the Separate Account.

67

The United States Life Insurance Company in the City of New York Audited Statutory Financial Statements At December 31, 2020 and 2019 and for each of the three years ended December 31, 2020

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	69
Supplemental Investment Risks Interrogatories	71
Supplemental Summary Investment Schedule	77
Supplemental Schedule of Reinsurance Disclosures	78

Report of Independent Auditors

To the Board of Directors and Shareholder of

The United States Life Insurance Company in the City of New York

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories, Supplemental Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,

(in millions)	2020	2019

Admitted assets

Cash and investments

Bonds	$19,753	$19,055

Preferred stocks	7	7

Common stocks	26	178

Cash, cash equivalents and short-term investments	205	116

Mortgage loans	3,175	3,345

Contract loans	159	170

Derivatives	39	30

Securities lending reinvested collateral assets	297	126

Other invested assets	1,416	1,228

Total cash and investments	25,077	24,255

Amounts recoverable from reinsurers	54	43

Amounts receivable under reinsurance contracts	5	161

Current federal income tax recoverable	21	-

Deferred tax asset	117	106

Due and accrued investment income	198	205

Premiums due, deferred and uncollected	54	50

Receivables from affiliates	15	15

Other assets	25	42

Separate account assets	4,742	4,663

Total admitted assets	$30,308	$29,540

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,

(in millions, except per share data)	2020	2019

Liabilities

Policy reserves and contractual liabilities

Life and annuity reserves	$21,294	$20,826

Liabilities for deposit-type contracts	775	679

Accident and health reserves	253	293

Premiums received in advance	1	2

Policy and contract claims	106	106

Policyholder dividends	2	2

Total policy reserves and contractual liabilities	22,431	21,908

Experience rated refund	77	79

Payable to affiliates	27	22

Interest maintenance reserve	307	264

Federal income taxes payable	-	50

Derivatives	1	1

Payable for securities lending	295	257

Repurchase agreements	95	94

Collateral for derivatives program	35	49

Accrued expenses and other liabilities	155	201

Net transfers from separate accounts due or accrued	(78)	(99)

Asset valuation reserve	431	480

Separate account liabilities	4,742	4,663

Total liabilities	28,518	27,969

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4

Gross paid-in and contributed surplus	1,913	1,778

Unassigned surplus	(127)	(211)

Total capital and surplus	1,790	1,571

Total liabilities and capital and surplus	$30,308	$29,540

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2020	2019	2018

Revenues

Premiums and annuity considerations	$1,684	$1,847	$(3,607)

Net investment income	1,044	1,155	1,141

Amortization of interest maintenance reserve	31	30	34

Reserve adjustments on reinsurance ceded	(336)	(229)	4,495

Commissions and expense allowances	70	72	83

Separate account fees	115	86	79

Other income	28	25	28

Total revenues	2,636	2,986	2,253

Benefits and expenses

Death benefits	185	148	124

Annuity benefits	334	357	88

Surrender benefits	894	1,060	1,130

Other benefits	85	86	63

Change in reserves	406	642	529

Commissions	74	96	98

General insurance expenses	112	126	114

Net transfers to separate accounts	386	101	211

Other expenses	7	6	29

Total benefits and expenses	2,483	2,622	2,386

Net gain (loss) from operations before dividends to policyholders and federal income taxes	153	364	(133)

Dividends to policyholders	-	-	(1)

Net gain (loss) from operations after dividends to policyholders and before federal income taxes	153	364	(132)

Federal income tax expense	51	147	73

Net gain (loss) from operations	102	217	(205)

Net realized capital gains (losses), net of tax	152	36	(10)

Net income (losses)	$254	$253	$(215)

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2018	$4	$1,778	$(26)	$1,756

Net loss	-	-	(215)	(215)
Change in net unrealized capital gains (losses)	-	-	(1)	(1)
Change in net unrealized foreign exchange capital gains (losses)	-	-	(33)	(33)
Change in deferred tax	-	-	88	88
Change in non-admitted assets	-	-	(160)	(160)
Change in asset valuation reserve	-	-	(75)	(75)
Change in surplus as a result of reinsurance	-	-	28	28
Dividends to stockholder	-	-	(142)	(142)
Prior period corrections	-	-	32	32

Balance, December 31, 2018	$4	$1,778	$(504)	$1,278

Net income	-	-	253	253
Change in net unrealized capital gains (losses)	-	-	99	99
Change in net unrealized foreign exchange capital gains (losses)	-	-	17	17
Change in deferred tax	-	-	101	101
Change in non-admitted assets	-	-	(65)	(65)
Change in asset valuation reserve	-	-	(98)	(98)
Change in surplus as a result of reinsurance	-	-	(2)	(2)
Prior period corrections	-	-	(12)	(12)

Balance, December 31, 2019	$4	$1,778	$(211)	$1,571

Net income	-	-	254	254
Change in net unrealized capital gains (losses)	-	-	(82)	(82)
Change in net unrealized foreign exchange capital gains (losses)	-	-	48	48
Change in deferred tax	-	-	34	34
Change in non-admitted assets	-	-	(38)	(38)
Change in reserve on account of change in valuation basis	-	-	(20)	(20)
Change in asset valuation reserve	-	-	49	49
Change in surplus from separate accounts	-	-	19	19
Other changes in surplus in separate accounts	-	-	(19)	(19)
Paid-in surplus	-	135	-	135
Change in surplus as a result of reinsurance	-	-	(2)	(2)
Dividends to stockholder	-	-	(157)	(157)
Prior period corrections	-	-	(2)	(2)

Balance, December 31, 2020	$4	$1,913	$(127)	$1,790

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2020	2019	2018

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$1,676	$1,804	$1,413
Net investment income collected	964	1,037	1,025
Other income	(124)	(46)	(409)

Total revenue received	2,516	2,795	2,029
Benefits paid	1,356	1,694	1,526
Net transfers to separate accounts	365	96	198
Commissions and expenses paid	195	228	236
Dividends paid to policyholders	-	-	(1)
Federal income taxes paid	183	110	152

Total benefits and expenses paid	2,099	2,128	2,111

Net cash provided by (used in) operations	417	667	(82)

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,133	3,629	4,272
Stocks	50	9	22
Mortgage loans	423	347	326
Real estate	-	-	7
Other invested assets	698	432	557
Miscellaneous proceeds	131	224	322

Total proceeds from investments sold, matured or repaid	4,435	4,641	5,506
Cost of investments acquired:
Bonds	3,655	3,994	3,942
Stocks	17	7	20
Mortgage loans	381	673	584
Other invested assets	521	551	582
Miscellaneous purchases	203	90	196

Total cost of investments acquired	4,777	5,315	5,324

Net adjustment in contract loans	(11)	(7)	(10)

Net cash (used in) provided by investing activities	(331)	(667)	192

Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	133	(2)	28
Net deposits on deposit-type contracts	121	106	(20)
Dividends to Parent	(157)	-	(142)
Other, net	(94)	(160)	156

Net cash provided by (used in) financing and miscellaneous activities	3	(56)	22
Net increase (decrease) in cash, cash equivalents and short-term investments	89	(56)	132
Cash, cash equivalents and short-term investments at beginning of year	116	172	40

Cash, cash equivalents and short-term investments at end of year	$205	$116	$172

Non-cash activities, excluded from above:
Non-cash AIG Global Real Estate transactions	$-	$-	$84
Non-cash Investment Real Estate sale	-	-	7
Non-cash transfer from other invested assets to common stocks	-	23	-
Non-cash transfer from common stocks to other invested assets	20	-	-
Non-cash transfer from mortgage loans to other invested assets	142	27	-

See accompanying Notes to Statutory Financial Statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (USL or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term “AIG Parent” means American International Group, Inc. and not any of AIG Parent’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (NYDFS). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company offers a broad portfolio of individual fixed and variable annuity and life insurance products. In October 2016, the Company made a strategic decision to refocus its group benefits business, which included the decision to cease quoting new business in the employer and voluntary group benefits lines and seek strategic alternatives for group products distributed through sponsored organizations such as professional and affinity associations.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

NYDFS recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities,

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company’s statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC’s IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the

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property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2020 or 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the

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transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $613 million and $575 million at December 31, 2020 and 2019, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in

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which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.5 billion at December 31, 2020.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied New York Rule 213 (NY’s version of VM-21) requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic

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valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $7.0 billion of insurance in-force and $220 million of reserves as of December 31, 2020, and $8.5 billion of insurance in-force and $245 million of reserves as of December 31, 2019, for which the gross premiums are less than the net premiums according to the standard of valuation set by the NYDFS.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

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Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation of New York Rule 213 (NY’s version of VM-21) was $(20) million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

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Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2020, two out-of-period errors were identified and corrected relating to annuity reserves which decreased unassigned surplus by $2 million.

In 2019, two out-of-period errors were identified and corrected, which decreased unassigned surplus by $12 million. The most significant of these was a decrease in reserve adjustments on reinsurance ceded due to a private placement cash issue.

In 2018, five out-of-period errors were identified and corrected, which increased unassigned surplus by $32 million. The most significant of these was a decrease in deferred annuity reserves due to a system conversion.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would

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be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Bonds:
U.S. government obligations	$346	$99	$-	$445
All other governments	475	80	(2)	553
States, territories and possessions	110	22	-	132
Political subdivisions of states, territories and possessions	43	11	-	54
Special revenue	1,324	197	-	1,521
Industrial and miscellaneous	16,905	2,225	(65)	19,065
Hybrid securities	98	21	(1)	118
Bank loans	452	1	(11)	442
Total bonds	19,753	2,656	(79)	22,330
Preferred stock	7	1	-	8
Common stock	26	-	-	26
Total equity securities	33	1	-	34
Total	$19,786	$2,657	$(79)	$22,364
December 31, 2019
Bonds:
U.S. government obligations	$431	$45	$-	$476
All other governments	484	56	(3)	537
States, territories and possessions	114	12	(1)	125
Political subdivisions of states, territories and possessions	44	8	-	52
Special revenue	1,387	110	(2)	1,495
Industrial and miscellaneous	15,857	1,358	(51)	17,164
Hybrid securities	142	30	-	172
Bank loans	596	3	(7)	592
Total bonds	19,055	1,622	(64)	20,613
Preferred stock	7	1	-	8
Common stock	178	-	-	178
Total equity securities	185	1	-	186
Total	$19,240	$1,623	$(64)	$20,799

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
Bonds:
U.S. government obligations	$16	$-	$-	$-	$16	$-
All other governments	2	-	11	(1)	13	(1)
Special revenue	4	-	-	-	4	-
Industrial and miscellaneous	1,328	(39)	395	(29)	1,723	(68)
Hybrid securities	6	(1)	2	-	8	(1)
Bank loans	284	(12)	-	-	284	(12)
Total bonds	1,640	(52)	408	(30)	2,048	(82)
Preferred stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$1,640	$(52)	$408	$(30)	$2,048	$(82)
December 31, 2019
Bonds:
U.S. government obligations	$2	$-	$-	$-	$2	$-
All other governments	4	-	20	(3)	24	(3)
States, territories and possessions	24	(1)	-	-	24	(1)
Special revenue	81	(2)	15	-	96	(2)
Industrial and miscellaneous	1,209	(24)	517	(29)	1,726	(53)
Hybrid securities	1	-	2	-	3	-
Bank loans	293	(7)	-	-	293	(7)
Total bonds	1,614	(34)	554	(32)	2,168	(66)
Preferred stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$1,614	$(34)	$554	$(32)	$2,168	$(66)

As of December 31, 2020 and 2019, the number of bonds and equity securities in an unrealized loss position was 419 and 431, respectively. Bonds comprised 418 of the total of which 88 were in a continuous loss position greater than 12 months at December 31, 2020. Bonds comprised 428 of the total of which 134 were in a continuous loss position greater than 12 months at December 31, 2019.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2020 and 2019, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2020
Due in one year or less	$313	$319
Due after one year through five years	2,016	2,113
Due after five years through ten years	3,400	3,776
Due after ten years	9,110	10,846
LBaSS	4,914	5,276
Total	$19,753	$22,330

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $61 million and $78 million at December 31, 2020 and 2019, respectively which is the fair value. At December 31, 2020 and 2019, the Company had no income excluded from due and accrued for bonds.

At December 31, 2020, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 5 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2019, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC guidelines (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2020	2019
Consumer Noncyclical	20.9%	24.1%
Energy	15.4	13.0
Communications	-	13.7
Consumer Cyclical	13.5	14.3

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2020		December 31, 2019

(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$4,914	$5,276	$4,868	$5,172

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2020 and 2019, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2020 and 2019, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2020, 2019 and 2018, the Company recognized total OTTI of $14 million, $13 million and $6 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2020 and 2019, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
LBaSS	$709	$(22)	$274	$(12)	$983	$(34)
December 31, 2019
LBaSS	$543	$(8)	$334	$(12)	$877	$(20)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2020	2019
Balance, beginning of year	$222	$248
Increases due to:
Credit impairment on new securities subject to impairment losses	3	1
Additional credit impairment on previously impaired investments	11	12
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	4	39
Balance, end of year	$232	$222

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2020.

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.2 billion and $3.4 billion at December 31, 2020 and 2019, respectively. Contractual interest rates range from 0.0 percent to 12.0 percent. The mortgage loans at December 31, 2020 had maturity dates ranging from 2020 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2020	2019
Geographic distribution:
Mid-Atlantic	33.4%	31.6%
Pacific	17.1	21.3
Foreign	13.5	12.1
South Atlantic	11.6	10.0
East North Central	8.1	8.3
West South Central	6.0	5.9
Mountain	3.5	4.2
New England	4.4	4.1
East South Central	1.8	1.9
West North Central	0.6	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.6%	37.3%
Office	24.2	22.3
Retail	13.6	13.3
Industrial	15.7	14.0
Hotel/motel	4.0	4.8
Other	4.9	8.3
Total	100.0%	100.0%

At December 31, 2020, there were 52 mortgage loans with outstanding balances of $20 million or more which represented approximately 58 percent of the portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2020 and 2019:

	Years Ended December 31,
	2020		2019
(in millions)	Maximum	Minimum	Maximum	Minimum
Multi-family	6.02%	3.32%	6.00%	2.75%
Retail	-	-	6.36	6.36
Office	4.50	1.75	6.58	1.75
Industrial	4.00	2.80	4.77	1.45
Hotel/Motel	12.00	4.25	-	-
Other	5.28	2.94	5.80	2.79

The Company reduced the interest rate on one loan during 2020. The Company did not reduce any interest rates during 2019.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 115.0 percent and 80.0 percent in 2020 and 2019, respectively.

At December 31, 2020, the Company held $59 million in impaired mortgages with $25 million of related allowances for credit losses and $34 million in impaired loans without a related allowance. At December 31, 2019, the Company held $60 million in impaired mortgages with $34 million of related allowances for credit losses and $26 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $59 million and $55 million, at December 31, 2020 and 2019, respectively. The Company recognized interest income from impaired loans of $1 million, $1 million and $2 million in 2020, 2019 and 2018, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2020	2019	2018
Balance, beginning of year	$36	$22	$20
Additions charged to unrealized capital loss	13	14	2
Direct write-downs charged against allowance	(12)	-	-

Balance, end of year	$37	$36	$22

During 2020, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2020	2019
Current	$3,168	$3,343
30 - 59 days past due	-	2
90 - 179 days past due	7	-
Total	$3,175	$3,345

At December 31, 2020 and 2019, the Company had mortgage loans outstanding under participant or co-lender agreements of $2.6 billion and $2.7 billion, respectively.

In addition, the Company had $59 million and $60 million in restructured loans at December 31, 2020 and 2019, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2020:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$52	0.20%	$-	-%
b. 91% to 95%	3	-	-	-	-	-
c. 81% to 90%	11	-	42	0.20	-	-
d. 71% to 80%	38	0.20	137	0.50	-	-
e. below 70%	104	0.40	2,788	10.90	-	-

Troubled Debt Restructuring

At both December 31, 2020 and 2019, the Company held no restructured debt for which impairment was recognized. The Company had no outstanding commitments at December 31, 2020 and 2019 to debtors that hold loans with restructured terms.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2020, 2019 and 2018.

The Company had no sales of real estate property and had no impairment write-downs in real estate during 2020 and 2019. The Company recognized a gain of less than $1 million on the sale of real estate property and had no impairment write-downs for its investment in real estate during 2018.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2020	2019
Investments in limited liability companies	$140	$296
Investments in limited partnerships	795	715
Other unaffiliated investments	427	196
Receivable for securities	26	18
Cash collateral on derivatives	31	18
Non-admitted assets	(3)	(15)

Total	$1,416	$1,228

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $179 million and $180 million at December 31, 2020 and 2019, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $3 million during 2020. The Company recorded impairment write-downs in joint ventures and partnerships of $13 million during 2019.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2020	2019	2018
Bonds	$880	$960	$946
Common stocks	1	1	1
Cash and short-term investments	5	11	3
Mortgage loans	143	151	144
Real estate	-	-	1
Contract loans	10	11	11
Derivatives	(13)	24	25
Investment income from affiliates	3	1	2
Other invested assets	45	29	35
Gross investment income	1,074	1,188	1,168
Investment expenses	(30)	(33)	(27)

Net investment income	$1,044	$1,155	$1,141

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$74	$54	$(49)
Common stocks	45	17	(1)
Cash and short-term investments	-	-	1
Mortgage loans	(12)	(8)	(9)
Real estate	-	-	(2)
Derivatives	56	20	(16)
Other invested assets	123	27	30
Realized capital gains (losses)	286	110	(46)
Federal income tax (expense) benefit	(60)	(23)	10
Net (gains) losses transferred to IMR	(74)	(51)	26

Net realized capital gains (losses)	$152	$36	$(10)

During 2020, 2019 and 2018, the Company recognized $17 million, $19 million and $17 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2020	2019	2018
Proceeds	$1,610	$1,691	$2,073
Gross realized capital gains	$184	$117	$11
Gross realized capital losses	(60)	(43)	(50)

Net realized capital gains (losses)	$124	$74	$(39)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$24	$6	$(30)
Preferred and common stocks	(145)	144	-
Mortgage loans	20	2	(12)
Derivatives	11	(26)	34
Other invested assets	47	20	(34)
Federal income tax benefit (expense)	9	(30)	8

Net change in unrealized (losses) gains of investments	$(34)	$116	$(34)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2020	2019	2020	2019	2020	2019
Bonds -AC	5	6	$82	$49	$83	$49
LB&SS -AC	3	2	26	3	28	3
Preferred Stock -AC	-	-	-	-	-	-
Preferred Stock -FV	-	-	-	-	-	-

Total	8	8	$108	$52	$111	$52
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2020 and 2019, the Company had bonds loaned with a fair value of approximately $290 million and $258 million pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
30 days or less	$53	$68
31 to 60 days	99	81
61 to 90 days	143	108
Subtotal	295	257
Securities collateral received	-	-

Total collateral received	$295	$257

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$297	$297	$126	$126
Subtotal	297	297	126	126
Securities collateral received	-	-	-	-

Total collateral reinvested	$297	$297	$126	$126

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2020 and 2019, bonds with a fair value of approximately $97 million and $104 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
Open positions	$-	$-
30 days or less	66	11
31 to 60 days	-	45
61 to 90 days	-	-
Greater than 90 days	29	38
Subtotal	95	94
Securities collateral received	-	-

Total collateral received	$95	$94

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$3	$-	$4	$31

2. Overnight	47	55	35	26

3. 2 Days to 1 Week	101	140	68	55

4. > 1 Week to 1 Month	101	98	100	95

5. > 1 Month to 3 Months	16	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$-	$-	$-	$-

2. Overnight	16	16	-	-

3. 2 Days to 1 Week	82	22	39	48

4. > 1 Week to 1 Month	-	75	60	48

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$267	$292	$206	$207

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$98	$112	$99	$95

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$84	$97	$129	$124
Greater than three years	-	-	-	-
Subtotal	84	97	129	124
Securities collateral received	-	-	-	-

Total collateral reinvested	$84	$97	$129	$124

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$100	$92	$91	$84

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	102	101	101	97

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$61	$23	$-

b. Bonds - FV	-	71	26	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	61	23	-

q. Total Assets - FV	-	71	26	-

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$-	$-	$-	$-

b. Bonds - FV	-	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	-	-	-

q. Total Assets - FV	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2020	2019
On deposit with states	$16	$16
Securities lending	204	223
Collateral held on securities lending	295	257
FHLB stock and collateral pledged	518	360
Subject to repurchase agreements	84	100
Collateral for derivatives	30	18
Other restricted assets	-	5

Total	$1,147	$979

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;
•	Borrowers with low credit ratings (FICO scores);
•	Interest-only or negative amortizing loans;
•	Unconventionally high initial loan-to-value ratios;
•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;
•	Borrowers with less than conventional documentation of their income and/or net assets;
•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,
•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2020
In general account:
RMBS	$208	$206	$232	$(2)
CDOs	300	298	321	(3)
Total subprime exposure	$508	$504	$553	$(5)
December 31, 2019
In general account:
RMBS	$213	$216	$241	$(1)
CDOs	216	212	228	(3)
CMBS	1	1	1	-
Total subprime exposure	$430	$429	$470	$(4)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $11 million in 2020, an unrealized capital loss of $26 million in 2019 and an unrealized capital gain of $34 million in 2018, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year ended 2020, as a result of increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2020, the Company held collateral for derivatives of $35 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2020			December 31, 2019
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$1,237	$43	$43	$1,542	$24	$24
Foreign exchange contracts	378	19	19	464	25	25
Equity contracts	1,057	139	139	1,119	106	106
Derivative assets, gross	2,672	201	201	3,125	155	155
Counter party netting	-	(162)	(162)	-	(125)	(125)
Derivative assets, net	$2,672	$39	$39	$3,125	$30	$30
Liabilities:
Interest rate contracts	$1,267	$24	$24	$989	$22	$22
Foreign exchange contracts	771	31	31	508	13	13
Equity contracts	1,157	108	108	1,233	91	91
Derivative liabilities, gross	3,195	163	163	2,730	126	126
Counter party netting	-	(162)	(162)	-	(125)	(125)
Derivative liabilities, net	$3,195	$1	$1	$2,730	$1	$1

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2020		December 31, 2019
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$201	$(163)	$155	$(126)
Amount offset	(162)	162	(125)	125

Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$39	$(1)	$30	$(1)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2020		December 31, 2019
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$1,237	2060	$1,542	2056
Foreign exchange contracts	378	2048	464	2049
Equity contracts	1,057	2021	1,119	2020
Derivative liabilities:
Interest rate contracts	1,267	2051	989	2050
Foreign exchange contracts	771	2056	508	2056
Equity contracts	1,157	2021	1,233	2020

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $79 million and $58 million at December 31, 2020 and 2019, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2020
Assets:
Bonds	$22,312	$19,735	$-	$19,481	$2,831
Preferred stocks	8	7	2	6	-
Common stocks	19	19	-	19	-
Cash, cash equivalents and short-term investments	205	205	43	162	-
Mortgage loans	3,429	3,175	-	-	3,429
Contract loans	159	159	-	-	159
Receivables for securities	26	26	-	26	-
Securities lending reinvested collateral assets	297	297	-	297	-
Separate account assets	375	375	-	375	-
Liabilities:
Policy reserves and contractual liabilities	692	515	-	15	677
Payable for securities	22	22	-	22	-
Payable for securities lending	295	295	-	295	-
December 31, 2019
Assets:
Bonds	$20,612	$19,054	$-	$17,864	$2,748
Preferred stocks	8	7	2	6	-
Common stocks	13	13	-	13	-
Cash, cash equivalents and short-term investments	116	116	27	89	-
Mortgage loans	3,539	3,345	-	-	3,539
Contract loans	170	170	-	-	170
Receivables for securities	18	18	-	18	-
Securities lending reinvested collateral assets	126	126	-	126	-
Separate account assets	35	35	-	35	-
Liabilities:
Policy reserves and contractual liabilities	663	534	-	18	645
Payable for securities	34	34	-	34	-
Payable for securities lending	257	257	-	257	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$3	$1	$-	$4
Bank loans	-	14	-	-	14
Total bonds	-	17	1	-	18
Derivative assets:
Interest rate contracts	-	43	-	-	43
Foreign exchange contracts	-	19	-	-	19
Equity contracts	1	138	-	-	139
Counterparty netting	-	-	-	(162)	(162)
Total derivative assets	1	200	-	(162)	39
Separate account assets	3,706	661	-	-	4,367
Total assets at fair value	$3,707	$878	$1	$(162)	$4,424
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$24	$-	$-	$24
Foreign exchange contracts	-	31	-	-	31
Equity contracts	2	106	-	-	108
Counterparty netting	-	-	-	(162)	(162)
Total derivative liabilities	2	161	-	(162)	1
Total liabilities at fair value	$2	$161	$-	$(162)	$1

December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$-	$1	$-	$1
Total bonds	-	-	1	-	1
Common stock
Industrial and miscellaneous	165	-	-	-	165
Total common stock	165	-	-	-	165
Derivative assets:
Interest rate contracts	-	24	-	-	24
Foreign exchange contracts	-	25	-	-	25
Equity contracts	-	106	-	-	106
Counterparty netting	-	-	-	(125)	(125)
Total derivative assets	-	155	-	(125)	30
Separate account assets	3,453	1,175	-	-	4,628
Total assets at fair value	$3,618	$1,330	$1	$(125)	$4,824
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$22	$-	$-	$22
Foreign exchange contracts	-	13	-	-	13
Equity contracts	1	90	-	-	91
Counterparty netting	-	-	-	(125)	(125)
Total derivative liabilities	1	125	-	(125)	1
Total liabilities at fair value	$1	$125	$-	$(125)	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Common Stocks	Total Assets
Balance, January 1, 2019	$2	$1	$3
Total realized/unrealized capital gains or losses:
Included in net income	-	3	3
Included in surplus	-	-	-
Purchases, issuances and settlements	(1)	(4)	(5)
Transfers into Level 3	1	-	1
Transfers out of Level 3	(1)	-	(1)
Balance, December 31, 2019	$1	$-	$1
Total realized/unrealized capital gains or losses:
Included in net income	(1)	-	(1)
Included in surplus	1	-	1
Purchases, issuances and settlements	-	-	-
Transfers into Level 3	6	5	11
Transfers out of Level 3	(6)	(5)	(11)
Balance, December 31, 2020	$1	$-	$1

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2020 and 2019, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2020 and 2019 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2020.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2020
Derivative assets at fair value	$1	$200	$-	$201
Derivative liabilities at fair value	2	161	-	163

December 31, 2019
Derivative assets at fair value	$-	$155	$-	$155
Derivative liabilities at fair value	1	125	-	126

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,

(in millions)	2020	2019

Life insurance	$3,447	$3,443
Annuities (excluding supplementary contracts with life contingencies)	16,051	15,794
Supplementary contracts with life contingencies	97	74
Disability - active lives	2	2
Disability - disabled lives	64	72
Excess of VM-21 reserves over basic reserves	214	-
Excess of AG 43 reserves over basic reserves	-	76
Deficiency reserves	220	243
Other miscellaneous reserve	1,515	1,509

Gross life and annuity reserves	21,610	21,213
Reinsurance ceded	(316)	(387)

Net life and annuity reserves	21,294	20,826

Accident and health reserves
Unearned premium reserves	10	16
Present value of amounts not yet due on claims	220	261
Additional contract reserves	41	41

Gross accident and health reserves	271	318
Reinsurance ceded	(18)	(25)

Net accident and health reserves	253	293

Aggregate policy reserves	$21,547	$21,119

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A.    Individual Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$2,096	$-	$-	$2,096	11.25%
b. At book value less current surrender
charge of 5% or more	2,880	-	-	2,880	15.46%
c. At fair value	-	-	4,243	4,243	22.78%

d. Total with market adjustment or at fair value	4,976	-	4,243	9,219	49.49%
e. At book value without adjustment
(minimal or no charge or adjustment)	6,583	-	-	6,583	35.36%
(2) Notsubject to discretionary withdrawal	2,820	-	1	2,821	15.15%

(3) Total(gross: direct + assumed)	$14,379	$-	$4,244	$18,623	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$14,379	$-	$4,244	$18,623

(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$54	$-	$-	$54

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B.    Group Annuities:

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$1	$-	$-	$1	0.05%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	-	-	3	3	0.14%

d. Total with market adjustment or at fair value	1	-	3	4	0.19%
e. At book value without adjustment
(minimal or no charge or adjustment)	546	-	-	546	25.23%
(2) Notsubject to discretionary withdrawal	1,223	391	-	1,614	74.58%

(3) Total(gross: direct + assumed)	$1,770	$391	$3	$2,164	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$1,770	$391	$3	$2,164

(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$-	$-	$-	$-

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C.    Deposit-Type Contracts (no life contingencies):

	December 31, 2020

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total

(1) Subjectto discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-%
c. At fair value	1	-	-	1	0.13%

d. Total with market adjustment or at fair value	1	-	-	1	0.13%
e. At book value without adjustment
(minimal or no charge or adjustment)	22	-	-	22	2.84%
(2) Notsubject to discretionary withdrawal	752	-	-	752	97.03%

(3) Total(gross: direct + assumed)	$775	$-	$-	$775	100.00%

(4) Reinsuranceceded	-	-	-	-

(5) Total(net)* (3) - (4)	$775	$-	$-	$775

(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$-	$-	$-	$-

* Represents annuity reserves reported in separate accounts liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2020:

	December 31, 2020

	General Account			Separate Account - Nonguaranteed

(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve

A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$-	$6	$18	$-	$-	$-
(2) Universal life	1,280	1,267	1,321	-	-	-
(3) Universal life with secondary guarantees	143	125	625	-	-	-
(4) Indexed universal life	9	8	9	-	-	-
(5) Indexed universal life with secondary guarantees	31	19	44	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	54	358	406	11	11	11
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	2	2	2	12	12	12
(10) Miscellaneous reserves	-	-	-	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	XXX	XXX	$1,021	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	-	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	2	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	64	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	299	XXX	XXX	-

C. Total (gross: direct + assumed)	$1,519	$1,785	$3,811	$23	$23	$23

D. Reinsurance ceded	65	58	316	-	-	-

E. Total (net) (C) - (D)	$1,454	$1,727	$3,495	$23	$23	$23

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2020		December 31, 2019
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)

Variable annuities	$4,328	$-	$4,014	$-
Variable life	23	-	20	-
Bank-owned life insurance - hybrid	-	-	594	-
Terminal funding	391	-	35	-

Total	$4,742	$-	$4,663	$-

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2020 and 2019 is $104 million and $27 million, respectively.

There was no separate account business seed money at December 31, 2020 and 2019.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account

2020	$45	$-
2019	37	-
2018	30	-
2017	27	-
2016	30	1

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

December 31, 2020
Premiums, considerations or deposits	$-	$-	$-	$595	$595

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,274	$4,274
Amortized costs	-	391	-	-	391

Total reserves	$-	$391	$-	$4,274	$4,665

By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$-	$391	$-	$-	$391
At market value	$-	$-	$-	$4,272	$4,272

Subtotal	-	391	-	4,272	4,663
Not subject to discretionary withdrawal	-	-	-	2	2

Total reserves	$-	$391	$-	$4,274	$4,665

December 31, 2019
Premiums, considerations or deposits	$-	$-	$-	$305	$305

Reserves for accounts with assets at:
Market value	$-	$-	$-	$4,564	$4,564

Total reserves	$-	$-	$-	$4,564	$4,564

By withdrawal characteristics:
At market value	$-	$-	$-	$3,970	$3,970

Subtotal	-	-	-	3,970	3,970
Not subject to discretionary withdrawal	-	-	-	594	594

Total reserves	$-	$-	$-	$4,564	$4,564

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2020	2019	2018

Transfers to separate accounts	$595	$305	$380
Transfers from separate accounts	(209)	(204)	(169)

Net transfers to separate accounts	386	101	211
Reconciling adjustments:
Deposit-type contracts	-	-	-

Total reconciling adjustments	-	-	-

Transfers as reported in the Statutory Statements of Operations	$386	$101	$211

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $214 million and $76 million at December 31, 2020 and 2019, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $8 million and $8 million at December 31, 2020 and 2019, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $87 million and $19 million at December 31, 2020 and 2019, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 13.2 percent and 14.9 percent of gross insurance in-force at December 31, 2020 and 2019, respectively. Policyholder dividends for the years ended December 31, 2020 and 2019 were not significant.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2020		December 31, 2019
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$-	$-	$2	$2
Ordinary renewal	15	51	8	45

Total	$15	$51	$10	$47

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2020, 2019 or 2018. Reinsurance premiums ceded in 2020, 2019 and 2018 were $210 million, $214 million and $5.3 billion, respectively. The reserve credit taken on reinsurance ceded was $334 million and $411 million at December 31, 2020 and 2019, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020 and 2019, the Company’s reinsurance recoverables were $54 million and $43 million, respectively.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs.

The Company manages the capital impact of statutory reserve requirements under Regulation XXX through intercompany reinsurance. The Company has a coinsurance/modified coinsurance agreement (the Co/Modco Agreement) with AIG Life of Bermuda, Ltd. (AIGB), an affiliated offshore life insurer. Under the Co/Modco Agreement, AIGB reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. AIGB is a Bermuda licensed insurer but is not licensed to transact insurance or reinsurance, nor is accredited as a reinsurer in the State of New York. At December 31, 2020 and 2019, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($210 million and $264 million, respectively) ceded to AIGB were fully secured by letters of credit. These letters of credit, secured by AIGB for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by AIG Parent in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future AIG Parent events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $47 million, $42 million and $26 million in 2020, 2019 and 2018, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

No treaties with non-affiliated reinsurers were commuted in 2020, 2019 or 2018.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company and American General Life Insurance Company, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, apart from a $39 million ceding commission, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company received approximately $39 million of ceding commission at contract inception, which was primarily recognized directly in surplus.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $1 million was paid in March 2021.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG’s Parent 10-K for year ending December 31, 2019.

On June 2, 2020, AIG Parent completed the sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P. (Carlyle FRL), an investment fund advised by an affiliate of The Carlyle Group Inc. (Carlyle), and T&D United Capital Co., Ltd. (T&D), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG Parent, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the Majority Interest Fortitude Sale). AIG Parent established Fortitude Reinsurance Company Ltd. (Fortitude Re), a wholly owned subsidiary of Fortitude Holdings, in 2018 in a series of reinsurance transactions related to AIG Parent’s Legacy Portfolio. As of December 31, 2020, approximately $30.5 billion of reserves from AIG’s Parent’s Legacy Life and Retirement Run-Off Lines and approximately $4.1 billion of reserves from AIG’ Parent’s Legacy General Insurance Run-Off Lines, related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. As of closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions and Fortitude Re is the reinsurer of the majority of AIG Parent’s Legacy Portfolio. As these reinsurance transactions are structured as modified coinsurance and loss portfolio transfers with funds withheld, following the closing of the Majority Interest Fortitude Sale, AIG Parent continues to reflect the invested assets, which consist mostly of available for sale securities, supporting Fortitude Re’s obligations, in AIG’ Parent’s financial statements.

Following closing, AIG contributed $700 million of the proceeds of the Majority Interest Fortitude Sale to certain of its General Insurance subsidiaries and $135 million of the proceeds of the Majority Interest Fortitude Sale to The United States Life Insurance Company in the City of New York. AIG retained $615 million of the proceeds it had previously expected to contribute to certain of its Life and Retirement subsidiaries; as a result of the lower contribution, AIG received reduced dividend distributions from its Life and Retirement subsidiaries in 2020 compared to its original plan.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective as of July 1, 2020, the Company executed a First Amendment to the Amended and Restated Modified Coinsurance Agreement with Fortitude Reinsurance Company, Ltd. (“Fortitude”) (the “Amended Modco”) pursuant to which additional business was ceded by the Company to Fortitude.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2020
Statutory Statements of Assets, Liabilities and Capital and Surplus

Funds withheld				$1

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2019, 2018 and 2017	Total Reported at December 31, 2019	As of and Year Ended December 31, 2020
Statutory Statement of Operations

Premiums and annuity considerations	$(5,086)	$(47)	$(5,133)	$(32)
Commissions and expense allowances	8	21	29	7
Reserve adjustments on reinsurance ceded	5,086	(846)	4,240	(328)

Total revenues	8	(872)	(864)	(353)

Death benefits	-	(81)	(81)	(29)
Annuity benefits	-	(825)	(825)	(269)
Surrender benefits	-	(58)	(58)	(15)
Other benefits	-	(91)	(91)	(26)

Total benefits and expenses	-	(1,055)	(1,055)	(339)

Net gain from operations before dividends to policyholders and federal income taxes	8	183	191	(14)
Dividends to policyholders	-	(3)	(3)	(1)

Net gain from operations after dividends to policyholders and before federal income taxes	$8	$186	$194	$(13)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$648	$114	$762	$633	$95	$728	$15	$19	$34
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	648	114	762	633	95	728	15	19	34
DTA non-admitted	465	114	579	452	95	547	13	19	32
Net admitted DTA	183	-	183	181	-	181	2	-	2
DTL	66	-	66	75	-	75	(9)	-	(9)
Total	$117	$-	$117	$106	$-	$106	$11	$-	$11

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	117	-	117	106	-	106	11	-	11
1. Adjusted gross DTA expected to be realized following the reporting date	117	-	117	106	-	106	11	-	11
2. Adjusted gross DTA allowed per limitation threshold	-	-	316	-	-	292	-	-	24
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	66	-	66	75	-	75	(9)	-	(9)
DTA admitted as the result of application of SSAP 101	$183	$-	$183	$181	$-	$181	$2	$-	$2

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	920%	788%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,105	$1,946

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax expense
Federal	$51	$147	$73
Federal income tax on net capital gains (losses)	60	23	(10)
Federal income tax incurred	$111	$170	$63

	Years Ended December 31,
(in millions)	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$524	$531	$(7)
Investments	1	1	-
Deferred acquisition costs	109	85	24
Fixed assets	5	5	-
Tax credit carryforward	1	1	-
Other (including items less than 5% of total ordinary tax assets)	8	10	(2)
Subtotal	648	633	15
Non-admitted	465	452	13
Admitted ordinary deferred tax assets	183	181	2
Capital:
Investments	114	95	19
Real estate	-	-	-
Subtotal	114	95	19
Statutory valuation allowance adjustment	-	-	-
Non-admitted	114	95	19
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	183	181	2
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	15	15	-
Policyholder reserves	51	60	(9)
Deferred tax liabilities	66	75	(9)
Net deferred tax assets	$117	$106	$11

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2020	2019	Change
Total adjusted deferred tax assets	$762	$728	$34
Total deferred tax liabilities	66	75	(9)
Net adjusted deferred tax assets	$696	$653	43
Tax effect of unrealized capital gains (losses)			(9)
Change in net deferred income tax			$34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2020		December 31, 2019		December 31, 2018
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$76	21.0%	$89	21.0%	$(37)	21.0%
Change in valuation adjustment	-	-	(16)	(3.8)	16	(9.0)
Surplus adjustments	(5)	(1.3)	(3)	(0.7)	13	(7.1)
Prior year return true-ups and adjustments	(1)	(0.3)	-	-	(11)	5.9
Amortization of interest maintenance reserve	9	2.5	4	1.0	(7)	4.0
Change in non-admitted assets	(1)	(0.3)	(3)	(0.7)	3	(1.6)
Dividend received deduction	(1)	(0.3)	(2)	(0.4)	(2)	0.6
Statutory income tax expense	$77	21.3%	$69	16.4%	$(25)	13.8%

Federal income taxes incurred	$111	30.5%	$170	40.2%	$63	(35.8)%
Change in net deferred income taxes	(34)	(9.2)	(101)	(23.8)	(88)	49.6
Statutory income tax expense	$77	21.3%	$69	16.4%	$(25)	13.8%

At December 31, 2020, the Company’s foreign tax credits carry forward for 2020 through 2024 totaled less than $1 million.

At December 31, 2020, the Company had no operating loss carry forwards or capital loss carry forwards.

At December 31, 2020, the Company had less than $1 million of general business credit carry forwards.

At December 31, 2020, the Company had no charitable contribution carry forwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2018	$-
2019	48
2020	70
Total	$118

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $762 million and concluded that no valuation allowance was required at December 31, 2020. Similarly, the Company assessed its ability to realize DTAs of $728 million and concluded that no valuation allowance was required at December 31, 2019.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2020	2019
Gross unrecognized tax benefits at beginning of year	$-	$-
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$-	$-

As of December 31, 2020 and 2019, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were less than $1 million, for both years.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2020 and 2019, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2020, 2019 and 2018, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2020, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2019 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2020.

Alternative Minimum Tax Credit

(in millions)	2020
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$-
(3) Amounts recovered	-
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2020 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC

AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC

AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC

AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC

AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC

AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC

AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC

AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.

AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.

AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.

AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.

AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.

AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.

AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company

AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.

AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC

AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC

AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Insurance Company	American General Life Services Company, LLC

American General Realty	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation

American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.	Barnegat Funding Corp.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	CAP Investor 10, LLC

CAP Investor 14, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.

Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.	Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.

Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC

LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited

Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Raptor Funding Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.

SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.	Sandstone (2016) Ltd.	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC

Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC

SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC

SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC

The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	The United States Life Insurance Company of the City of New York	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC

Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company

Western World Insurance Group, Inc.

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2020, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York State Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by the Company without prior approval of the NYDFS in a calendar year is set forth in New York Insurance Law. With respect to 2020, the maximum amount of dividends that can be paid by us to the Parent without prior approval of the NYDFS is the lesser of: (1) 10 percent of the Company’s statutory surplus as regards policyholders as of the immediately preceding calendar year; or (2) statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. The maximum amount of dividends that can be paid to the Parent in the year 2021 without consent of the NYDFS is $102 million, which represents the net gain from operations of the Company at December 31, 2020.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2020, 2019 and 2018:

Date	Type	Cash or Non-cash	Amount (in millions)
2020
March 27, 2020	Ordinary	Cash	$157

2018
June 26, 2018	Ordinary	Cash	$70
September 24, 2018	Ordinary	Cash	36
December 26, 2018	Ordinary	Cash	36

The Company paid no dividends to its Parent in 2019.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2020	2019	2018
Defined benefit plans	$(1)	$-	$(2)
Total	$(1)	$-	$(2)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expenses associated with this plan were $3 million, $4 million and $3 million in 2020, 2019 and 2018, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2020, 2019 and 2018 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $2 million, $3 million and $3 million as of December 31, 2020, 2019 and 2018, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the FHLB of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2020 is $424 million.

The following table presents the aggregate carrying value of stock held with FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2020	2019
Membership stock - Class B	$8	$8
Activity stock	11	5
Total	$19	$13

Actual or estimated borrowing capacity as determined by the insurer	$665	$884

The Company did not hold any Class A or Excess Stock at December 31, 2020 or 2019.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$518	$560	$360	$379

Maximum amount pledged during reporting period	$545	$565	$373	$385

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2020	2019
Amount outstanding	$240	$117

Maximum amount borrowed during reporting period	$240	$142

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2020 or 2019.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
5-year fixed rate	April 5, 2019	42
5-year fixed rate	April 16, 2019	52
6-year fixed rate	July 15, 2019	23

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $576 million and $737 million at December 31, 2020 and 2019, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2020, $241 million are currently expected to expire in 2021 and the remainder by 2024, based on the expected life cycle of the related fund and the Company’s historical funding trends for such commitments.

At December 31, 2020 and 2019, the Company had $107 million and $245 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $2 million are expected to expire in 2021 and the remainder by 2029, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had $2 million of accrued liability at both December 31, 2020 and 2019, for these guarantee fund assessments. The Company has recorded receivables of $2 million and $2 million at December 31, 2020 and 2019, respectively, for expected recoveries against the payment of future premium taxes.

During 2020 and 2019, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. Some of the changes in law made by the SECURE Act are complex and still require further regulatory guidance. We have implemented new processes and procedures, where needed, designed to comply with the new requirements.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On October 26, 2020, AIG announced its intention to separate its Life & Retirement business from AIG. No decisions have yet been made regarding the structure of the proposed initial disposition of up to a 19.9% interest in the Life and Retirement business. In addition, any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing thereof, or that a separation will in fact occur. For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2020.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG’s broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $435 million, $218 million and $395 million of pre-tax restructuring and other costs in 2020, 2019 and 2018, respectively, primarily comprised of employee severance charges.

CARES Act

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. This legislation contains multiple provisions, including some that provide greater access to assets held in tax-qualified retirement plans and IRAs for qualifying individuals, which have relevance to the products and services offered by the Company. The relief provided in the CARES Act includes, among others, temporary liberalization of access to distributions and loans, and loan repayment suspension, for eligible individuals in many defined contribution retirement plans; a waiver of the 10% additional tax on qualifying distributions which otherwise applies to early distributions (generally, prior to age 59 1⁄2) from retirement plans and IRAs; and a temporary waiver of required minimum distributions due to be taken in 2020 from retirement plans and IRAs. The Company has implemented an array of forms, processes and procedures to assist in making these provisions available to plan sponsors, plan participants and IRA owners. All of these temporary provisions expired by the end of 2020. Any additional liberalization would require enactment of new legislation.

COVID-19

The impact of COVID-19 crisis is evolving rapidly and will depend upon the scope and duration of the crisis as well as the actions taken by governments, regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for the year ended December 31, 2020, for additional information regarding the impact of this event on AIG and its businesses.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Specific to AIG’s Life & Retirement segment, which includes the Company’s businesses, the most significant impacts relating to COVID-19 have been the impact of interest rate and equity market levels on spread and fee income, and adverse mortality. Additionally, we have a diverse investment portfolio with material exposures to various forms of credit risk. Because of the far reaching economic impacts of COVID-19, it is likely that there will be continued impact on the value of the portfolio; however, at this point in time, uncertainty surrounding the duration and severity of the COVID-19 crisis make the short-term or long-term financial impact difficult to quantify. Our management is actively monitoring the Company’s claims activity and evaluating the potential direct and indirect impacts that COVID-19 may have on the Company’s businesses, operations and investments (including resulting from accommodations if any we may provide to our clients during this crisis).

Additional information on AIG Parent is publicly available in AIG Parent’s regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Affiliate Transactions

During the year ended December 31, 2020, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the NYDFS.

On June 2, 2020, in connection with AIG Parent’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated Modco”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated Modco amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG Parent’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

In June 2020, the Company received a pass-through Capital Contribution from AGC Life in the amount of $135 million in connection with AIG Parent’s sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P.

In January 2019, USL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP (“U.S. Fund III”), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $120 million, which represents an approximately 8% equity interest in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $31 million and received a cash payment of approximately $12 million. In December 2020, USL and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. USL sold equity interests in the fund representing approximately 2% of Fund III to the third parties for a purchase price of approximately $16 million. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the terms of loan agreements between USL and the third parties.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP (“Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $39.6 million (representing an approximately 8.6% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $8.7 million) and received a cash payment from the fund (approximately $5.6 million). The Company’s unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $36.5 million.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, “AIGGRE”), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”),

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $72 million (representing an approximately 6% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $32.2 million) and cash (approximately $15.9 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $135 million (representing approximately 5% equity interest therein) and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $67.8 million) and cash (approximately $36.2 million). Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $26.1 million (representing an approximately 4% equity interest therein), and contributed to the fund a combination of the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $12.9 million) and cash (approximately $4.2 million).

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $22.7 million, $18.6 million, $22.3 million, $8 million and $40.8 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I and Europe Fund II were approximately $23.5 million, $20.9 million, $72.7 million, $7.3 million and $42.8 million, respectively.

At December 31, 2018, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $23.7 million, $29.1 million and $11.9 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At December 31, 2020, the Company did not have any amounts outstanding under the facility.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2020:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AIG LIFE FUNDS HLDGS LTD	$7	$-	$7	Not Applicable
AIGGRE Europe Real Estate Fund I S.C.SP	11	-	11	Not Applicable
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	15	-	15	Not Applicable
AIGGRE U.S. Real Estate Fund I, LP	20	-	20	Not Applicable
AIGGRE U.S. Real Estate Fund II, LP	54	-	54	Not Applicable
AIGGRE U.S. Real Estate Fund III, LP	51	-	51	Not Applicable
Total	$158	$-	$158

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Parent Capital Management Corporation, in the amount of $157 million and $89 million at December 31, 2020 and 2019, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG Parent and certain affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG Parent or the affiliate providing the service. The Company was charged $112 million, $123 million and $112 million under such agreements for the years ended December 31, 2020, 2019 and 2018, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $22 million, $19 million and $19 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant. In addition, the Company had liabilities for structured settlement transactions where the affiliated property and casualty insurers were no longer contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were issued.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2020 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
26545QAQ2	$12,388	$12,388	$-	$12,388	$23,953	03/31/2020
05990QAM5	2,984	2,984	-	2,984	2,414	03/31/2020
45254NKQ9	2,268	2,204	64	2,204	2,254	03/31/2020
43739EAB3	2,188	2,138	50	2,138	2,178	03/31/2020
05952DAB4	3,874	3,745	129	3,745	3,862	03/31/2020
75115VAA3	8,002	6,613	1,389	6,613	7,393	03/31/2020
92922FS25	4,401	4,213	188	4,213	4,019	03/31/2020
92927XAA2	9,313	9,265	48	9,265	8,180	03/31/2020
17307G6L7	3,078	2,946	132	2,946	2,854	03/31/2020
45668JAF3	4,729	4,676	53	4,676	4,137	03/31/2020
02660TDH3	2,306	2,249	57	2,249	2,175	03/31/2020
36297TAE2	674	668	6	668	670	03/31/2020
86361WAA9	6,445	6,291	154	6,291	6,188	03/31/2020
362257AC1	8,025	7,576	449	7,576	6,947	03/31/2020
92922FZK7	1,996	1,931	65	1,931	1,912	03/31/2020
25150WAA2	3,855	3,730	125	3,730	3,482	03/31/2020
74923CAE2	8,015	5,492	2,523	5,492	7,601	03/31/2020
32051GJ55	1,830	1,809	21	1,809	1,626	03/31/2020
007036LR5	2,636	2,600	36	2,600	2,407	03/31/2020
12669EF50	2,520	2,451	69	2,451	2,379	03/31/2020
86359BWR8	4,000	3,911	89	3,911	3,657	03/31/2020
41161PSJ3	30,366	29,074	1,292	29,074	29,524	03/31/2020
02150TAD2	822	797	25	797	802	03/31/2020
86358EZT6	4,726	4,631	95	4,631	4,618	03/31/2020
00441YAA0	5,143	5,030	113	5,030	5,128	03/31/2020
05946XSQ7	1,169	1,167	2	1,167	1,167	03/31/2020
362334AA2	7,564	7,412	152	7,412	7,126	03/31/2020
80556XAF4	17,815	17,507	308	17,507	17,345	03/31/2020
45254NPW1	2,859	2,792	67	2,792	2,840	03/31/2020
762010AC0	1,829	1,740	89	1,740	1,824	03/31/2020
74923XAA4	6,952	6,304	648	6,304	6,347	03/31/2020
68389FJZ8	18,153	17,655	498	17,655	17,571	03/31/2020
040104CT6	3,052	2,958	94	2,958	2,845	03/31/2020
22541QXQ0	120	-	120	-	-	03/31/2020
225458AQ1	486	484	2	484	482	03/31/2020
126680AB3	3,740	3,647	93	3,647	3,727	03/31/2020
89176EAC4	1,478	1,474	4	1,474	1,298	03/31/2020
23242GAD6	4,530	4,388	142	4,388	4,342	03/31/2020
64352VNZ0	3,129	3,012	117	3,012	2,854	03/31/2020
466286AA9	3,595	3,353	242	3,353	3,492	03/31/2020
75114GAA7	2,662	2,651	11	2,651	2,515	03/31/2020
12669FN25	2,827	2,770	57	2,770	2,702	03/31/2020
126670FC7	2,966	2,928	38	2,928	2,958	03/31/2020
03927NAE3	55	-	55	-	19	03/31/2020
12652CBE8	143	141	2	141	132	03/31/2020
69374JBU4	121	117	4	117	78	03/31/2020
69372XBS0	195	192	3	192	159	03/31/2020

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
69372XBQ4	$563	$556	$7	$556	$506	03/31/2020
69372XBT8	81	78	3	78	75	03/31/2020
69374XBQ2	705	698	7	698	602	03/31/2020
69374XBT6	93	90	3	90	83	03/31/2020
69375BBQ9	630	626	4	626	536	03/31/2020
69375BBT3	51	48	3	48	47	03/31/2020
693684BR2	963	945	18	945	804	03/31/2020
693684BU5	116	112	4	112	99	03/31/2020
525221GM3	5,663	5,547	116	5,547	5,613	03/31/2020
Quarterly Total	$230,889	$220,804	$10,085	$220,804	$230,548
3622MSAA0	$383	$369	$14	$369	$352	06/30/2020
126694LE6	2,456	2,425	31	2,425	2,322	06/30/2020
007036KG0	4,197	4,195	2	4,195	4,146	06/30/2020
76111XRR6	1,136	1,113	23	1,113	1,110	06/30/2020
126694DP0	5,219	5,149	70	5,149	5,034	06/30/2020
466247KK8	1,758	1,739	19	1,739	1,749	06/30/2020
05946XUE1	12,869	12,446	423	12,446	11,677	06/30/2020
41162DAF6	9,883	9,746	137	9,746	9,705	06/30/2020
16162WMD8	2,118	2,105	13	2,105	2,114	06/30/2020
74958TAK9	517	495	22	495	472	06/30/2020
45254TRP1	222	219	3	219	206	06/30/2020
Quarterly Total	$40,758	$40,001	$757	$40,001	$38,887
040104QN4	$18,921	$18,661	$260	$18,661	$18,846	09/30/2020
12544KAA1	10,202	9,953	249	9,953	9,366	09/30/2020
25151RAA2	2,767	2,743	24	2,743	2,548	09/30/2020
126694JS8	1,442	1,425	17	1,425	1,379	09/30/2020
05530VAA7	16,439	16,170	269	16,170	14,981	09/30/2020
855541AC2	5,913	5,602	311	5,602	5,695	09/30/2020
126694GF9	8,837	8,548	289	8,548	8,038	09/30/2020
863579B64	2,760	2,742	18	2,742	2,414	09/30/2020
878048AG2	252	236	16	236	244	09/30/2020
07387BFZ1	352	48	304	48	50	09/30/2020
69372XBR2	825	815	10	815	742	09/30/2020
69374XBS8	394	386	8	386	325	09/30/2020
69374XBR0	1,486	1,471	15	1,471	1,230	09/30/2020
69375BBS5	285	278	7	278	244	09/30/2020
69375BBR7	851	840	11	840	704	09/30/2020
693684BS0	1,483	1,472	11	1,472	1,202	09/30/2020
693684BT8	495	485	10	485	385	09/30/2020
Quarterly Total	$73,704	$71,875	$1,829	$71,875	$68,393
32051GPW9	$879	$879	$-	$879	$902	12/31/2020
59022HLP5	213	120	93	120	124	12/31/2020
46614KAB2	8,693	7,916	777	7,916	2,997	12/31/2020
16163LAA0	1,801	1,779	22	1,779	1,725	12/31/2020
92922FEC8	1,145	1,130	15	1,130	1,125	12/31/2020
86358EE69	3,562	3,562	-	3,562	3,897	12/31/2020
126694EK0	1,711	1,592	119	1,592	1,697	12/31/2020
12669EQ41	1,179	623	556	623	982	12/31/2020
94984NAA0	152	138	14	138	152	12/31/2020
50179MAH4	865	766	99	766	628	12/31/2020
69371VBH9	304	301	3	301	361	12/31/2020
693680BK5	102	100	2	100	157	12/31/2020
Quarterly Total	$20,606	$18,906	$1,700	$18,906	$14,747
		Year-end total	$14,371

Supplemental Information

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2020
Investment income earned:
Government bonds	$13
Other bonds (unaffiliated)	867
Common stocks (unaffiliated)	1
Cash and short-term investments	5
Mortgage loans	143
Contract loans	10
Other invested assets	48
Derivative instruments	(13)
Gross investment income	$1,074

Mortgage loans - book value:
Commercial mortgages	$3,004
Residential mortgages	157
Mezzanine loans	51
Total mortgage loans	$3,212

Mortgage loans by standing - book value:
Good standing	$3,153
Good standing with restructured terms	59
Total mortgage loans	$3,212

Partnerships - statement value	$1,360

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Common stocks	$7

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,126
Over 1 year through 5 years	4,487
Over 5 years through 10 years	5,003
Over 10 years through 20 years	2,704
Over 20 years	6,438
Total maturity	$19,758

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$10,842
Class 2	7,281
Class 3	792
Class 4	529
Class 5	253
Class 6	61
Total by class	$19,758

Total bonds, short-term and cash equivalent bond investments publicly traded	$12,422
Total bonds, short-term and cash equivalent bond investments privately placed	7,336

Preferred stocks - statement value	$7
Common stocks - market value	26
Short-term investments - book value	5
Cash equivalents - book value	178
Options, caps and floors owned - statement value	57
Collar, swap and forward agreements open - statement value	(18)
Futures contracts open - current value	(1)
Cash on deposit	22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2020
Life insurance in-force:
Ordinary	$75,020
Credit	27
Group	895

Amount of accidental death insurance in-force under ordinary policies	237

Life insurance policies with disability provisions in-force:
Ordinary	4,847
Group life	13

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	48
Income payable	25

Ordinary - involving life contingencies:
Amount on deposit	25
Income payable	12

Group - not involving life contingencies:
Amount on deposit	5
Income payable	5

Annuities:
Ordinary:
Immediate - amount of income payable	$237
Deferred, fully paid - account balance	6,560
Deferred, not fully paid - account balance	8,743

Group:
Amount of income payable	124
Fully paid - account balance	1,150
Not fully paid - account balance	518

Accident and health insurance - premiums in-force:
Other	$2
Group	26
Credit	-

Deposit funds and dividend accumulations:
Deposit funds - account balance	$244
Dividend accumulations - account balance	18

Claim payments in 2020:
Group accident & health:
2020	$10,277
2019	7,898
2018	10,401
2017	76,903
2016	140,726
Prior	1,279,948

Other accident & health:
2020	(1,647)
2019	(3,420)
2018	(919)
2017	(1,084)
2016	817
Prior	35,033

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2020

(in millions)

1. The Company’s total admitted assets as of December 31, 2020 are $30.3 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2020 are $25.6 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	Bonds	$235	0.90%
b.	AIG Global Real Estate Investment Corp	OIA	177	0.70
c.	Bristol-Myers Squibb Company	Bonds	153	0.60
d.	Comcast Corporation	Bonds	138	0.50
e.	KPMG LLP	Bonds	129	0.50
f.	Carlyle Group	OIA	117	0.50
g.	Raytheon Technologies Corp	Bonds	116	0.50
h.	Duke Energy Corporation	Bonds	115	0.40
i.	General Electric Company	Bonds	111	0.40
j.	Marathon Petroleum Corporation	Bonds	104	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$10,842	42.40%	P/RP - 1	$2	-%
NAIC - 2	7,281	28.50	P/RP - 2	5	-
NAIC - 3	792	3.10	P/RP - 3	-	-
NAIC - 4	528	2.10	P/RP - 4	-	-
NAIC - 5	253	1.00	P/RP - 5	-	-
NAIC - 6	61	0.20	P/RP - 6	-	-

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$3,807	14.90%
b.	Foreign currency denominated investments	1,009	3.90
c.	Insurance liabilities denominated in that same foreign currency	-	-

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$3,295	12.90%
b.	Countries rated NAIC - 2	423	1.70
c.	Countries rated NAIC - 3 or below	90	0.40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$958	3.70%
	Country 2: Cayman Islands	486	1.90
b.	Countries rated NAIC - 2
	Country 1: Peru	78	0.30
	Country 2: Panama	78	0.30
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey	22	0.10
	Country 2: Dominican Republic	9	-

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,009	3.90%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,009	3.90%
b.	Countries rated NAIC - 2	-	-
c.	Countries rated NAIC - 3 or below	-	-

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$532	2.10%
	Country 2: Ireland	128	0.50
b.	Countries rated NAIC - 2
	Country 1:	-	-
	Country 2:	-	-
c.	Countries rated NAIC - 3 or below
	Country 1:	-	-
	Country 2:	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Royal Dutch Shell plc	Bonds	$82	0.30%
b.	Challenger	OTHER OIA	79	0.30
c.	TOTAL S.A.	Bonds	77	0.30
d.	5555189 Century-Fixed	COMMERCIAL MORTGAGE LOAN	62	0.20
e.	5555207 Bailey 2	COMMERCIAL MORTGAGE LOAN	61	0.20
f.	5555143 Project Chapter	COMMERCIAL MORTGAGE LOAN	61	0.20
g.	HSBC Holdings plc	Bonds	53	0.20
h.	Swan Funding Series 2011-1A	ABS	50	0.20
i.	5555164 MiFlats20490405	COMMERCIAL MORTGAGE LOAN	47	0.20
j.	Vodafone Group Plc	Bonds	47	0.20

11. Assets held in Canadian investments and un-hedged Canadian currency are less than 2.5 percent of the Company’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG Global Real Estate Investment Corp	$177	0.70%
b.	Carlyle Group	117	0.50
c.	AIG Home Loan	89	0.30
d.	Flats at Atlas	83	0.30
e.	Challenger	79	0.30
f.	Massachusetts Mutual Life Insurance Company	43	0.20
g.	Luxor Capital Group LP	42	0.20
h.	The Hanley	40	0.20
i.	Ridgemont Equity Partners	37	0.10
j.	DARSANA CAPITAL GP LLC	37	0.10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$517	2.00%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 4 LLC	$89	0.30
b.	Flats at Atlas	83	0.30
c.	Challenger	79	0.30

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$177	$-	$177
b.	Carlyle Group	117	117	-
c.	AIG Home Loan	89	-	89
d.	Flats at Atlas	83	83	-
e.	Challenger	79	79	-
f.	MASS MUTUAL LIFE INS CO	43	43	-
g.	Luxor Capital Group LP	42	42	-
h.	The Hanley	40	40	-
i.	Ridgemont Equity Partners	37	37	-
j.	DARSANA CAPITAL GP LLC	37	37	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	$85	0.30%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002683, NY	70	0.30
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	62	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	62	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	62	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	61	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	61	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002742, DC	49	0.20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$145	0.60%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	59	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$52	0.20%	$-	-%
b. 91% to 95%	3	-	-	-	-	-
c. 81% to 90%	11	-	42	0.20	-	-
d. 71% to 80%	38	0.20	137	0.50	-	-
e. below 70%	104	0.40	2,788	10.90	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$222	0.90%	$230	$242	$202
b.	Repurchase agreements	84	0.30	100	92	91
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$-	-%	$-	-%
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$47	0.20%	$30	$32	$37
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$32	0.10%	$25	$28	$31
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$346	1.4%	$346	$-	$346	1.4%
All other governments	475	1.9	475	-	475	1.9
U.S. states, territories and possessions, etc. guaranteed	110	0.4	110	-	110	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	43	0.2	43	-	43	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,324	5.3	1,324	-	1,324	5.3
Industrial and miscellaneous	16,904	67.4	16,904	-	16,904	67.4
Hybrid securities	98	0.4	98	-	98	0.4
Parent, subsidiaries and affiliates	-	-	-	-	-	-
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	453	1.8	453	-	453	1.8
Total long-term bonds	19,753	78.8	19,753	-	19,753	78.8
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	7	-	7	-	7	-
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	7	-	7	-	7	-
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	-	-	-	-	-	-
Industrial and miscellaneous Other (Unaffiliated)	19	0.1	19	-	19	0.1
Parent, subsidiaries and affiliates Publicly traded	-	-	-	-	-	-
Parent, subsidiaries and affiliates Other	7	-	7	-	7	-
Total common stocks	26	0.1	26	-	26	0.1
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	157	0.6	157	-	157	0.6
Commercial mortgages	3,004	12.0	3,004	-	3,004	12.0
Mezzanine real estate loans	51	0.2	51	-	51	0.2
Total valuation allowance	(37)	(0.1)	(37)	-	(37)	(0.1)
Total mortgage loans	3,175	12.7	3,175	-	3,175	12.7
Real estate:
Properties occupied by company	-	-	-	-	-	-
Properties held for production of income	-	-	-	-	-	-
Properties held for sale	-	-	-	-	-	-
Total real estate	-	-	-	-	-	-
Cash, cash equivalents and short-term investments:
Cash	22	0.1	22	137	159	0.6
Cash equivalents	178	0.7	178	160	338	1.4
Short-term investments	5	-	5	-	5	-
Total cash, cash equivalents and short-term investments	205	0.8	205	297	502	2.0
Contract loans	159	0.6	159	-	159	0.6

Derivatives	39	0.2	39	-	39	0.2

Other invested assets	1,363	5.4	1,360	-	1,360	5.4

Receivables for securities	26	0.1	26	-	26	0.1

Securities Lending	297	1.2	297	XXX	XXX	XXX

Other invested assets	30	0.1	30	-	30	0.1

Total invested assets	$25,080	100.0%	$25,077	$297	$25,077	100.0%

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:        __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:        __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)   Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b)   Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2020 and 2019

and for the years ended December 31, 2020, 2019 and 2018

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company (the “Company”), which comprise the statutory statements of admitted assets and of liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2021

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2020	December 31, 2019
Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2020 - $14,633; 2019 - $14,014)	$13,717	$13,277
Common stocks, at carrying value (cost: 2020 - $210; 2019 - $235)	250	245
Preferred stocks, at carrying value (cost: 2020 - $0; 2019 - $17)	-	17
Other invested assets (cost: 2020 - $2,200; 2019 - $2,406)	2,571	2,663
Mortgage loans	2,043	2,539
Short-term investments, at amortized cost (approximates fair value)	124	44
Cash and cash equivalents	441	441
Receivable for securities sold	21	112
Total cash and invested assets	$19,167	$19,338

Investment income due and accrued	$137	$146
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,162	1,278
Premiums and installments booked but deferred and not yet due	140	144
Accrued retrospective premiums	435	490
High deductible policy receivables	40	43
Reinsurance recoverable on paid losses	612	400
Funds held by or deposited with reinsurers	261	215
Net deferred tax assets	621	724
Receivables from parent, subsidiaries and affiliates	94	9
Other assets	198	223
Allowance for uncollectible accounts	(39)	(45)
Total admitted assets	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  5        STATEMENTS OF ADMITTED ASSETS – As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2020	December 31, 2019
Liabilities
Reserves for losses and loss adjustment expenses	$8,979	$9,732
Unearned premium reserves	2,731	3,104
Commissions, premium taxes, and other expenses payable	119	135
Reinsurance payable on paid loss and loss adjustment expenses	816	541
Current federal and foreign taxes payable to parent	15	2
Funds held by company under reinsurance treaties	1,809	1,945
Provision for reinsurance	25	16
Ceded reinsurance premiums payable, net of ceding commissions	487	400
Collateral deposit liability	277	276
Payable for securities purchased	246	194
Payable to parent, subsidiaries and affiliates	196	142
Derivative instruments	22	9
Other liabilities	410	474
Total liabilities	$16,132	$16,970

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,556,054 shares issued and outstanding	$31	$31
Capital in excess of par value	6,730	6,485
Unassigned surplus (deficit)	(870)	(1,381)
Special surplus funds from reinsurance	805	860
Total capital and surplus	$6,696	$5,995
Total liabilities, capital and surplus	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  6        STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2020	2019	2018
Statements of Operations
Underwriting income:
Premiums earned	$4,832	$5,369	$5,009

Underwriting deductions:
Losses incurred	3,255	2,920	3,945
Loss adjustment expenses	366	814	315
Other underwriting expenses	1,547	1,904	1,858

Total underwriting deductions	5,168	5,638	6,118

Net underwriting loss	(336)	(269)	(1,109)

Investment gain:
Net investment income earned	664	825	1,027
Net realized capital gain (loss) (net of capital gains tax expense: 2020 - $22; 2019 - $42; 2018 - $69)	91	127	(111)

Net investment gain	755	952	916

Net loss from agents’ or premium balances charged-off	(2)	(1)	(3)
Other expense	(113)	(96)	(136)

Net Income (loss) after capital gains taxes and before federal income taxes	304	586	(332)
Federal and foreign income tax benefit	(13)	(35)	(54)
Net Income (Loss)	$317	$621	$(278)

Change in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,995	$5,923	$6,238
Adjustment to beginning surplus (Note 2)	(9)	21	71

Capital and surplus, as of January 1,	5,986	5,944	6,309
Cumulative effect of changes in accounting principles	-	(39)	-
Other changes in capital and surplus:
Net Income (loss)	317	621	(278)
Change in net unrealized capital gain (loss) (net of capital gain (loss) tax expense (benefit): 2020 - $(15); 2019 - ($1); 2018 - ($50)	178	21	(137)
Change in net deferred income tax	(77)	(143)	31
Change in nonadmitted assets	11	115	(91)
Change in provision for reinsurance	(9)	13	(10)
Capital contribution (Return of Capital)	245	(504)	150
Change in par value of common stock	-	2	-
Foreign exchange translation	(116)	(12)	(20)
Change in assumed mortgage guaranty contingency reserve	(21)	(26)	(31)
Change in ceded mortgage guaranty contingency reserve	184	-	-
Other surplus adjustments	(2)	3	-
Total changes in capital and surplus	710	51	(386)
Capital and Surplus, as of December 31,	$6,696	$5,995	$5,923
See Notes to Statutory Basis Financial Statements

  7        STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2020	2019	2018
Cash from Operations:
Premiums collected, net of reinsurance	$4,809	$5,118	$5,292
Net investment income	583	677	839
Miscellaneous income (expense)	(6)	9	4

Sub-total	5,386	5,804	6,135

Benefit and loss related payments	3,848	4,296	4,832
Commission and other expense paid	2,141	2,510	2,599
Federal and foreign income taxes recovered	(14)	(8)	(1)

Net cash (used in) provided from operations	(589)	(994)	(1,295)

Cash from Investments:
Proceeds from investments sold, matured, or repaid
Bonds	3,708	4,296	3,990
Stocks	51	140	339
Mortgage loans	485	293	111
Other investments	1,338	1,374	1,790

Total proceeds from investments sold, matured, or repaid	5,582	6,103	6,230

Cost of investments acquired:
Bonds	4,434	3,637	3,766
Stocks	46	12	56
Mortgage loans	45	164	748
Other investments	782	914	870

Total cost of investments acquired	5,307	4,727	5,440

Net cash provided from (used in) investing activities	275	1,376	790

Cash from Financing and Miscellaneous Sources:
Capital contributions	245	(15)	-
Borrowed fund repaid	-	-	(65)
Intercompany receipts	211	11	599
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(27)
Collateral deposit liability (payments) receipts	1	(93)	(24)
Other (payments) receipt	(61)	(75)	60
Net cash (used in) provided from financing and miscellaneous activities	394	(173)	543

Net change in cash, cash equivalents, and short-term investments	80	209	38
Cash, cash equivalents, and short-term investments

Beginning of year	485	276	238

End of year	$565	$485	$276

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

  8        STATEMENTS OF CASH FLOW – for the years ended December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool.

The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling participation percentages under the Combined Pooling Agreement and states of domicile are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	35%	New York
Lexington	19437	30%	Delaware
APCC	19402	0%	Illinois
C&I	19410	0%	New York
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2020, 2019, and 2018.

  9        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2020	2019	2018
California	$84	$90	$103
Florida	59	62	68
United Arab Emirates	50	61	66
New York	39	32	36
Texas*	14	24	26
Bermuda**	1	57	16
Thailand**	7	27	8

* Texas was below 5% in 2020 and 2019.

**Bermuda and Thailand were below 5% in 2020 and 2018.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2020, 2019 and 2018 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

For the affiliated loss portfolio transfer (“LPT”) agreements entered into during 2018, the Company received permitted practices to present the consideration paid in relation to statutory reserves ceded to Fortitude Reinsurance Company Limited (“Fortitude Re”) and Eaglestone Reinsurance Company (“Eaglestone”) within paid losses rather than as premium written and earned. The classification change has no effect on net income or surplus. Refer to Note 5 for further details.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

  10        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2020, 2019 or 2018 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2020	2019	2018

Net Income (loss), NY SAP			$317	$621	$(278)
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	17	(60)	13
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Net Income (loss) , NAIC SAP			$334	$561	$(265)

Statutory surplus, NY SAP			$6,696	$5,995	$5,923
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(116)	(133)	(73)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	(43)	(54)	(61)
Adverse Development Cover	62R	(d)	(799)	(854)	(920)
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Statutory surplus, NAIC SAP			$5,738	$4,954	$4,869

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(d)

Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall changes to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

  11        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests	Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded at as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

  12        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

  13        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31,	2020	2019	2018
Net written premiums subject to retrospectively rated contracts	$67	$91	$93
Percentage of total net written premiums	1.5%	1.7%	1.9%

As of December 31, 2020 and 2019, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $435 and $490, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $36 and $41 as of December 31, 2020 and 2019, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $6 and $6 as of December 31, 2020 and 2019, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2020 and 2019:

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

  14        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

December 31, 2019	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$423	$423	$7	$430
General Liabilities	481	481	6	487
Workers Compensation	3,352	3,352	35	3,387
Total	$4,256	$4,256	$48	$4,304

As of December 31, 2019, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,013, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2019 were $1,142, or 27% of the total high deductible. Additionally, as of December 31, 2019, the Company had recoverables on paid claims greater than 90 days overdue of $23, of which $6 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2020 and 2019:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2020	2019
Counterparty 1	$155	$142
Counterparty 2	100	89
Counterparty 3	53	86
Counterparty 4	50	74
Counterparty 5	50	69
Counterparty 6	47	54
Counterparty 7	40	51
Counterparty 8	39	35
Counterparty 9	34	22
Counterparty 10	25	21

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

  15        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2020 and 2019, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported (“IBNR”) and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

  16        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2020 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2020 and 2019 were $1,264 and $1,303, respectively.

As of December 31, 2020, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company of Texas	Texas	No	$ 152
American General Life Insurance Company of Delaware	Delaware	No	248
The United State Life Insurance Company in the City of New York	New York	Yes	812

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

  17        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the statement of operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

  18        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

  19        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; and/or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company’s share of:

•	direct and assumed premium as gross premium,
•	underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus,
•	insurance and reinsurance balances in the Statements of Admitted Assets,
•

all other non-insurance assets and liabilities held by the Association, all of which are on its members’ behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

•	cashflows in the Statements of Cash Flows.

  20        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2020, 2019 and 2018 of $5, $7 and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2020, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

  21        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2020 Changes

In 2020, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments were no longer accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $39 and was reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

2018 Changes

In 2018, there were no significant changes or modifications in the SSAP.

  22        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2020, 2019 and 2018 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(9), $21 and $72, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2020, 2019 and 2018 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2020 corrections would have decreased the 2019 and 2018 pre-tax income by $2 and $0, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2020, 2019 and 2018 is presented in the following tables:

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,995	$22,965	$16,970
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(9)	(9)	-
Total adjustments to beginning Capital and Surplus	(9)	(9)	-
Balance at January 1, 2020 as adjusted	$5,986	$22,956	$16,970

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,923	$24,667	$18,744
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	9	-	(9)
Income tax corrections	12	12	-
Total adjustments to beginning Capital and Surplus	21	12	(9)
Balance at January 1, 2019 as adjusted	$5,944	$24,679	$18,735

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) Premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2018 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2017	$6,238	$25,638	$19,400
Adjustments to beginning Capital and Surplus:
Asset corrections	56	56	-
Liability corrections	6	-	(6)
Income tax corrections	10	10	-
Total adjustments to beginning Capital and Surplus	72	66	(6)
Balance at January 1, 2018 as adjusted	$6,310	$25,704	$19,394

  23        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections – The increase in net admitted assets is primarily the result of a) an understatement in the carrying value of an investment impacting 2017 financials; b) deposit accounting not recorded within contract terms.

Liability corrections – The decrease in total liabilities is primarily the result of a) a net decrease in unearned premium reserves on multi-year direct policies; partially offset by b) an increase due to an over-cession of premiums and losses on a specific program.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2020 and 2019 are outlined in the tables below:

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$175	$8	$(1)	$182
All other governments	120	3	(2)	121
States, territories and possessions	248	52	-	300
Political subdivisions of states, territories and possessions	208	10	-	218
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,503	152	(4)	2,651
Industrial and miscellaneous	10,463	732	(34)	11,161
Total	$13,717	$957	$(41)	$14,633

December 31, 2019	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$267	$3	$-	$270
All other governments	116	2	(2)	116
States, territories and possessions	361	34	-	395
Political subdivisions of states, territories and possessions	298	9	-	307
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,492	97	(2)	2,586
Industrial and miscellaneous	9,743	614	(17)	10,340
Total	$13,277	$759	$(21)	$14,014

  24        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The carrying values and fair values of bonds at December 31, 2020, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2020	Carrying Value	Fair Value
Due in one year or less	$533	$537
Due after one year through five years	2,287	2,397
Due after five years through ten years	1,659	1,758
Due after ten years	1,407	1,597
Structured securities	7,954	8,469
Total	$13,840	$14,758

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2020 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	2.3%	3.5%
Hotel/Motel	12.0%	12.0%
Residential	2.9%	4.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2020 and 2019:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2020
Recorded Investment
Current	$-	$-	$194	$-	$1,824	$-	$2,018
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	-	-	24	-	24
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$196	$-	$1,848	$-	$2,044
2019
Recorded Investment
Current	$-	$-	$398	$-	$2,066	$73	$2,537
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	-	-	1
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$400	$-	$2,066	$73	$2,539

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2020, 2019 and 2018 for LBaSS.

As of December 31, 2020, 2019 and 2018, the Company held LBaSS for which it recognized $31, $13 and $43, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

  25        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2020	2019
Aggregate unrealized losses:
Less than 12 Months	$28	$9
12 Months or longer	$13	$10
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,158	$1,013
12 Months or longer	$449	$511

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2020 and 2019 are set forth in the tables below:

December 31, 2020	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$8	$(1)	$-	$-	$8	$(1)
All other governments	17	(11)	4	(5)	21	(16)
States, territories and possessions	17	-	-	-	17	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	339	(4)	1	-	340	(4)
Industrial and miscellaneous	1,376	(45)	477	(29)	1,853	(74)
Total bonds	$1,757	$(61)	$482	$(34)	$2,239	$(95)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Total bonds and stocks	$1,767	$(62)	$482	$(34)	$2,249	$(96)

December 31, 2019	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$22	$-	$-	$-	$22	$-
All other governments	13	(7)	7	(6)	20	(13)
States, territories and possessions	-	-	-	-	-	-
Political subdivisions of states, territories and possessions	4	-	-	-	4	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	126	(1)	149	(1)	275	(2)
Industrial and miscellaneous	1,289	(25)	444	(17)	1,733	(42)
Total bonds	$1,454	$(33)	$600	$(24)	$2,054	$(57)
Non-affiliated	26	-	-	-	26	-
Total common stocks	$26	$-	$-	$-	$26	$-
Total bonds and stocks	$1,480	$(33)	$600	$(24)	$2,080	$(57)

  26        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31	2020		2019		2018
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$1,222	$34	$2,020	$108	$1,924	$339
Gross realized gains	89	-	88	8	14	21
Gross realized losses	(30)	-	(17)	-	(27)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2020 and 2019.

  27        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$2,185	$(39)	$2	$(29)
Forwards	956	17	-	17
Total	$3,141	$(22)	$2	$(12)

	December 31, 2019		Year ended December 31, 2019

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$2,075	$(9)	$-	$(13)
Forwards	54	-	-	-
Total	$2,129	$(9)	$-	$(13)

G.	Other Invested Assets

During 2020, 2019 and 2018, the Company recorded OTTI losses on investments in joint ventures and partnerships of $56, $48, and $91, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2020 and 2019. Investment expenses of $29, $30 and $36 were included in Net investment income earned for the years ended December 31, 2020, 2019 and 2018, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,948 and $1,604 as of December 31, 2020 and 2019, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2020 and 2019:

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$283	$46	$329
Common stocks	10	-	-	10
Mutual funds	-	-	1	1
Derivative assets	-	50	-	50
Derivative liabilities	-	(72)	-	(72)
Total	$10	$261	$47	$318

December 31, 2019	Level 1	Level 2	Level 3	Total
Bonds	$-	$227	$139	$366
Common stocks	14	-	37	51
Mutual funds	-	-	2	2
Derivative assets	-	29	-	29
Derivative liabilities	-	(37)	-	(37)
Total	$14	$219	$178	$411

  28        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2020 and 2019.

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$139	$116	$(117)	$(4)	$-	$(88)	$46
Common stocks	37	28	-	(2)	(3)	(60)	-
Mutual funds	2	-	-	-	-	-	2
Total	$178	$144	$(117)	$(6)	$(3)	$(148)	$48

	Beginning Balance at January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2019
Bonds	$96	$203	$(67)	$(3)	$10	$(100)	$139
Common stocks	25	-	-	(2)	-	14	37
Mutual funds	-	1	-	-	1	-	2
Total	$121	$204	$(67)	$(5)	$11	$(86)	$178

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$5	Discounted cash flow	Yield	4.14%-5.72% (4.73%)

  29        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2020 and 2019:

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,633	$13,717	$-	$11,016	$3,617	$-
Cash equivalents and short term investments	155	155	23	60	73	-
Common stocks	17	17	10	7	-	-
Derivative assets	50	50	-	50	-	-
Derivative liabilities	(72)	(72)	-	(72)	-	-
Mortgage loans	2,141	2,043	-	-	2,141	-
Mutual funds	1	1	-	-	1	-
Total	$16,925	$15,911	$33	$11,061	$5,832	$-

December 31, 2019	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,014	$13,277	$2	$10,277	$3,735	$-
Cash equivalents and short term investments	342	342	280	61	-	-
Common stocks	61	61	14	9	37	-
Derivative assets	29	29	-	29	-	-
Derivative liabilities	(37)	(37)	-	(37)	-	-
Mortgage loans	2,615	2,539	-	-	2,615	-
Mutual funds	2	2	-	-	2	-
Preferred stocks	71	17	-	71	-	-
Total	$17,097	$16,230	$296	$10,410	$6,389	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2020, 2019 and 2018, is set forth in the table below:

December 31,	2020	2019	2018
Reserves for losses and LAE, end of prior year	$9,732	$10,935	$12,115
Incurred losses and LAE related to:
Current accident year	3,599	3,772	4,000
Prior accident year	22	(39)	260
Total incurred losses and LAE	$3,621	$3,733	$4,260
Paid losses and LAE related to:
Current accident year	(1,307)	(1,214)	(1,182)
Prior accident year	(3,067)	(3,722)	(4,258)
Total paid losses and LAE	(4,374)	(4,936)	(5,440)
Reserves for losses and LAE, end of current year	$8,979	$9,732	$10,935

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $22. This was due to the changes in discount of $8 as a result of interest rate fluctuations. This results in an unfavorable prior year development (“PYD”) of $30.

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

  30        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2019, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $39. This was due to the changes in discount of $37 as a result of interest rate fluctuations. This results in a favorable prior year development (“PYD”) of $2.

The favorable prior year development is generally a result of the following:

•	Favorable development on 2017 Hurricanes and 2017 California Wildfires subrogation recoverables in Commercial Property and Personal Lines;
•

Favorable development on Workers Compensation, both guaranteed cost business and large deductible and Defense Base Act business (covering government contractors serving at military bases overseas) where we reacted to favorable loss trends in recent accident years.

During 2018, after applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $260, which includes a decrease in loss reserve discount on prior accident years of $24. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior year loss reserve development of $491.

The 2018 unfavorable prior year development is generally a result of the following:

•

Unfavorable prior year development in excess casualty, driven by the combination of construction defect and construction wrap claims from accident years 2015 and prior where we reacted to significant increases in severity and longer claim reporting patterns, as well as higher than expected loss severity in accident years 2016 and 2017, which led to an increase in estimates for these accident years;

•

Unfavorable prior year development in financial lines, primarily from directors & officers (D&O) and employment practices liability (EPLI) policies covering corporate and national insureds as well as private and not-for-profit insureds. This development was predominantly in accident years 2014-2017 and resulted largely from increases in severity as the frequency of class action lawsuits increased in those years; and

•	Unfavorable prior year development in personal lines reflecting an increase in estimates in respect of the California Wildfires and Hurricane Irma.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $234, $310 and $249 for the years ended December 31, 2020, 2019 and 2018, respectively. The Company paid $5, $13 and $9 in the reporting period to settle 137, 148 and 204 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2020, 2019 and 2018, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

  31        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2020	2019	2018	2020	2019	2018
Direct
Loss and LAE reserves, beginning of year	$734	$727	$797	$307	$285	$215
Incurred losses and LAE	(61)	54	(17)	(1)	51	97
Calendar year paid losses and LAE	(55)	(47)	(53)	(20)	(29)	(27)
Loss and LAE Reserves, end of year	$618	$734	$727	$286	$307	$285

Assumed reinsurance
Loss and LAE reserves, beginning of year	$305	$316	$258	$18	$17	$19
Incurred losses and LAE	1	4	76	1	2	(1)
Calendar year paid losses and LAE	(14)	(15)	(18)	(1)	(1)	(1)
Loss and LAE Reserves, end of year	$292	$305	$316	$18	$18	$17

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$233	$364	$26	$40
Assumed reinsurance basis:	106	116	12	13
Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$119	$133	$51	$57
Assumed reinsurance basis:	5	6	2	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Loss Portfolio Transfer

On February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the “Reinsureds” (as cedants), each of which is a member of the Combined Pool) commuted certain loss portfolio reinsurance agreements with Eaglestone (as reinsurer). The commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers’ compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement was equal to the statutory balances as of the January 1, 2017 effective date.

On the same date, the Reinsureds (as cedants), Eaglestone (as original reinsurer), and Fortitude Re (as replacement reinsurer), and registered Class 4 and Class E reinsurer in Bermuda, entered into a novation agreement whereby obligations of excess workers’ compensation business previously ceded by the Reinsureds to Eaglestone were transferred to Fortitude Re. The novation consideration was equal to the total statutory reserves ceded to Eaglestone as of the January 1, 2017 effective date.

  32        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Further, and also on the same date, a book of assumed reinsurance business of the Reinsureds, which was previously embedded in one of the LPTs that was commuted, was ceded back to Eaglestone as a separate LPT (“Re-ceded Portfolio”) on a fund transferred basis with settlement equal to the statutory balances as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds.

Finally, the Reinsureds (as cedants) ceded substantially all commuted business as detailed above through various LPT reinsurance agreements to Fortitude Re (as replacement reinsurer). Additionally, at the same time, the Reinsureds also ceded to Fortitude Re additional business related to certain excess workers’ compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of a certain earmarked portfolio of assets owned by the Reinsureds.

The recording of these transactions by the Reinsureds in the first quarter of 2018 required the reversal of interest expense on funds held due to Eaglestone on the commuted portfolios and the recognition of interest expense due to Fortitude Re on the commuted portfolios and the new cessions, in order to record the effect of the transaction as of the stated effective date of January 1, 2017.

A reconciliation of change in reserves and corresponding consideration (paid) received for the above transactions between Eaglestone, Fortitude Re and the Reinsureds for the effective date of January 1, 2017 are shown below:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total
Reserves
Eaglestone Reinsurance Company	$(1,577)	$(2,895)	$-	$41	$(4,431)
Fortitude Reinsurance Company	1,577	-	4,013	-	5,590
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

Consideration (Paid) Received as Funds Held, Cash and Securities
Eaglestone Reinsurance Company	(1,734)	(2,895)	-	41	(4,588)
Fortitude Reinsurance Company	1,734	-	4,013	-	5,747
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

  33        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The below table presents the reserves as of December 31, 2017 that were transferred during 2018 between Eaglestone, Fortitude Re and the Reinsureds for the above transactions:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total Change in Reserves
Eaglestone Reinsurance Company	$(1,477)	$(2,567)	$-	$32	$(4,012)
Fortitude Reinsurance Company	1,477	-	3,442	-	4,919
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	898	(1,205)	(11)	(318)
American Home Assurance Company	-	898	(1,205)	(11)	(318)
Lexington Insurance Company	-	771	(1,032)	(10)	(271)
Total Combined Pool	-	2,567	(3,442)	(32)	(907)

C.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 5.0 percent and 3.5 percent interest rate as of December 31, 2020 and 2019, respectively. Only case basis reserves are subject to tabular discounting. The December 31, 2020 and 2019 liabilities include $631 and $570 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$161	$124	$135

As of December 31, 2020, 2019 and 2018, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $301, $203, and $184, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$116	$133	$73

As of December 31, 2020, 2019 and 2018, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $19, $142, and $193, respectively.

  34        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG’s international general insurance operations. At the time of forming the Association, the member companies thereto entered into an Inter-Reinsurance Agreement (“IRA”) to govern the business pooled in the Association. Immediately prior to June 1, 2019, the participation percentages for the Association pool members companies are set forth in the table below:

Member Company	NAIC Co. Code	Participation Percent
Combined Pool Member companies, as follows:
National Union	19445	78%
New Hampshire	23841	12%
American Home	19380	10%

Effective June 1, 2019, the IRA was commuted. Notwithstanding the commutation, all of the business at issue continues to be pooled in accordance with the Combined Pooling Agreement referenced in Note 6A.

Therefore, the commutation has no net impact to the member companies of the Combined Pool. However, the commutation, together with associated operational changes, has resulted in an increase in direct underwriting activity being reported by certain member companies of the Combined Pool.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2020, 2019 and 2018 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2020, 2019 and 2018:

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Purchase of securities	National Union	$183	Securities	$183	Cash
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
12/29/20	Purchase of securities	National Union	115	Securities	115	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	302	Securities

			2019
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
01/30/19	Purchase of securities	National Union	$154	Securities	$154	-
02/13/19	Return of Capital	AIG PC US	-	-	486	Securities

			2018
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
12/31/18	Capital Contribution	AIG PC US	$150	Receivables	$-	-

  35        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

Share Repurchase

On January 23, 2019, NY DFS approved American Home’s plan to distribute an amount of up to approximately $504 to its immediate parent, an increase in the par value of its common stock from $17 per share to $20 per share and a decrease in the minimum number of directors from 13 to 7. The distribution via a share repurchase agreement with the per share repurchase price equal to the American Home’s statutory book value per share was calculated as of September 30, 2018.

On February 14, 2019, American Home repurchased 139,000 shares of its issued and outstanding common stock, resulting in a distribution to its immediate parent of $502 and a reduction in its common capital stock and gross paid in and contributed surplus of $2 and $500, respectively. On that same date, American Home filed an amendment to its charter with DFS to increase the par value of the American Home’s common stock from $17 to $20 per share. The increase to the par value resulted in an increase of $5 to the American Home’s common capital stock and a reduction to its gross paid in and contributed surplus of the same amount, post share repurchase.

  36        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

AIG Global Real Estate Investment Corp. (“AIGGRE”) Restructure

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIGGRE (including its investment management affiliates), by contributing such interests to three separate real estate investment funds managed by AIGGRE – AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018.

In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $276 (representing an approximately 23% equity interest therein), and contributed the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $209) and received a cash payment from the fund of approximately $24.

In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $621 (representing approximately 23% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $702) and received a cash payment from the fund of approximately $224.

Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $52 (representing an approximately 8% equity interest therein), and contributed cash to the fund (approximately $34).

In 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE US Real Estate Fund III LP (US Fund III), a real estate investment fund managed AIGGRE. At the closing of US Fund III, on January 2, 2019, the Company made a capital commitment to the fund of up to $146 (representing an approximately 9.73% equity interest therein). In connection with the closing of US Fund III, the Company contributed cash (approximately $23).

AIGGRE Europe Real Estate Fund II S.C.SP (“Europe II Fund”) closed on March 8, 2019. In connection with the closing of Europe II Fund, the Company made a capital commitment to the fund of $43 (representing an approximate 7% equity interest therein), and contributed cash to the fund (approximately $4).

In December 2020, the Company and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. The Company sold all of its equity interests in the fund representing approximately 9.73% of U.S. Fund III to the third parties for a purchase price of approximately $78. After the close of the sale to third parties, the Company had no remaining capital commitments to U.S. Fund III. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the loan agreements between the Company and the third parties.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $87, $86, $16, and $34, respectively. As of December 31, 2020 the Company’s balance in U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II was $31, $148, $22 and $13, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $91, $99, $97, $16, and $38, respectively. As of December 31, 2019 the Company’s balance in U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II was $41, $215, $53, $23 and $4, respectively.

The AIGGRE investments are presented as Other invested assets on the Statement of Admitted Assets.

  37        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2020 and 2019, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2020	2019

Balances with other member pool companies	$81	-
Balances with other affiliates	13	9

Receivable from parent, subsidiaries and affiliates	$94	$9

Balances with National Union	$188	$117
Balances with other member pool companies	-	17
Balances with other affiliates	8	8

Payable to parent, subsidiaries and affiliates	$196	$142

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2020 and 2019 were $(15) and $(2), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2020 or 2019.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2020, 2019 and 2018:

Affiliates	2020	2019	2018

AIG Claims Inc.	$152	$172	$192
AIG PC Global Services, Inc.*	108	124	66
Total	$260	$296	$258

*AIG PC Global Services, Inc. is below one-half of one percent in 2020 and 2018.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2020 and 2019, the Company had no outstanding liability pursuant to this Loan Facility.

  38        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2020, 2019 and 2018:

Years Ended December 31,	2020		2019		2018
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$396	$438	$508	$631	$482	$672
Reinsurance premiums assumed:
Affiliates	7,816	8,148	8,252	8,162	7,221	7,322
Non-affiliates	187	221	105	100	147	192
Gross premiums	8,399	8,807	8,865	8,893	7,850	8,186

Reinsurance premiums ceded:
Affiliates	1,562	1,702	1,482	1,490	1,063	1,268
Non-affiliates	2,440	2,272	2,181	2,034	1,803	1,909
Net premiums	$4,397	$4,833	$5,202	$5,369	$4,984	$5,009

  39        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020 and 2019, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2020:
Affiliates	$644	$56	$6,951
Non-affiliates	815	557	9,603
Total	$1,459	$613	$16,554

December 31, 2019:
Affiliates	$781	$63	$8,519
Non-affiliates	648	337	8,374
Total	$1,429	$400	$16,893

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2020 and 2019 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2020
Affiliates	$3,899	$869	$644	$130	$3,255	$739
All Other	89	20	815	165	(726)	(145)
Total	$3,988	$889	$1,459	$295	$2,529	$594

December 31, 2019
Affiliates	$4,172	$978	$781	$163	$3,391	$815
All Other	122	29	648	135	(526)	(106)

Total	$4,294	$1,007	$1,429	$298	$2,865	$709

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2020 and 2019 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer	2020	2019

Affiliates:
Combined Pool*	$6,721	$7,080
Eaglestone	577	605
Other affiliates	179	8
Total affiliates	$7,477	$7,693

Berkshire Hathaway Group	96	81
Swiss Reinsurance Group	538	467
Munich Reinsurance Group**	250	128
Hannover Re Group**	211	177
Total Non-affiliates	1,095	853

Total affiliates and non-affiliates	$8,572	$8,546

* Includes intercompany pooling impact of $437 related to Unearned Premium Reserve, $6,143 related to Reserves for Losses and LAE and $8 related to Paid losses and LAE as of and for the year ended December 31, 2020, and $634, $6,248, and $6, respectively, as of and for the year ended December 31, 2019.

**Munich Reinsurance Group and Hannover Re Group were below 3% in 2019.

  40        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Reinsurance Recoverable in Dispute

At December 31, 2020 and 2019, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $35 and $37 as of December 31, 2020 and 2019, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2020, 2019 and 2018 was $2,287, $2,176 and $1,984, respectively. American Home’s share of this gain as of December 31, 2020, 2019 and 2018 was $799, $854 and $920, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2020 and 2019 the amount in trust was $3,743 and $4,326, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2020 and 2019 was $1,164 and $1,201, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner.

No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

  41        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars In Millions)

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2020 and 2019 are as follows:

	12/31/2020					12/31/2019						Change
	Ordinary	Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total

Gross DTA	$792		$249		$1,041		$892		$241		$1,133		$(100)		$8		$(92)
Statutory Valuation Allowance	15		17		32		13		53		66		2		(36)		(34)
Adjusted Gross DTA	777		232		1,009		879		188		1,067		(102)		44		(58)
Nonadmitted DTA	52		-		52		31		-		31		21		-		21
Subtotal Admitted DTA	725	-	232	-	957	-	848	-	188	-	1,036	-	(123)	-	44	-	(79)
DTL	104		232		336		123		188		311		(19)		44		25
Net Admitted DTA/(DTL)	$621		$-		$621		$725		$-		$725		$(104)		$-		$(104)

At December 31, 2020, the Company recorded gross deferred tax assets (“DTA”) of $1,041. A valuation allowance of $15 was established on deferred tax assets related to foreign tax credits and $17 on net capital deferred tax assets, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2020 and 2019:

	12/31/2020			12/31/2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	621	-	621	725	-	725	(104)	-	(104)
1. Adjusted gross DTAs realizable within 36 months	621	-	621	725	-	725	(104)	-	(104)
2. 15 percent of statutory surplus	NA	NA	912	NA	NA	790	NA	NA	122
Adjusted gross DTAs that can be offset against DTLs	104	232	336	123	188	311	(19)	44	25
Total DTA admitted as the result of application of SSAP 101	$725	232	957	$848	$188	$1,036	$(123)	$44	$(79)

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	489%	413%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$6,073	$5,271

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2020	2019	Change
Federal income tax	$(22)	$(42)	$20
Foreign income tax	8	7	1
Subtotal	(14)	(35)	21
Federal income tax on net capital gains	22	42	(20)
Federal and foreign income taxes incurred	$8	$7	$1

  42        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Discounting of unpaid losses	$120	$128	$(8)
Nonadmitted assets	13	15	(2)
Unearned premium reserve	156	147	9
Bad debt expense	8	9	(1)
Net operating loss carry forward	322	406	(84)
Foreign tax credit carry forward	81	80	1
Investments	46	26	20
Mortgage Contingency Reserve	-	34	(34)
Intangible Assets	11	13	(2)
Other temporary differences	35	34	1
Subtotal	792	892	(100)
Statutory valuation allowance adjustment	15	13	2
Nonadmitted	52	31	21
Admitted ordinary deferred tax assets	$725	$848	$(123)
Capital
Investments	$231	$228	$3
Unrealized capital losses	18	13	5
Subtotal	249	241	8
Statutory valuation allowance	17	53	(36)
Admitted capital deferred tax assets	232	188	44
Admitted deferred tax assets	$957	$1,036	$(79)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Investments	$69	$80	$(11)
Tax Act adjustment to discounting of unpaid losses	27	32	(5)
Compensation and benefits accrual	7	7	-
Other temporary differences	2	5	(3)
Subtotal	105	124	(19)
Capital
Investments	$153	$128	$25
Unrealized capital gains (losses)	79	59	20
Other temporary differences	1	1	-
Subtotal	233	188	45
Deferred tax liabilities	336	312	24
Net deferred tax assets/liabilities	$621	$724	$(103)

  43        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2020	2019	Change
Adjusted gross deferred tax assets	$1,010	$1,067	$(57)
Total deferred tax liabilities	(337)	(312)	(25)
Net deferred tax assets/ (liabilities)	673	755	(82)
Tax effect of unrealized gains (losses)			(15)
Total change in net deferred tax			$(67)
Change in deferred tax - current year			(81)
Change in deferred tax - current year - other surplus items			5
Change in deferred tax - current year - total			(76)
Change in deferred tax – prior period correction			9
Total change in deferred tax - current year			$(67)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2020:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$3	$(8)	$(5)
SSAP 3 - statutory valuation allowance	-	17	17
Subtotal SSAP 3	3	9	12
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	3	9	12
SSAP 3 - nonadmitted impact	-	(21)	(21)
Total SSAP 3 impact	$3	$(12)	$(9)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2020, 2019 and 2018:

  44        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	2020		2019		2018
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$325	$68	$628	$132	$(263)	$(55)
Book to Tax Adjustments:
Tax Exempt Income, net of proration	(11)	(2)	(18)	(4)	(34)	(7)
Stock Options And Other Compensation	9	2	10	2	-	-
Change in Nonadmitted Assets	10	2	18	4	28	6
Statutory Valuation Allowance	-	(17)	-	19	-	40
Return to Provision	-	(1)	-	(2)	-	(1)
Change in contingency reserve	162	34	(26)	(5)	(31)	(7)
FTC carryforward expiration	-	3	-	-	-	-
Other	(20)	(3)	(14)	4	36	8
Total Book to Tax Adjustments	150	18	(30)	18	(1)	39
Total Income Tax	$475	$86	$598	$150	$(264)	$(16)
Federal and Foreign Income Taxes Incurred	-	(13)	-	(35)	-	(54)
Federal Income Tax on Net Capital Gains	-	22	-	42	-	69
Change in Net Deferred Income Taxes	-	77	-	143	-	(31)
Total Income Tax	$-	$86	$-	$150	$-	$(16)

Operating loss and tax credit carry-forwards
At December 31, 2020 the Company had net operating loss carry forwards expiring through the year 2038 of:	$1,532
At December 31, 2020 the Company had foreign tax credits expiring through the year 2030 of:	$81

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2020. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2020, there was a $3 receivable related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2019.

  45        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table lists those companies that form part of the 2020 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC
AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC
AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC
AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC
AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC
AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC
AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC
AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC
AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC
AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC
AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.
AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.
AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.
AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.
AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.
AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.
AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company
AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.
AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.
AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC
AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC
AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.
Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation
American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

  46        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management
American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.
Barnegat Funding Corp.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company
Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC
CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company
Connective Mortgage Advisory Company	Crop Risk Services, Inc.	Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.
DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.
Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.	Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.
Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.	GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC
Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.
Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.
Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC
MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company
New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.
Raptor Funding Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.
SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.
Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC
SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.
SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC
SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company
SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the	The United States Life Insurance
The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.
Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.
Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC
Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company
Western World Insurance Group, Inc.

  47        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2021, as of December 31, 2020 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2020 and 2019.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2020 and 2019 represented or reduced by each item below is as follows:

Years Ended December 31,	2020	As Adjusted* 2019	2019
Unrealized gains and losses (net of taxes)	$312	$129	$130
Nonadmitted asset values	(112)	(123)	(102)
Provision for reinsurance	(25)	(16)	(16)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2020 and 2019.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

  48        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2020, the Company may be called upon for additional capital investments of up to $996.

At December 31, 2020 the Company had $304 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

  49        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2020:

Guaranteed Company			Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2020	Invested Assets @ 12/31/2020	Estimated Loss @ 12/31/2020	Policyholders’ Surplus 12/31/2020
21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )			12/15/1997	8/31/2009	$-	$21	$-	$22
21st Century North America Insurance Company (f/k/a American International Insurance Company )			11/5/1997	8/31/2009	9	611	-	613
21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)			12/15/1997	8/31/2009	1	19	-	20
AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)			8/29/2003	3/31/2011	7,248	92,029	-	2,507
American General Life and Accident Insurance Company	*		3/3/2003	9/30/2010	1,469	199,832	-	7,511
American General Life Insurance Company	*		3/3/2003	12/29/2006	7,588	199,832	-	7,511
American International Assurance Company (Australia) Limited	*	*	11/1/2002	10/31/2010	443	1,799	-	574
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*		9/15/1998	12/31/2012	4,968	7,005	-	2,074
AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*		12/15/1997	3/31/2015	83	98	-	146
Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*		3/2/1998	11/30/2007	148	5,816	-	2,439
Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)			11/5/1997	8/31/2009	-	25	-	26
Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)			1/20/2005	10/31/2007	6	831	-	57
SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*		1/4/1999	12/29/2006	718	199,832	-	7,511
SunAmerica Life Insurance Company	*		1/4/1999	12/29/2006	2,092	199,832	-	7,511
The United States Life Insurance Company in the City of New York	*		3/3/2003	4/30/2010	3,181	29,451	-	1,790
The Variable Annuity Life Insurance Company	*		3/3/2003	12/29/2006	4,357	90,247	-	2,906
Total					$32,311	$1,027,280	$-	$43,218

* Current affiliates

** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

  50        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $14 and $13 of loss reserves in respect of such policies as of December 31, 2020 and 2019, respectively. As of December 31, 2020, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $8.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2020 and 2019, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2020	2019
Deposit accounting assets	11	10
Equities in underwriting pools and associations	36	43
Guaranty funds receivable on deposit	2	9
Loss funds on deposit	68	74
Other assets	81	87
Total other admitted assets	$198	$223

B.	Other Liabilities

As of December 31, 2020 and 2019, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2020	2019
Assumed Mortgage Guaranty Contingency Reserve	$184	$162
Ceded Mortgage Guaranty Contingency Reserve	(184)	-
Escrow Deposit Liability	138	132
Other accrued liabilities	114	152
Retroactive reinsurance reserves - assumed	99	-
Retroactive reinsurance reserves - ceded	(26)	(27)
Deferred commission earnings	57	36
Escrow funds (NICO)	22	29
Accrued retrospective premiums	13	15
Servicing carrier liability	11	-
Remittances and items not allocated	4	-
Paid loss clearing contra liability (loss reserve offset for paid claims)	(22)	(25)
Total other liabilities	$410	$474

  51        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Other (Expense) Income

For the years ended December 31, 2020, 2019 and 2018, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2020	2019	2018
Fee income on deposit programs	$-	$2	$1
Interest expense on reinsurance program	(79)	(111)	(148)
Other (expense) income	(34)	13	11
Total other (expense) income	$(113)	$(96)	$(136)

D.	Non-Cash items

For the years ended December 31, 2020, 2019 and 2018, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2020	2019	2018
Capital contribution from parent:
Return of Capital	-	(486)	-
Receivable	-	-	150
AESA Commutation:			-
Premiums collected	(81)	-	-
Benefit and loss related payments	20	-	-
Commissions	60	-	-
Funds Held:
Premiums collected	(22)	(36)	(62)
Benefit and loss related payments	87	195	(15)
Interest	(74)	(107)	(146)
Commission and other expense paid	19	52	23
Funds held	10	104	200
Securities received/transferred:
Securities received	809	875	1,244
Securities transferred	(1,230)	(1,267)	(1,662)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $7 and $9 of stock in the FHLB at December 31, 2020 and 2019, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2020, the Company had an actual borrowing capacity of $988 based on qualified pledged collateral. At December 31, 2020, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2020 and 2019, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

  52        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

G.	COVID-19 Premium Refunds, Rate Reductions, and Policyholder Dividends

The impact of COVID-19 is evolving and will ultimately depend upon the scope, severity and duration of the crisis as well as the actions taken by governments, legislative bodies or regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for year-end 2020 for additional information regarding the impact of this event on AIG and its businesses.

During 2020, the Company reported voluntary premium refunds and rate reductions resulting from COVID-19 in the amount of $41 and $5, respectively. The Company accounts for premium refunds and rate reductions consistent with SSAP 53 and SSAP 66, and are recognized as a reduction to written or earned premium with the unearned premium reserve adjusted accordingly.

12.	Subsequent Events

Subsequent events have been considered through April 23, 2021 for these Financial Statements issued on April 23, 2021.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve companies listed below. The new pool participation percentages of the pool members, as compared to those as of December 31, 2020, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2021	Pool Participation Percentage as of December 31, 2020	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	35%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
Commerce and Industry Insurance Company (C&I)	19410	3%	0%	New York
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York

* Lead Company of the Combined Pool

  53        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.